Table of Contents

Letter to Shareholders ..................................................     1

MassMutual Prime Fund
  Portfolio Manager Report ..............................................     3
  Portfolio of Investments ..............................................     5
  Financial Statements ..................................................     7

MassMutual Short-Term Bond Fund
  Portfolio Manager Report ..............................................    11
  Portfolio of Investments ..............................................    14
  Financial Statements ..................................................    17

MassMutual Core Bond Fund
  Portfolio Manager Report ..............................................    22
  Portfolio of Investments ..............................................    25
  Financial Statements ..................................................    29

MassMutual Balanced Fund
  Portfolio Manager Report ..............................................    34
  Portfolio of Investments ..............................................    36
  Financial Statements ..................................................    41

MassMutual Value Equity Fund
  Portfolio Manager Report ..............................................    46
  Portfolio of Investments ..............................................    49
  Financial Statements ..................................................    51

MassMutual Small Cap Value Equity Fund
  Portfolio Manager Report ..............................................    56
  Portfolio of Investments ..............................................    59
  Financial Statements ..................................................    61

MassMutual International Equity Fund
  Portfolio Manager Report ..............................................    66
  Portfolio of Investments ..............................................    69
  Financial Statements ..................................................    71

Notes to Financial Statements ...........................................    76

Report of Independent Accountants/(1)/ ..................................    84

/(1)/The Report of Independent Accountants extends to the respective Portfolios of Investments and Financial Statements for each Fund, and the combined Notes to Financial Statements as listed above.

--------------------------------------------------------------------------------
MassMutual Institutional Funds - Letter to Shareholders
--------------------------------------------------------------------------------

                                                                January 30, 1998

To Our
Shareholders

[PHOTO OF STUART H. REESE APPEARS HERE]

Stuart H. Reese

"By almost any measure,
1997 was a solidly good
year."

More Positive News From The U.S.

As we begin 1998, the U.S. economy appears to be embarking on its eighth consecutive year of expansion. By almost any measure, 1997 was a solidly good year. Consumption was up, consumer confidence reached a 28-year high, unemployment hit a 24-year low, gains were made in personal income and corporate profits, housing starts and new and existing housing sales were up, and the Federal budget deficit was reduced to a point where 1998 may even see a small surplus.

All of this happened against a backdrop of declining price pressures, fueling debate over the relevance of the Phillips Curve, which is the historical model suggesting that economic growth will eventually breed inflation. Inflation measured by the Consumer Price Index remained below two percent, down from 1996 levels, and both the Producer Price Index and commodities prices dropped. Without inflationary pressures, the Federal Reserve, which had raised interest rates by 25 basis points in March, did not take action again for the remainder of the year, and rates consequently declined.

Against Uncertainty From Overseas

Working counter to the forces supporting the domestic economy over the past year was the financial breakdown in the Pacific Rim. After years of over-investment, weak infrastructure and poor economic policy, high-flying markets including South Korea, Thailand and Indonesia suffered tremendous losses during the second half of 1997.

The problems these economies face are deep and far-reaching, and recognition of this fact has caused turmoil in markets throughout the world. Japan, which has fiscal problems of its own, is a close trading partner to much of the rest of Southeast Asia and will be impacted by weakness there. The U.S. has seen effects of the Asian crisis on a number of levels. The uncertainty created by the Asian crisis has added volatility to an already nervous stock market, precipitating a one day drop in the Dow Jones Industrial Average of over 500 points in late October. A flight to quality in the currency markets bolstered the U.S. dollar, making American exports expensive in overseas markets and potentially increasing the trade deficit. Domestic firms that rely on sales to Asian markets may see profits come under pressure as orders decline, and competitive price pressures from Asian exporters may impact the ability for companies to raise prices on a global basis.

Strength Overcame Volatility in Stocks

Even though the U.S. stock market increased in volatility, it turned in impressive results for the year. As of December 31, 1997, the S&P 500 was up 33.37%, the Dow Jones Industrial Average increased 24.93%, the NASDAQ was up 21.63% and the Russell 2000 earned 22.36%.

Because of the uncertainty inherent in a market that's enjoyed such a tremendous three year advance, plus the concerns that arose from the Asian markets' problems, it was large cap growth stocks that benefited most during the year. These companies, which are well-represented in indices like the S&P 500, were part of a `flight to quality' that the market experienced over the course of the year. They are companies that are large enough to endure competitive pressures, and due to their large capitalizations, their stocks are very liquid.

A Profitable Year For Bonds

The bond market also advanced during 1997. After the Federal Reserve's March tightening, rates began to decline, and bonds rallied as a result. During the second half of the year, investors moved into bonds as a safe haven from stock market volatility. Rates declined and the yield curve flattened.

Toward the end of the year, bonds paying higher yields than Treasuries seemed to offer the best opportunities. For the first time in quite a while, there was some risk premium available in moving lower in quality.

                                                                     (Continued)

--------------------------------------------------------------------------------
MassMutual Institutional Funds - Letter to Shareholders (Continued)
--------------------------------------------------------------------------------

Strategic Positioning For The Future

We expect the positive economic factors that determined 1997's market to outweigh Asian concerns as 1998 continues. While the situation in the Far East is dominating current market psychology, the International Monetary Fund is assembling both the personnel and the financing necessary to begin restoring investor confidence and economic stability to the region. If that takes hold, domestic factors should begin to take precedence again. All things considered, we expect another year of economic growth, but at less vigorous levels than what we've seen recently.

In any event, recent volatility reminds us of the need to be paid for taking risk. In this environment, we believe that research, selectivity and a value orientation will separate winners from losers in both the stock and bond markets. MassMutual's strategic focus on identifying value in the markets has been tested over time. Our managers are experienced and talented, and supported by a team of in-house researchers and analysts. All told, we should be well positioned to act on the opportunities the coming year presents.


/s/ Stuart Reese]

Stuart H. Reese
President
MassMutual Institutional Funds

--------------------------------------------------------------------------------
MassMutual Prime Fund -- Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objective and policies for the MassMutual Prime Fund?

The objective and policies of the Fund are to:

 . maximize current income to the extent consistent with liquidity and the preservation of capital

 . invest in a diversified portfolio of money market instruments

 . invest in high quality debt instruments with remaining maturity not to exceed
  397 days

Note: This is not a money market fund.

How did the Fund perform over the past year?

The Fund has enjoyed another good year, with two classes of shares outperforming Lipper Analytical's Money Market fund average of 4.9% and keeping investors' purchasing power well ahead of inflation. Interest rates were favorable for investors focused on the shortest part of the fixed income spectrum this year and the Fund took advantage of the opportunities that were created.

How did your market change over the course of the year?

During the first half of the year, there was some concern in the fixed income markets that the Federal Reserve would raise interest rates to prevent economic growth from causing higher inflation. Rates did increase once, by 25 basis points, after the Federal Reserve's March meeting. In the second half, anticipation of further tightening dissipated. The Federal Reserve's policy makers met five times during the second half, but did not change rates at all, due in part to the fact that the rate of increase in the Consumer Price Index (inflation) was slowing, and that the Producer Price Index and commodity prices were actually falling. Another reason the Federal Reserve saw no need for action was the unraveling of the markets in Southeast Asia, a situation that could potentially slow the growth of the domestic economy.

Yields on bonds at the long end of maturities fell and prices rose as the year progressed and investors in search of quality looked to Treasuries. Rates at the short end, where we are focused, were already competitive and remained relatively stable. We were positioned to do well within this type of environment.

What investment decisions worked best for the Fund during the year?

Because the Prime Fund is not restrained by the rules that govern pure money market funds, we were again able to make use of the competitive advantages of Tier 2 commercial paper. Tier 2 paper carries slightly lower credit ratings than Tier 1 paper, but in exchange, it pays higher income, which can add to the Fund's total return. With our expertise and the resources to research all of our investments thoroughly, we are very comfortable with Tier 2 paper. During 1997, our Tier 2 holdings reached a peak of 90 percent of the portfolio, and the added income the sector provided helped us outperform our competitors.

Another advantage was the average life of our portfolio, a measure of the maturities of our holdings. Particularly during the second half of the year, when uncertainty in the broad markets sent investors searching for alternatives to stocks, demand at the short end of the fixed income market led to higher rates on new issuances. At an average life of 50 days versus 55 for the IBC/Donohue universe, our portfolio was somewhat shorter than our competitors'. Shorter maturity investments sent us back into the market more quickly, so we were able to take advantage of increasing rates faster.

What is your current investment strategy?

Other than looking for opportunities to increase our holdings of Tier 2 commercial paper, we are readjusting the average life of the Fund. There is currently a slight inversion in the yield curve, meaning that investments at the shortest end of maturities are yielding more than slightly longer instruments. Because an inversion in the curve is unusual, we are working on extending our average life to be more in line with that of the IBC benchmark. By buying longer paper now, the portfolio should enjoy the benefits of the current yield advantage longer when the curve returns to normal.

What is your outlook for the Fund as we move into 1998?

We think the outlook is strong. While we're not anticipating any major changes in interest rates, in the near term, we continue to watch economic and market data closely. In the current environment, money market securities are paying competitive rates, and that should continue as the year progresses. In addition, until the depth of the Asian markets' difficulties are fully understood and corrective actions taken, we may benefit from the shift in demand from volatile market sectors in favor of safer, more predictable investments.

--------------------------------------------------------------------------------
MassMutual Prime Fund -- Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Prime Fund Classes 1, 2, 3 and S and 91-day Treasury Bills


  MassMutual Prime Fund
  Total Return             One Year               Average Annual
                           1/1/97 - 12/31/97      10/3/94 - 12/31/97
  Class 1                      4.19%                   4.25%
  Class 2                      4.76%                   4.84%
  Class 3                      5.12%                   5.19%
  Class S                      5.39%                   5.44%
-------------------------------------------   --------------------
  91-Day                       5.14%                   5.18%
  Treasury Bills

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while 91-day Treasury Bills are unmanaged and do not incur expenses. Treasury Bills are backed by the U.S. Government and offer a fixed rate of return, while the fund's shares are not guaranteed.

                GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                           [LINE GRAPH APPEARS HERE]


DATE          CLASS 1      CLASS 2       CLASS 3       CLASS S        T-BILLS
----          -------      -------       -------       -------        -------
10/3/94        10,000       10,000        10,000        10,000         10,000
12/94          10,096       10,115        10,121        10,126         10,112
6/95           10,330       10,377        10,401        10,419         10,384
12/95          10,559       10,639        10,680        10,711         10,671
6/96           10,767       10,876        10,939        10,982         10,932
12/96          10,987       11,129        11,214        11,272         11,209
6/97           11,211       11,387        11,493        11,566         11,489
12/97          11,447       11,659        11,788        11,880         11,785

--------------------------------------------------------------------------------
MassMutual Prime Fund -- Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997
                                                     Principal
                                                      Amount        Market Value
                                                      ------        ------------

SHORT-TERM INVESTMENTS -- 94.4%
Commercial Paper -- 92.2%
Aristar, Inc.
  5.890% 2/19/1998                                  $3,245,000      $  3,218,985
Aristar, Inc.
  5.950% 2/06/1998                                   7,200,000         7,157,160
Baxter International Inc.
  5.800% 4/15/1998                                   2,650,000         2,604,449
Baxter International Inc.
  5.850% 4/15/1998                                   7,645,000         7,513,591
Boston Scientific Corporation
  5.970% 1/29/1998                                   5,600,000         5,573,997
Burlington Northern Santa Fe Corp.
  5.890% 2/17/1998                                  10,000,000         9,923,103
Carter Holt Harvey Limited
  5.750% 1/30/1998                                   5,100,000         5,076,377
Carter Holt Harvey Limited
  5.800% 2/03/1998                                   4,415,000         4,391,527
Carter Holt Harvey Limited
  6.000% 1/30/1998                                     880,000           875,747
Comdisco, Inc.
  5.900% 2/25/1998                                   3,465,000         3,433,767
ConAgra, Inc.
  5.720% 2/26/1998                                   6,400,000         6,343,054
Cox Enterprises, Inc.
  5.780% 1/22/1998                                   2,875,000         2,865,307
Crown Cork & Seal Company Inc.
  5.950% 2/18/1998                                   1,215,000         1,205,361
Crown Cork & Seal Company Inc.
  5.970% 1/28/1998                                   3,620,000         3,603,792
Crown Cork & Seal Company Inc.
  5.970% 2/24/1998                                   5,425,000         5,376,419
CSX Corporation
  5.710% 1/14/1998                                   3,700,000         3,692,371
CSX Corporation
  5.730% 1/16/1998                                   4,450,000         4,439,375
CSX Corporation
  5.740% 2/06/1998                                   1,950,000         1,938,807
Dana Credit Corporation
  6.060% 2/05/1998                                   1,455,000         1,446,428
Dominion Resources, Inc.
  5.950% 1/27/1998                                   5,900,000         5,874,646
Echlin, Inc.
  5.740% 2/11/1998                                   2,810,000         2,791,630
Echlin, Inc.
  5.900% 2/23/1998                                   4,975,000         4,931,787
Enron Corp.
  5.740% 1/23/1998                                   1,855,000         1,848,493
Federal Signal Corp.
  5.720% 1/15/1998                                   3,815,000         3,806,514
Federal Signal Corp.
  5.730% 1/15/1998                                   4,065,000         4,055,942
Fina Oil and Chemical Company
  5.780% 3/26/1998                                   1,200,000         1,183,340
Finova Capital Corporation
  5.640% 1/29/1998                                   4,630,000         4,609,690
Humana, Inc.
  5.750% 1/09/1998                                   1,975,000         1,972,476
Humana, Inc.
  5.999% 1/08/1998                                   1,565,000         1,563,174
Illinois Power Company
  5.760% 1/13/1998                                   4,510,000         4,501,341
Illinois Power Company
  5.780% 1/20/1998                                   5,845,000         5,827,170
Lockheed Martin Corporation
  5.770% 2/10/1998                                   5,970,000         5,931,726
Lockheed Martin Corporation
  5.830% 4/13/1998                                   2,340,000         2,300,552
Lockheed Martin Corporation
  5.850% 3/13/1998                                   2,100,000         2,075,357
Mallinckrodt Group Inc.
  6.050% 2/13/1998                                   5,220,000         5,182,278
Mallinckrodt Group Inc.
  6.300% 1/05/1998                                   1,320,000         1,319,076
ORIX Credit Alliance, Inc.
  5.710% 2/20/1998                                   2,775,000         2,752,993
ORIX Credit Alliance, Inc.
  5.840% 2/27/1998                                   1,250,000         1,238,442
ORIX Credit Alliance, Inc.
  5.980% 3/13/1998                                   1,690,000         1,670,168
ORIX Credit Alliance, Inc.
  6.150% 3/12/1998                                   3,945,000         3,899,359
Public Service Electric and Gas Company
  5.750% 2/05/1998                                   3,180,000         3,162,223
Public Service Electric and Gas Company
  5.800% 2/04/1998                                   7,200,000         7,160,560
Ryder System, Inc.
  6.080% 2/24/1998                                   3,710,000         3,676,165
Ryder System, Inc.
  6.220% 3/03/1998                                   2,925,000         2,895,510
Textron Financial Corporation
  5.870% 3/25/1998                                   1,215,000         1,198,333
Textron Financial Corporation
  5.900% 2/12/1998                                     260,000           258,210

                                                                     (Continued)

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Prime Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------


                                                             Principal
                                                              Amount             Market Value
                                                           -------------        ---------------
Textron Financial Corporation 5.980% 3/20/1998              $ 3,600,000          $   3,553,590
Textron Financial Corporation 6.020% 2/13/1998                3,700,000              3,673,395
Textron Financial Corporation 6.100% 1/29/1998                1,060,000              1,054,971
Union Camp Corp. 5.600% 1/26/1998                             1,600,000              1,593,778
Union Camp Corp. 5.640% 5/01/1998                             4,350,000              4,263,725
Union Pacific Corporation 5.800% 2/02/1998                    2,470,000              2,457,265
Union Pacific Corporation 5.930% 2/11/1998                    4,775,000              4,742,752
Union Pacific Corporation 6.050% 3/09/1998                    3,275,000              3,238,734
UOP 5.770% 2/27/1998                                          4,900,000              4,855,234
UOP 5.850% 1/21/1998                                          4,990,000              4,973,783
Vastar Resources, Inc. 5.820% 2/12/1998                       4,510,000              4,479,377
Vastar Resources, Inc. 5.850% 3/18/1998                       5,655,000              5,583,967
Volvo AB 5.800% 2/09/1998                                    10,000,000              9,937,167
                                                                                ---------------
                                                                                   222,774,510
                                                                                ===============
Discount Notes -- 2.2%
Farm Credit 5.420% 11/20/1998                                 1,390,000              1,315,695
Federal National Mortgage Association 5.410% 4/27/1998        4,200,000              4,119,476
                                                                                ---------------
                                                                                     5,435,171
                                                                                ===============

TOTAL SHORT-TERM INVESTMENTS                                                       228,209,681
                                                                                ===============
(Cost $228,230,839)+

TOTAL INVESTMENTS -- 94.4%                                                         228,209,681

Other Assets/(Liabilities) - 5.6%                                                   13,508,786
                                                                                ---------------

NET ASSETS -- 100.0%                                                             $ 241,718,467
                                                                                ===============

Notes to Portfolio of Investments
+Aggregate cost for Federal tax purposes (Note 7)

             The remainder of this page intentionally left blank.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Prime Fund -- Financial Statements
--------------------------------------------------------------------------------
Statement of Assets and Liabilities


                                                                                     December 31, 1997
                                                                                     -----------------
Assets:
  Short-term investments, at value (cost $228,230,839) (Note 2)...................   $    228,209,681
  Cash ...........................................................................                881
  Receivables from:
   Fund shares sold ..............................................................         15,760,118
                                                                                     -----------------
    Total assets .................................................................        243,970,680
                                                                                     -----------------
Liabilities:
  Payables for:
   Fund shares redeemed ..........................................................          2,101,153
   Directors' fees and expenses (Note 3) .........................................              5,869
   Affiliates (Note 3):
    Investment management fees ...................................................            105,518
    Administration fees ..........................................................             18,390
    Service and distribution fees ................................................                230
Accrued expenses and other liabilities ...........................................             21,053
                                                                                     -----------------
    Total liabilities ............................................................          2,252,213
                                                                                     -----------------
Net assets .......................................................................   $    241,718,467
                                                                                     =================
Net assets consist of:
  Paid-in capital ................................................................   $    241,757,785
  Accumulated net realized loss on investments ...................................            (18,160)
  Net unrealized depreciation on investments .....................................            (21,158)
                                                                                     =================
                                                                                     $    241,718,467
                                                                                     =================
Net assets:
  Class 1 ........................................................................   $        114,315
                                                                                     =================
  Class 2 ........................................................................   $        116,323
                                                                                     =================
  Class 3 ........................................................................   $        117,416
                                                                                     =================
  Class S ........................................................................   $    241,370,413
                                                                                     =================

Shares outstanding:
  Class 1 ........................................................................            757.816
                                                                                     =================
  Class 2 ........................................................................            769.958
                                                                                     =================
  Class 3 ........................................................................            776.927
                                                                                     =================
  Class S ........................................................................      1,600,181.474
                                                                                     =================

Net asset value, offering price and
redemption price per share:
  Class 1 ........................................................................   $         150.85
                                                                                     =================
  Class 2 ........................................................................   $         151.08
                                                                                     =================
  Class 3 ........................................................................   $         151.13
                                                                                     =================
  Class S ........................................................................   $         150.84
                                                                                     =================

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Prime Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------


Statement of
Operations

                                                                                                      Year ended
                                                                                                     December 31, 1997
                                                                                                     -----------------
Investment income:
   Interest ........................................................................................    $ 14,872,581
                                                                                                        ------------
Expenses (Note 1):
   Investment management fees (Note 3) .............................................................       1,155,353
   Custody fees ....................................................................................          23,463
   Audit and legal fees ............................................................................           8,135
   Directors' fees (Note 3) ........................................................................          21,363
   Fees waived by the investment manager (Note 3) ..................................................         (29,758)
                                                                                                        ------------
                                                                                                           1,178,556
   Administration fees (Note 3):
    Class 1 ........................................................................................             630
    Class 2 ........................................................................................             583
    Class 3 ........................................................................................             361
    Class S ........................................................................................         207,430
Distribution and service fees (Note 3):
    Class 1 ........................................................................................             728
    Class 2 ........................................................................................             170
                                                                                                        ------------
     Net expenses ..................................................................................       1,388,458
                                                                                                        ------------
     Net investment income .........................................................................      13,484,123
                                                                                                        ------------

Realized and unrealized gain (loss):
    Net realized loss on investment transactions ...................................................         (11,009)
    Net change in unrealized appreciation (depreciation)
     on investments ................................................................................         (13,070)
                                                                                                        ------------
      Net realized and unrealized loss .............................................................         (24,079)
                                                                                                        ------------
    Net increase in net assets resulting from operations ...........................................    $ 13,460,044
                                                                                                        ============


Statements of
Changes in Net
Assets

                                                                                      Year ended          Year ended
                                                                                   December 31, 1997   December 31, 1996
                                                                                   -----------------   -----------------

Increase (Decrease) in Net Assets:
Operations:
Net investment income ............................................................     $  13,484,123      $  13,029,745
   Net realized loss on investment transactions ..................................           (11,009)            (5,068)
   Net change in unrealized appreciation (depreciation)
    on investments ...............................................................           (13,070)            11,447
                                                                                       -------------      -------------
     Net increase in net assets resulting from operations ........................        13,460,044         13,036,124
                                                                                       -------------      -------------

Distributions to shareholders (Note 2):

   From net investment income:
   Class 1 .......................................................................            (4,723)            (4,288)
   Class 2 .......................................................................            (5,393)            (4,922)
   Class 3 .......................................................................            (5,838)            (5,335)
   Class S .......................................................................       (13,552,104)       (13,067,477)
                                                                                       -------------      -------------
    Total distributions from net investment income ...............................       (13,568,058)       (13,082,022)
                                                                                       -------------      -------------

Net fund share transactions (Note 5):

   Class 1 .......................................................................             4,723              4,288
   Class 2 .......................................................................             5,393              4,922
   Class 3 .......................................................................             5,838              5,335
   Class S .......................................................................       (17,250,954)         4,838,727
                                                                                       -------------      -------------

     Increase (Decrease) in net assets from net fund
      share transactions .........................................................       (17,235,000)         4,853,272
                                                                                       -------------      -------------
   Total increase (decrease) in net assets........................................       (17,343,014)         4,807,374



Net assets:

   Beginning of period ...........................................................       259,061,481        254,254,107
                                                                                       -------------      -------------

   End of period (including undistributed net investment income
    of $0 and $80,676, respectively) .............................................     $ 241,718,467      $ 259,061,481
                                                                                       =============      =============


   The accompanying notes are an integral part of the financial statements.
8

--------------------------------------------------------------------------------
MassMutual Prime Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                                Class 1
                                                                                                -------
                                                                    Year ended      Year ended      Year ended       Period ended
                                                                     12/31/97        12/31/96        12/31/95        12/31/94+**
                                                                    ----------      ----------      ----------       ------------
Net asset value, beginning of period                                $  151.03       $  151.05       $  150.39        $   150.00
                                                                    ----------      ----------      ----------       ------------
Income (loss) from investment operations:
 Net investment income                                                   6.33***         6.09***         6.90 ***          1.02
 Net realized and unrealized gain (loss) on investments                 (0.01)           0.03           (0.01)             0.42
                                                                    ----------      ----------      ----------       ------------
  Total income (loss) from investment operations                         6.32            6.12            6.89              1.44
                                                                    ----------      ----------      ----------       ------------
Less distributions to shareholders:
 From net investment income                                             (6.50)          (6.14)          (6.23)            (1.05)
                                                                    ----------      ----------      ----------       ------------
Net asset value, end of period                                      $  150.85       $  151.03       $  151.05        $   150.39
                                                                    ==========      ==========      ==========       ============
Total Return                                                             4.19%           4.05%           4.58%             0.96%

Ratios/Supplemental Data:
 Net assets, end of period (000s)                                        $114            $110            $105              $101
 Net expenses to average daily net assets#                               1.67%           1.65%           1.65%             1.65%*
 Net investment income to average daily net assets                       4.11%           3.97%           4.48%             4.07%*

  #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
   Without this partial waiver of fees by MassMutual, the ratio
   of expenses to average daily net assets would have been:              1.68%           1.68%           1.68%             1.69%*

                                                                                             Class 2
                                                                                             -------
                                                                  Year ended       Year ended      Year ended         Period ended
                                                                   12/31/97         12/31/96        12/31/95           12/31/94+(**)
                                                                  ----------       ----------      ----------         -----------
Net asset value, beginning of period                              $   151.23       $  151.24       $   150.56         $  150.00
                                                                  -----------      ----------      -----------        -----------
Income (loss) from investment operations:
 Net investment income                                                  7.22***         6.96***          7.78***           1.16
 Net realized and unrealized gain (loss) on investments                (0.03)           0.04            (0.02)             0.57
                                                                  -----------      -----------     -----------        ------------
  Total income (loss) from investment operations                        7.19            7.00             7.76              1.73
                                                                  -----------      -----------     -----------        ------------
Less distributions to shareholders:
 From net investment income                                            (7.34)          (7.01)           (7.08)            (1.17)
                                                                  -----------      -----------     -----------        ------------
Net asset value, end of period                                    $   151.08       $  151.23       $   151.24         $  150.56
                                                                  ===========      ===========     ===========        ============
Total Return                                                            4.76%           4.63%            5.16%             1.15%
Ratios/Supplemental Data:
 Net assets, end of period (000s)                                       $116            $111             $106              $101
 Net expenses to average daily net assets#                              1.12%           1.10%            1.10%             1.10%*
 Net investment income to average daily net assets                      4.66%           4.52%            5.03%             4.62%*

  #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
  Without this partial waiver of fees by MassMutual, the ratio
  of expenses to average daily net assets would have been:              1.13%           1.13%            1.13%             1.14%*

+ All per share amounts for the period have been restated to reflect a 1-for-15 reverse stock split effective December 16, 1994.

*     Annualized

** For the period from October 3, 1994 (commencement of operations) through December 31, 1994.

*** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Prime Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)


                                                                                             Class 3
                                                                                             -------
                                                                  Year ended       Year ended      Year ended        Period ended
                                                                   12/31/97         12/31/96        12/31/95         12/31/94+**
                                                                  ----------       ----------      ----------        ------------
Net asset value, beginning of period                              $  151.29        $ 151.32        $  150.61         $  150.00
                                                                  ----------       ----------      ----------        ------------
Income (loss) from investment operations:
 Net investment income                                                 7.77***         7.51***          8.33***           1.21
 Net realized and unrealized gain (loss) on investments               (0.02)           0.05            (0.01)             0.61
                                                                  ----------       ----------      ----------        ------------
  Total income (loss) from investment operations                       7.75            7.56             8.32              1.82
                                                                  ----------       ----------      ----------        ------------
Less distributions to shareholders:
 From net investment income                                           (7.91)          (7.59)           (7.61)            (1.21)
                                                                  ----------       ----------      ----------        ------------
Net asset value, end of period                                     $ 151.13        $ 151.29        $  151.32         $  150.61
                                                                  ==========       ==========      ==========        ============
Total Return                                                           5.12%           5.00%            5.53%             1.21%
Ratios/Supplemental Data:
 Net assets, end of period (000s)                                      $117            $112             $106              $101
 Net expenses to average daily net assets#                             0.77%           0.75%            0.75%             0.75%*
 Net investment income to average daily net assets                     5.01%           4.86%            5.38%             4.99%*

  #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
  Without this partial waiver of fees by MassMutual, the ratio
  of expenses to average daily net assets would have been:             0.79%           0.78%            0.78%             0.79%*


                                                                                                 Class S(1)
                                                                                                 ---------
                                                                  Year ended        Year ended      Year ended        Period ended
                                                                   12/31/97          12/31/96        12/31/95         12/31/94+**
                                                                  ----------        ----------      ----------        ------------
Net asset value, beginning of period                              $   151.00        $  151.06       $  150.36         $  150.00
                                                                  ----------        ----------      ----------        ------------
Income (loss) from investment operations:
 Net investment income                                                  8.14***          7.85***         8.70***           1.55
 Net realized and unrealized gain (loss) on investments                (0.01)            0.06           (0.02)             0.34
                                                                  ----------        ----------      ----------        ------------
  Total income (loss) from investment operations                        8.13             7.91            8.68              1.89
                                                                  ----------        ----------      ----------        ------------
Less distributions to shareholders:
 From net investment income                                            (8.29)           (7.97)          (7.98)            (1.53)
                                                                  ----------        ----------      ----------        ------------
Net asset value, end of period                                    $   150.84        $  151.00       $  151.06         $  150.36
                                                                  ==========        ==========      ==========        ============
Total Return@                                                           5.39%            5.24%           5.78%             1.26%
Ratios/Supplemental Data:
 Net assets, end of period (000s)                                  $ 241,370        $ 258,729       $ 253,936         $ 170,548
 Net expenses to average daily net assets#                            0.5399%          0.5160%         0.5160%           0.5160%*
 Net investment income to average daily net assets                      5.25%            5.10%           5.61%             5.01%*

  #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
  Without this partial waiver of fees by MassMutual, the ratio
  of expenses to average daily net assets would have been:            0.5515%          0.5509%         0.5468%           0.5605%*

+ All per share amounts for the period have been restated to reflect a 1-for-15 reverse stock split effective December 16, 1994.

*    Annualized

** For the period from October 3, 1994 (commencement of operations) through December 31, 1994.

*** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.

1    Class S shares were previously designated as Class 4 shares.

@ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.


   The accompanying notes are an integral part of the financial statements.
10

--------------------------------------------------------------------------------
MassMutual Short-term Bond Fund -- Portfolio Manager Report
--------------------------------------------------------------------------------


What are the investment objective and policies for the MassMutual Short-Term Bond Fund?

     The objective and policies of the Fund are to:

     . achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values

     . invest primarily in a diversified portfolio of short-term, investment grade, fixed income securities

     .    maintain duration below three years

     . diversify investments among market sectors on the basis of relative value

How did the Fund perform over the past year?


     The Fund performed well for the year, providing a steady stream of income along with opportunities for price appreciation, but with less sensitivity to interest rate risk than longer-term bond funds. During the course of the year, our assets under management continued to grow as well, both due to return from our investments and significant inflows of cash.

Describe the investment climate over that period.

     During the first six months of the year, the most significant event was the rise in interest rates that followed the Federal Reserve's March meeting. Rates increased in the first quarter, but then declined in the second as concerns over another Federal Reserve policy move diminished. The yield curve, which we use to strategically set the length of our portfolio, was steep during the first half, meaning that investors were being rewarded for holding longer-maturity bonds. As a result, our duration at that time was at the three year mark.

     In the second half, investors reacting to Asian markets' difficulties moved into the bond market for its relative safety. Since bond prices and yields move in opposite directions, this demand caused a flattening of the yield curve and resulted in a shortening of the Fund's duration to under two years by the end of December. By shortening the portfolio when the yield curve is relatively flat, we are able to capture yields that are competitive with those offered by longer bonds, but with lower overall price volatility.

What investment decisions benefited the portfolio most as the year progressed?


     Throughout the year, we added to our holdings of corporate bonds and sold Treasuries. Corporate bonds looked like better opportunities during the first half of the year, and as of June 30, we had increased our corporate bond holdings to 19 percent of the portfolio and reduced our Treasuries to 47 percent.


     When the Asian markets' troubles caused stock market volatility in the second half, investors looking for safer havens for their money turned to high quality bonds. This movement began a rally in Treasuries, which in turn caused spreads on corporate bonds versus Treasuries to widen significantly from where they had been during the first six months of the year. We had net purchases of $7.6 million in corporates, bringing the sector to over 20 percent of the portfolio by year-end, and sold Treasuries -- down to 25 percent of the portfolio at year-end -- when their prices rallied.

     One corporate disappointment worth mentioning was Korea Development Bank, which we bought just before the Asian crisis was fully recognized. At roughly one-quarter of one percent of the portfolio, however, its impact was minimal, and we expect it to do well as the International Monetary Fund works to get Asia back on its feet.

     Another strong sector for us was asset-backed securities. During the year, we owned RV loans, corporate credit cards and equipment loans plus a new and interesting asset class called utility rate reduction bonds. Asset-backed securities also saw spreads widen versus Treasuries as the markets began to react to Asia, and we added $3.95 million to our assets in the sector.

     In agency debt, where we added $8 million to the portfolio, we were focused primarily on HUD notes, which carry the full faith and credit of the U.S. government, but trade at a premium over Treasuries because of their slightly lower liquidity.

     Finally, we increased our holdings of money market securities over the period. As the yield curve flattened, and even inverted at the shortest part, this sector has become extremely attractive. Our emphasis on it -- 38 percent of the portfolio at year-end -- has been an advantage.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund -- Portfolio Manager Report (continued)
--------------------------------------------------------------------------------

How are you currently positioning the portfolio, and why?


     Our current strategy is to book yield where it is most attractive, rather than looking for potential price appreciation, so we are continuing to shorten the average life and duration of the portfolio due to the flatness of the yield curve. If the curve continues to flatten, or if it inverts further, we will shorten the portfolio even more. We don't expect rates to go too much lower, which means our short-duration focus should be a benefit. However, if the market should continue to rally, this policy would hold us back versus our longer-duration, more price-sensitive competitors.

What is your outlook for the Fund heading into 1998?


     Our outlook is positive. This Fund's yield-driven strategy has worked well over time, and we expect strong performance from it going forward. Another advantage comes from our extensive research capabilities and focus on credit analysis. These resources put us in an excellent position to take advantage of market opportunities like rate reduction bonds as they arise.

     In terms of the economic environment, we expect 1998 to be a less volatile year than 1997 was, since the Asian financial crisis is likely to keep the Federal Reserve from changing policy in the near term. That should benefit us with our present short-duration portfolio and focus on capturing current yield.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund -- Portfolio Manager-Report (Continued)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Growth of a $10,000 Investment
Hypothetical Investments in MassMutual Short-Term
Bond Fund Classes 1, 2, 3 and S and the Lehman Brothers
1-3 Year Government Bond Index
--------------------------------------------------------------------------------
 MassMutual Short-Term Bond Fund
 Total Return         One Year            Average Annual
                      1/1/97 - 12/31/97   10/3/94 - 12/31/97
 Class 1                   5.63%                 6.21%
 Class 2                   6.18%                 6.79%
 Class 3                   6.63%                 7.19%
 Class S                   6.84%                 7.43%
--------------------------------------------------------------------------------
 Lehman Brothers           6.64%                 6.88%
 1-3 Year
 Government Bond Index
--------------------------------------------------------------------------------
Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers 1-3 Year Government Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.
--------------------------------------------------------------------------------
                           [LINE GRAPH APPEARS HERE]

                GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

              Class 1    Class 2   Class 3   Class S   Lehman 1-3 Yr.

10/3/94       10,000     10,000    10,000    10,000        10,000
12/94          9,983      9,991    10,000    10,013        10,013
6/95          10,730     10,769    10,801    10,816        10,661
12/95         11,035     11,101    11,160    11,192        11,086
6/96          11,165     11,264    11,346    11,380        11,244
12/96         11,516     11,658    11,750    11,816        11,643
6/97          11,753     11,933    12,050    12,119        11,976
12/97         12,164     12,378    12,529    12,624        12,416

--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]

Quality Structure (12/31/97)
MassMutual Short-Term Bond Fund


U.S. Governments
Cash Equivalents
Aaa/AAA                 Aa/AA          A/A            Baa/BBB
 79.9%                  1.9%           8.2%           10.0%

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                           [PIE CHART APPEARS HERE]


Duration Diversification (12/31/97)
MassMutual Short-Term Bond Fund

Average Duration = 1.7 years
Less Than
1 year     1-3 years     3-5 years   5-7 years   7-10 years
38.5%       41.7%          12.9%      5.7%         1.2%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund -- Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997

                        Principal
                         Amount    Market Value
                         ------    ------------
BONDS & NOTES -- 64.9%
ASSET BACKED SECURITIES -- 6.9%
California
 Infrastructure PG&E-
 1,1997-1, Class A4
 6.160% 6/25/2003      $  550,000   $  552,101
California
 Infrastructure PG&E-
 1,1997-1, Class A6
 6.320% 9/25/2005         250,000      252,178
California
 Infrastructure
 SCE-1,1997-1,
 Class A3
 6.170% 3/25/2003         350,000      351,306
California
 Infrastructure
 SCE-1,1997-1,
 Class A5
 6.280% 9/25/2005         300,000      301,413
California
 Infrastructure
 SDG&E-1,1997-1,
 Class A5
 6.190% 9/25/2005         200,000      200,616
Capita Equipment
 Receivables Trust
 1996-1, Class A4
 6.280% 6/15/2000       1,000,000    1,004,120
Capita Equipment
 Receivables Trust
 1997-1, Class A3
 6.120% 9/15/2000       1,500,000    1,502,340
Chase Manhattan Auto
 Owner Trust 1997-A,
 Class A4
 6.400% 7/16/2001       1,500,000    1,509,375
Chase Manhattan RV
 Owner Trust 1997-A,
 Class A7
 6.140% 10/16/2006      1,000,000    1,001,180
First Bank Corporate
 Card Master Trust
 1997-1, Class A
 6.400% 2/15/2003      $1,000,000  $ 1,008,120
Ford Credit 1994-B
 Grantor Trust
 7.300% 10/15/1999        159,393      160,588
Ford Credit Auto
 Owner Trust 1996-B,
 Class A-4
 6.300% 1/15/2001       2,000,000    2,007,500
Metlife Capital
 Equipment Loan Trust
 Series 1997-A,
 Class A
 6.850% 5/20/2008       1,000,000    1,030,350
Railcar Trust No.
 1992-1
 7.750% 6/01/2004       1,103,295    1,158,912
World Omni 1996-A
 Automobile Lease
 Securitization Trust,
 Class Al
 6.300% 6/25/2002       1,883,748    1,885,500
                                   -----------

TOTAL ASSET BACKED
SECURITIES                          13,925,599
                                   ===========

(Cost $13,851,094)

CORPORATE DEBT -- 20.2%
AirTouch
 Communications, Inc.
 7.500% 7/15/2006       1,000,000    1,061,710
America West Airlines
 1996-1, Class A
 6.850% 7/02/2009       1,980,748    2,011,173
Analog Devices, Inc.
 6.625% 3/01/2000       1,000,000    1,005,920
Associates Corporation
 of North America
 6.750% 8/01/2001       1,500,000    1,524,555
Bell Atlantic Financial
 Services, Inc.
 6.610% 2/07/2000       2,000,000    2,025,240
BHP Finance (USA)
 Limited
 7.875% 12/01/2002     $1,000,000   $1,061,040
Carlisle Companies
 Incorporated
 7.250% 1/15/2007       1,000,000    1,036,440
The CIT Group
 Holdings, Inc.
 6.250% 3/22/1999       2,200,000    2,208,492
CSC Enterprises 144A
 6.500% 11/15/2001      2,000,000    2,027,780
First Brands
 Corporation
 7.250% 3/01/2007       1,500,000    1,545,900
General American
 Transportation
 Corporation
 6.750% 3/01/2006       1,000,000    1,010,880
Heller Financial, Inc.
 6.330% 7/28/2000       2,000,000    1,998,280
Korea Development Bank
 7.375% 9/17/2004         600,000      480,126
Lockheed Martin
 Corporation
 7.700% 6/15/2008       1,000,000    1,081,720
MAPCO Inc.
 7.250% 3/01/2009       1,250,000    1,303,888
Norfolk Southern
 Corporation
 7.350% 5/15/2007       1,000,000    1,062,850
Orchard Supply
 Hardware Stores
 Corporation
 9.375% 2/15/2002       2,000,000    2,068,880
ORIX Credit Alliance,
 Inc. 144A
 6.480% 4/20/1999       2,000,000    2,013,260
J. C. Penny Company, Inc.
 7.250% 4/01/2002       2,500,000    2,588,200
Rite Aid Corporation
 6.700% 12/15/2001      1,000,000    1,010,680

                                   (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------


                      Principal
                        Amount       Market Value
                        ------       ------------
Union Oil Company of
 California
 9.875% 8/15/2002     $2,500,000     $  2,867,975
The US West Capital
 Funding, Inc.
 6.850% 1/15/2002      1,500,000        1,516,890
Valero Pass-Through
 Asset Trust 1997-1 144A
 6.750% 12/15/2002     1,000,000        1,004,910
Walt Disney Company, The
 6.375% 3/30/2001      1,500,000        1,515,555
WR. Grace & Co.
 8.000% 8/15/2004      3,240,000        3,505,810
                                     ------------
TOTAL CORPORATE DEBT                   40,538,154
                                     ============
(Cost $39,785,561)

U.S. GOVERNMENT
AGENCY OBLIGATIONS -- 12.8%
Federal Home Loan Mortgage Corporation
(FHLMC) -- 2.2%
Collateralized Mortgage Obligations -- 2.0%
FHLMC Series 1693
 Class G
 6.000% 7/15/2007      2,000,000        1,988,740
FHLMC Series 1704
 Class PE
 6.000% 7/15/2007      2,000,000        1,995,000
                                     ------------
                                        3,983,740
                                     ============
Pass-Through Securities -- 0.2%
FHLMC
 4.750% 9/01/2006        341,974          330,645
                                     ------------
                                        4,314,385
                                     ============

Federal National Mortgage Association
(FNMA) -- 1.8%
Collateralized Mortgage Obligations -- 1.2%
FNMA Series 1993-71
 Class PG
 6.250% 7/25/2007      2,500,000        2,503,900
                                     ============

Pass-Through Securities -- 0.6%
FNMA
 8.000%   5/01/2013      577,967          589,601
FNMA
 9.000%  10/01/2009      616,037          654,810
                                     ------------
                                        1,244,411
                                     ------------
                                        3,748,311
                                     ============

Government National Mortgage Association
(GNMA) -- 0.8%
Pass-Through Securities
GNMA
 8.000% 5/15/2001 -
        11/15/2007     1,433,730        1,505,558
                                     ============

U.S. Government Guaranteed Notes -- 8.0%
1994-A Baxter
 Springs, KS
 6.310% 8/01/2001      $ 500,000        $ 503,880
1994-A Detroit, MI
 6.310% 8/01/2001        450,000          453,492
1994-A Jacksonville,
 FL
 6.310% 8/01/2001      1,485,000        1,496,524
1994-A Los Angeles
 County, CA
 6.310% 8/01/2001        225,000          226,746
1994-A Tacoma, WA
 6.310% 8/01/2001        195,000          196,513
1994-A Trenton, NJ
 6.310% 8/01/2001        145,000          146,125
U.S. Dept. of Housing
 and Urban
 Development, Series
 1995-A
 8.080% 8/01/1998      3,000,000        3,041,250
U.S. Dept. of Housing
 and Urban
Development, Series
 1996-A
 6.440% 8/01/1999      2,000,000        2,017,500
U.S. Dept. of Housing
 and Urban
 Development, Series
 1997-A
 6.110% 8/01/2000      4,000,000        4,020,000
U.S. Dept. of Housing
 and Urban
 Development, Series
 1997-A
 6.230% 8/01/2002      4,000,000        4,035,000
                                     ------------
                                       16,137,030
                                     ============

TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                     25,705,284
                                     ============
(Cost $24,949,590)

U.S. TREASURY OBLIGATIONS -- 25.0%
U.S. Treasury Notes
U.S. Treasury Note
 7.125% 2/29/2000     31,000,000       31,896,210
U.S. Treasury Note
 8.875% 2/15/1999     17,500,000       18,104,275
                                     ------------
TOTAL U.S. TREASURY
OBLIGATIONS                            50,000,485
                                     ============
(Cost $50,289,938)
TOTAL BONDS & NOTES                   130,169,522
                                     ============
(Cost $128,876,183)

SHORT-TERM INVESTMENTS -- 38.1%
Commercial Paper
Baxter International
 Inc.
 6.050% 2/27/1998     $6,620,000       $6,556,586
Burlington Northern
 Santa Fe Corp.
 5.890% 2/17/1998      4,590,000        4,554,704
Carter Holt Harvey
 Limited
 6.300% 1/13/1998      5,040,000        5,029,416
Carter Holt Harvey
 Limited
 6.600% 1/13/1998        265,000          264,417
Comdisco, Inc.
 5.770% 1/21/1998      3,440,000        3,428,973
Comdisco, Inc.
 6.050% 3/09/1998      1,240,000        1,226,038
Crown Cork & Seal
 Company Inc.
 5.970% 1/13/1998        245,000          244,512
Crown Cork & Seal
 Company Inc.
 6.000% 3/09/1998      2,630,000        2,600,632
CSX Corporation
 5.820% 1/13/1998      2,620,000        2,614,917
Dominion Resources,
 Inc.
 5.780% 1/26/1998      1,705,000        1,698,156
Federal Signal Corp.
 7.300% 1/02/1998      2,185,000        2,184,557
Humana, Inc.
 6.130% 1/09/1998      4,495,000        4,488,877
Illinois Power
 Company
 5.830% 1/28/1998      4,315,000        4,296,133
ORIX Credit Alliance,
 Inc.
 5.960% 1/20/1998      575,000            573,191
ORIX Credit Alliance,
 Inc.
 5.970% 1/20/1998      658,000            655,927
ORIX Credit Alliance,
 Inc.
 6.020% 1/13/1998      113,000            112,773
ORIX Credit Alliance,
 Inc.
 6.200% 2/20/1998    5,000,000          4,956,944
ORIX Credit Alliance,
 Inc.
 7.000% 1/16/1998      340,000            339,008
Public Service
 Electric and Gas
 Company
 5.980% 2/26/1998    1,400,000          1,386,977

                                       (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMututal Short-Term Bond Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                      Principal
                       Amount     Market Value
                       ------     ------------
Ryder System, Inc.
 6.050% 1/27/1998    $2,965,000    $2,952,044
Ryder System, Inc.
 6.450% 3/12/1998     5,700,000     5,628,513
Textron Financial
 Corporation
 6.050% 2/13/1998     4,185,000     4,154,758
Tyson Foods, Inc.
 5.810% 1/23/1998     5,740,000     5,719,620
Union Pacific
 Corporation
 5.720% 1/16/1998     3,350,000     3,342,016
Union Pacific
 Corporation
 6.000% 3/06/1998     1,600,000     1,582,934
UOP
 5.900% 1/30/1998     5,990,000     5,961,531
                                -------------

TOTAL SHORT-TERM
INVESTMENTS                        76,554,154
                                =============
(At Amortized Cost)

TOTAL INVESTMENTS -- 103.0%       206,723,676
(Cost $205,430,337)+

Other Assets/
(Liabilities)-(3.0%)               (6,082,389)
                                =============

NET ASSETS -- 100.0%            $ 200,641,287
                                =============

Notes to Portfolio of Investments
+ Aggregate cost for Federal tax purposes (Note 7)


144A: Securities exempt from registration under rule 144A of the Securities Act of 1933. The Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.


             The remainder of this page intentionally left blank.



16      The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund -- Financial Statements
--------------------------------------------------------------------------------

Statement of
Assets and
Liabilities

                                                                                                       December 31, 1997
                                                                                                       -----------------
Assets:
    Investments, at value (cost $128,876,183) (Note 2) .......................................         $     130,169,522
    Short-term investments, at amortized cost (Note 2) ........................................               76,554,154
                                                                                                       -----------------
     Total Investments ........................................................................              206,723,676
    Cash ......................................................................................                   26,124
    Receivables from:
    Fund shares sold ..........................................................................                1,941,166
    Interest ..................................................................................                2,636,882
                                                                                                       -----------------
      Total assets ............................................................................              211,327,848
                                                                                                       -----------------
Liabilities:
    Payables for:
     Investments purchased ...................................................................                9,055,799
     Fund shares redeemed ....................................................................                1,526,514
     Directors' fees and expenses (Note 3) ...................................................                    5,869
     Affiliates (Note 3):
      Investment management fees ..............................................................                  79,099
      Administration fees .....................................................................                  13,790
      Service and distribution fees ...........................................................                     245
    Accrued expenses and other liabilities ....................................................                   5,245
                                                                                                       -----------------
      Total liabilities .......................................................................              10,686,561
                                                                                                       -----------------
    Net assets ................................................................................        $    200,641,287
                                                                                                       =================
Net assets consist of:
    Paid-in capital ...........................................................................        $    198,964,924
    Undistributed net investment income .......................................................                  61,151
    Accumulated net realized gain on investments ..............................................                 321,873
    Net unrealized appreciation on investments ................................................               1,293,339
                                                                                                       -----------------
                                                                                                       $    200,641,287
                                                                                                       =================
Net assets:
    Class 1 ..................................................................................         $        122,436
                                                                                                       =================
    Class 2 ..................................................................................         $        124,585
                                                                                                       =================
    Class 3 ..................................................................................         $        125,819
                                                                                                       =================
    Class S ..................................................................................         $    200,268,447
                                                                                                       =================
Shares outstanding:
    Class 1 ..................................................................................                   11,916
                                                                                                       =================
    Class 2 ..................................................................................                   12,115
                                                                                                       =================
    Class 3 ..................................................................................                   12,213
                                                                                                       =================
    Class S ..................................................................................               19,577,260
                                                                                                       =================
Net asset value, offering price and redemption price per share:
    Class 1 ..................................................................................         $         10.27
                                                                                                       =================
    Class 2 ..................................................................................         $         10.28
                                                                                                       =================
    Class 3 ..................................................................................         $         10.30
                                                                                                       =================
    Class S ..................................................................................         $         10.23
                                                                                                       =================

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------



Statement of
Operations

                                                                 Year ended
                                                              December 31, 1997
                                                              -----------------
Investment income:
   Interest ...............................................   $      11,550,126
                                                              -----------------
Expenses (Note 1):
   Investment management fees (Note 3) ....................             769,014
   Custody fees ...........................................              16,687
   Audit and legal fees ...................................               4,364
   Directors' fees (Note 3) ...............................              21,363
   Fees waived by the investment manager (Note 3) .........             (18,246)
                                                              -----------------
                                                                        793,182
Administration fees (Note 3):
   Class 1 ................................................                 660
   Class 2 ................................................                 610
   Class 3 ................................................                 375
   Class S ................................................             133,274
Distribution and service fees (Note 3):
   Class 1 ................................................                 771
   Class 2 ................................................                 180
                                                              -----------------
    Net expenses ..........................................             929,052
                                                              -----------------
    Net investment income .................................          10,621,074

Realized and unrealized gain (loss):
   Net realized gain on investment transactions ...........             667,141
   Net change in unrealized appreciation (depreciation)
    on investments ........................................             275,610
                                                              -----------------
     Net realized and unrealized gain .....................             942,751
                                                              -----------------
   Net increase in net assets resulting from operations ...   $      11,563,825
                                                              =================


   The accompanying notes are an integral part of the financial statements.
18

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Statements of
Changes in Net
Assets

                                                                           Year ended                 Year ended
                                                                        December 31, 1997         December 31, 1996
                                                                        -----------------         -----------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income .............................................   $      10,621,074         $       8,081,821
  Net realized gain (loss) on investment transactions ...............             667,141                  (274,845)
  Net change in unrealized appreciation (depreciation)
   on investments ...................................................             275,610                  (384,702)
                                                                        -----------------         -----------------
   Net increase in net assets resulting from operations .............          11,563,825                 7,422,274
                                                                        -----------------         -----------------
Distributions to shareholders (Note 2):
   From net investment income:
   Class 1 ..........................................................              (5,130)                   (5,225)
   Class 2 ..........................................................              (5,845)                   (5,891)
   Class 3 ..........................................................              (6,291)                   (6,321)
   Class S ..........................................................         (10,576,607)               (8,133,246)
                                                                        -----------------         -----------------
    Total distributions from net investment income ..................         (10,593,873)               (8,150,683)
                                                                        -----------------         -----------------
   In excess of net investment income:
   Class 1 ..........................................................                  --                        (1)
   Class 2 ..........................................................                  --                        (1)
   Class 3 ..........................................................                  --                        (1)
   Class S ..........................................................                  --                    (1,569)
                                                                        -----------------         -----------------
    Total distributions in excess of net investment income ..........                  --                    (1,572)
                                                                        -----------------         -----------------
   From net realized gains:
   Class 1 ..........................................................                 (21)                      (59)
   Class 2 ..........................................................                 (22)                      (59)
   Class 3 ..........................................................                 (22)                      (59)
   Class S ..........................................................             (34,836)                  (71,288)
                                                                        -----------------         -----------------
    Total distributions from net realized gains .....................             (34,901)                  (71,465)
                                                                        -----------------         -----------------
Net fund share transactions (Note 5):
   Class 1 ..........................................................               5,151                     5,285
   Class 2 ..........................................................               5,867                     5,951
   Class 3 ..........................................................               6,313                     6,381
   Class S ..........................................................          54,155,496                23,078,364
                                                                        -----------------         -----------------
    Increase in net assets from net fund share transactions .........          54,172,827                23,095,981
                                                                        -----------------         -----------------
   Total increase in net assets .....................................          55,107,878                22,294,535
Net assets:
    Beginning of period .............................................         145,533,409               123,238,874
                                                                        -----------------         -----------------
    End of period (including undistributed net investment
     income of $61,151 and $18,783, respectively ....................   $     200,641,287         $     145,533,409
                                                                        =================         =================


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund -- Financial Statements (continued)
--------------------------------------------------------------------------------


Financial Highlights
(For a share outstanding throughout each period)



                                                                                              Class 1
                                                                                              -------
                                                                     Year ended      Year ended     Year ended    Period ended
                                                                     12/31/97         12/31/96      12/31/95      12/31/94**
                                                                     ----------      ----------     ----------    ----------
Net asset value, beginning of period                                 $  10.15         $ 10.19       $  9.89       $ 10.00
                                                                     ----------      ----------     ----------    ----------
Income (loss) from investment operations:
 Net investment income                                                   0.53***         0.50          0.55          0.09
 Net realized and unrealized gain (loss) on investments                  0.04           (0.05)         0.49         (0.11)
                                                                     ----------      ----------     ----------    ----------
  Total income (loss) from investment operations                         0.57            0.45          1.04         (0.02)
                                                                     ----------      ----------     ----------    ----------
Less distributions to shareholders:
 From net investment income                                             (0.45)          (0.48)        (0.54)        (0.09)
 From net realized gains                                                 0.00           (0.01)        (0.20)           --
                                                                     ----------      ----------     ----------    ----------
  Total distributions                                                   (0.45)          (0.49)        (0.74)        (0.09)
                                                                     ----------      ----------     ----------    ----------
Net asset value, end of period                                       $  10.27         $ 10.15       $ 10.19      $   9.89
                                                                     ==========      ==========     ==========    ==========
Total Return                                                             5.63%           4.35%        10.54%        (0.17)%

Ratios / Supplemental Data:
 Net assets, end of period (000s)                                        $122            $116          $111          $100
 Net expenses to average daily net assets#                               1.67%           1.65%         1.65%         1.65%*
 Net investment income to average daily net assets                       5.10%           4.86%         5.20%         5.45%*
 Portfolio turnover rate                                                   48%             61%          114%           15%

  #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
  Without this partial waiver of fees by MassMutual, the ratio
  of expenses to average daily net assets would have been:               1.68%           1.68%         1.68%         1.70%*


                                                                                              Class 2
                                                                                              -------
                                                                     Year ended      Year ended     Year ended    Period ended
                                                                     12/31/97         12/31/96      12/31/95      12/31/94**
                                                                     ----------      ----------     ----------    ---------
Net asset value, beginning of period                                 $  10.16         $ 10.19       $  9.89        $ 10.00
                                                                     ----------      ----------     ----------    ----------
Income (loss) from investment operations:
 Net investment income                                                   0.59***         0.56          0.61          0.10
 Net realized and unrealized gain (loss) on investments                  0.04           (0.04)         0.49         (0.11)
                                                                     ----------      ----------     ----------    ----------
  Total income (loss) from investment operations                         0.63            0.52          1.10         (0.01)
                                                                     ----------      ----------     ----------    ----------
Less distributions to shareholders:
 From net investment income                                             (0.51)          (0.54)        (0.60)        (0.10)
 From net realized gains                                                 0.00           (0.01)        (0.20)           --
                                                                     ----------      ----------     ----------    ----------
  Total distributions                                                   (0.51)          (0.55)        (0.80)        (0.10)
                                                                     ----------      ----------     ----------    ----------
Net asset value, end of period                                       $  10.28         $ 10.16       $ 10.19        $ 9.89
                                                                     ----------      ----------     ----------    ----------
Total Return                                                             6.18%           5.02%        11.11%        (0.09)%

 Ratios / Supplemental Data:
 Net assets, end of period (000s)                                        $125            $117          $112          $101
 Net expenses to average daily net assets#                               1.12%           1.10%         1.10%         1.10%*
 Net investment income to average daily net assets                       5.65%           5.41%         5.75%         5.99%*
 Portfolio turnover rate                                                   48%             61%          114%           15%

  #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
  Without this partial waiver of fees by MassMutual, the ratio
  of expenses to average daily net assets would have been:               1.13%           1.13%         1.13%         1.15%*

*     Annualized

** For the period from October 3, 1994 (commencement of operations) through December 31, 1994.

*** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.


   The accompanying notes are an integral part of the financial statements.
20

--------------------------------------------------------------------------------
MassMutual Short-Term Bond Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                              Class 3
                                                                                              -------
                                                                     Year ended      Year ended     Year ended    Period ended
                                                                      12/31/97        12/31/96       12/31/95      12/31/94**
                                                                     ----------      ----------    -----------    ------------
Net asset value, beginning of period                                 $   10.17       $   10.21     $     9.91     $    10.00
                                                                     ----------      ----------    -----------    ------------
Income (loss) from investment operations:
 Net investment income                                                    0.63***         0.60           0.64           0.10
 Net realized and unrealized gain (loss) on investments                   0.04           (0.05)          0.49          (0.09)
                                                                     ----------      ----------    -----------    ------------
  Total income (loss) from investment operations                          0.67            0.55           1.13           0.01
                                                                     ----------      ----------    -----------    ------------
Less distributions to shareholders:
 From net investment income                                              (0.54)          (0.58)         (0.63)         (0.10)
 From net realized gains                                                  0.00           (0.01)         (0.20)            --
                                                                     ----------      ----------    -----------    ------------
  Total distributions                                                    (0.54)          (0.59)         (0.83)         (0.10)
                                                                     ----------      ----------    -----------    ------------
Net asset value, end of period                                       $   10.30       $   10.17     $    10.21    $      9.91
                                                                     ==========      ==========    ===========   =============
Total Return                                                              6.63%           5.28%         11.46%          0.13%

Ratios / Supplemental Data:
 Net assets, end of period (000s)                                         $126            $118           $112           $100
 Net expenses to average daily net assets#                                0.77%           0.75%          0.75%          0.75%*
 Net investment income to average daily net assets                        5.99%           5.76%          6.10%          6.36%*
 Portfolio turnover rate                                                    48%             61%           114%            15%

  #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
  Without this partial waiver of fees by MassMutual, the ratio
  of expenses to average daily net assets would have been:                0.78%           0.79%          0.78%          0.80%*

                                                                                              Class S(1)
                                                                                              ---------
                                                                     Year ended      Year ended     Year ended    Period ended
                                                                      12/31/97        12/31/96       12/31/95      12/31/94**
                                                                     ----------      ----------     ----------    ------------
Net asset value, beginning of period                                 $   10.11       $    10.15      $    9.85     $   10.00
                                                                     ----------      ----------     ----------    ------------
Income (loss) from investment operations:
 Net investment income                                                    0.65***          0.60           0.66          0.16
 Net realized and unrealized gain (loss) on investments                   0.04            (0.03)          0.50         (0.15)
                                                                     ----------      ----------     ----------    ------------
  Total income (loss) from investment operations                          0.69             0.57           1.16          0.01
                                                                     ----------      ----------     ----------    ------------
Less distributions to shareholders:
 From net investment income                                              (0.57)           (0.60)         (0.66)        (0.16)
 From net realized gains                                                  0.00            (0.01)         (0.20)           --
                                                                     ----------      ----------     ----------    ------------
  Total distributions                                                    (0.57)           (0.61)         (0.86)        (0.16)
                                                                     ----------      ----------     ----------    ------------
Net asset value, end of period                                       $   10.23       $    10.11     $    10.15    $     9.85
                                                                     ==========      ==========     ==========    ============
Total Return@                                                             6.84%            5.57%         11.77%         0.13%

Ratios / Supplemental Data:
 Net assets, end of period (000s)                                    $ 200,268         $145,182       $122,904    $  106,846
 Net expenses to average daily net assets#                              0.5423%          0.5190%        0.5190%       0.5190%*
 Net investment income to average daily net assets                        6.22%            6.00%          6.32%         6.37%*
 Portfolio turnover rate                                                    48%              61%           114%           15%

  #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
  Without this partial waiver of fees by MassMutual, the ratio
  of expenses to average daily net assets would have been:              0.5530%          0.5545%        0.5524%       0.5654%*

*    Annualized

** For the period from October 3, 1994 (commencement of operations) through December 31, 1994.

*** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.

(1)  Class S shares were previously designated as Class 4 shares.

@ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.



   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Portfolio Manager Report
--------------------------------------------------------------------------------


What are the investment objective and policies for the MassMutual Core Bond
Fund?


     The objective and policies of the Fund are to:

     . achieve a high total rate of return consistent with prudent investment risk and the preservation of capital

     . invest primarily in a diversified portfolio of investment grade, fixed income securities

     .    maintain duration in a targeted range from four to seven years


     . diversify investments by industry sector, maturity, issuer class, and quality sectors to reduce risk of capital erosion


How did the Fund perform over the past year?



     The Fund performed very well for the year, with Class S shares outpacing the Fund's benchmark, the Lehman Brothers Government/Corporate Index. A major factor contributing to its performance was the overweight of spread product, that is, product that offered incremental yield advantages to treasuries.


Describe the investment climate over the past year.

     The past year was another positive one for the U.S. economy. Continued growth without a serious threat from inflation caused interest rates to trend downward as the year progressed, making it a generally positive environment for the bond market as well.

     During the first half of the year, the Federal Reserve's only policy move -- a 25 basis point increase occurred, creating price volatility, especially in Treasuries. Volatility proved temporary, however. During the second half, stock investors reacting to uncertainty from the Asian markets' difficulties moved to the relative safety of the Treasury bond market and their demand caused bond prices to rise. Coupled with a rise in short term rates, as central bankers liquidated their Treasury bill holdings, the yield curve flattened, that is, the differential between short and long rates narrowed. When Treasuries rallied, the yield spread between them and other categories of bonds with similar maturities widened, creating opportunities for the Fund.

What investment decisions benefited the portfolio most as the year progressed?

     Even though the markets of the first and second halves of the year were different, during both periods, we pursued the same strategy by increasing our exposure to those securities that offered a yield advantage over U.S. Treasuries. We increased our allocations to those spread classes -- including asset backed securities, agency bonds, mortgage backed securities as well as corporate bonds -- from 61.3% at December 1996 to 70.2% at year-end.

     Corporate bonds performed well during most of 1997 as corporate profitability improved. In the investment grade sector BBB rated issues performed the best. Roughly, a quarter of our corporate holdings were invested in credits rated in the BBB category. Corporate bond spreads widened out late in the third quarter as the Asia crisis unfolded. We own one security, Korea Development Bank, which was directly impacted by the Asian crisis. This issue was purchased prior to the upheaval and its performance suffered for the remainder of the quarter. At roughly one-quarter of one percent of the portfolio, however, the bond's impact was minimal, and we expect it will do better as the International Monetary Fund works to get Asia back on its feet.

     Asset backed securities offered us an interesting opportunity late in the year. The combination of spread widening and an increase in supply led to some new investments in this sector. A new type of asset backed security was introduced in the fourth quarter namely utility rate reduction bonds. Rate reduction bonds issued by California utilities were priced at attractive levels relative to similarly structured asset backed credit card transactions.


How are you currently positioning the portfolio?


     Assets under management have grown significantly over the course of the year. As we invest new cash, we continue to focus on those investment opportunities that offer us attractive yield advantages over Treasuries. Primarily because of concerns over the impact weakness in Asia may have on domestic corporations, corporate bonds are selling at significant yield advantages over Treasuries. We think corporates continue to offer compelling opportunity, but since Asia related concerns are real, that careful research into individual bonds is imperative.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------


          The mortgage holdings of the Fund are either "well-seasoned" pass through issues, low coupon adjustable rates mortgages, or well structured collateralized mortgage obligations. All of these types of mortgage backed obligations should perform well in 1998 if lower rates spur a refinancing wave.


What is your outlook for the Fund heading into 1998?

          1998 marks the eighth year of the current economic expansion, and many of the factors that have kept the economy positive -- such as a 28 year high in consumer confidence, positive corporate earnings, low interest rates and low unemployment against a background of low to declining inflation -- endure. However, new concerns have arisen as well. Foremost among these is the Asian crisis, which has the potential to slow growth here in the U.S. So while we continue to look upon the market favorably, the potential for changes in economic conditions exists, making research and close monitoring of credits and market activity important.

          With interest rates likely to remain in a close trading range at least until the Asian markets improve, we think the outlook for both the Fund and the bond market is positive. While volatility in the stock market may continue to bolster bond prices, we expect that most of the returns from fixed income investments will be driven by income in the coming year. We believe our focus on yield and our analytical strength as a firm should be a benefit to the Fund in that environment.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

Growth of a $10,000 Investment
Hypothetical Investments in MassMutual Core Bond
Fund Classes 1, 2, 3 and S and the Lehman Brothers
Government/Corporate Bond Index

--------------------------------------------------------------------------------
 MassMutual Core Bond Fund
 Total Return       One Year            Average Annual
                    1/1/97 - 12/31/97   10/3/94 -12/31//97
 Class 1                  8.09%           8.25%
 Class 2                  9.16%           8.95%
 Class 3                  9.53%           9.32%
 Class S                  9.78%           9.61%
--------------------------------------------------------------------------------
 Lehman Brothers          9.75%           9.71%
 Government/Corporate
 Bond Index
--------------------------------------------------------------------------------
Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lehman Brothers Government/Corporate Bond Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.
--------------------------------------------------------------------------------


                           [LINE GRAPH APPEARS HERE]

                GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION


               Class 1   Class 2   Class 3   Class S    Lehman Bros. Gov't/Corp.


10/3/94        10,000    10,000    10,000    10,000             10,000
12/94          10,000    10,008    10,009    10,020             10,037
6/95           11,121    11,170    11,192    11,212             11,220
12/95          11,781    11,860    11,898    11,940             11,968
6/96           11,475    11,575    11,645    11,695             11,743
12/96          11,970    12,105    12,197    12,274             12,315
6/97           12,243    12,427    12,545    12,626             12,652
12/97          12,938    13,214    13,359    13,474             13,515


                           [PIE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------

Quality Structure (12/31/97)
MassMutual Core Bond Fund

U.S Governments
Cash Equivalents
Aaa/AAA                   Below Baa/BBB     Baa/BBB   Aa/AA      A/A
 56.6%                        3.1%           23.4%     2.3%     14.6%

--------------------------------------------------------------------------------

                           [PIE GRAPH APPEARS HERE]

--------------------------------------------------------------------------------

Duration Diversification (12/31/97)
MassMutual Core Bond Fund

Average Duration = 5.3 years

Less than                                                    Greater than
 1 year   1-3 years    3-5 years    5-7 years    7-10 years    10 years
  7.4%       28%          20%         20.9%         4.1%         19.6%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997

                       Principal
                        Amount     Market Value
                        ------     ------------

BONDS & NOTES -- 88.0%
ASSET BACKED SECURITIES -- 5.9%
California
 Infrastructure PG&E-
 1,1997-1, Class A4
 6.160% 6/25/2003     $1,250,000   $  1,254,775
California
 Infrastructure PG&E-
 1,1997-1, Class A6
 6.320% 9/25/2005        550,000        554,791
California
 Infrastructure SCE-
 1,1997-1, Class A3
 6.170% 3/25/2003      1,000,000      1,003,730
California
 Infrastructure SCE-
 1,1997-1, Class AS
 6.280% 9/25/2005        700,000        703,297
California
 Infrastructure
 SDG&E-1,1997-1,
 Class AS
 6.190% 9/25/2005        500,000        501,540
Capita Equipment
 Receivables Trust
 1996-1, Class A4
 6.280% 6/15/2000      3,000,000      3,012,360
Caterpillar Financial
 Asset Trust, 1997-B,
 Class A3
 6.160% 9/25/2003      3,500,000      3,493,000
Chase Manhattan RV
 Owner Trust 1997-A,
 Class A7
 6.140% 10/16/2006     4,500,000      4,505,310
Ford Credit 1994-B
 Grantor Trust
 7.300% 10/15/1999       239,089        240,882
Ford Credit Auto
 Owner Trust 1996-B,
 Class A-4
 6.300% 1/15/2001      5,000,000      5,018,750
Metlife Capital
 Equipment Loan Trust
 Series 1997-A, Class A
 6.850% 5/20/2008      1,500,000      1,545,525
Railcar Trust No.
 1992-1
 7.750% 6/01/2004      1,287,178      1,352,064
World Omni 1995-A
 Automobile Lease
 Securitization Trust,
 Class A
 6.050% 11/25/2001     1,597,656      1,597,145
World Omni 1996-A
 Automobile Lease
 Securitization Trust,
 Class Al
 6.300% 6/25/2002      1,996,773      1,998,630
                                   ------------

TOTAL ASSET BACKED
SECURITIES                           26,781,799
(Cost $26,678,499)                 ============

CORPORATE DEBT -- 44.3%
Airgas, Inc.
 7.140% 3/08/2004      4,000,000      4,147,552
AirTouch
 Communications, Inc.
 7.500% 7/15/2006      3,000,000      3,185,130
America West Airlines
 1996-1, Class A
 6.850% 7/02/2009      3,961,496      4,022,345
American Airlines
 1994-A Pass-Through
 Trusts, Class A4 *
 9.780% 11/26/2011     1,959,704      2,347,235
AMR Corporation *
 9.000% 8/01/2012      2,000,000      2,373,020
Analog Devices, Inc. *
 6.625% 3/01/2000      1,500,000      1,508,880
Archer-Daniels-Midland
 Company
 6.750% 12/15/2027     2,000,000      2,003,460
Associates Corporation
 of North America
 6.750% 8/01/2001      2,000,000      2,032,740
Associates Corporation
 of North America *
 7.875% 9/30/2001      1,500,000      1,581,225
Barrick Gold
 Corporation
 7.500% 5/01/2007      4,000,000      4,206,280
Bell Atlantic Financial
 Services, Inc.
 6.610% 2/04/2000      1,750,000      1,772,033
BHP Finance (USA)
 Limited
 6.420% 3/01/2026      3,500,000      3,509,485
Capital Cities/ABC,
 Inc.
 8.875% 12/15/2000       875,000        940,030
Carlisle Companies
 Incorporated
 7.250% 1/15/2007      2,500,000      2,591,100
Celulosa Arauco
 Constitucion
 6.950% 9/15/2005      2,000,000      1,998,220
Champion International
 Corporation
 6.400% 2/15/2026      2,500,000      2,485,225
The Charles Schwab
 Corporation
 6.250% 1/23/2003      2,500,000      2,493,425
CITGO Petroleum
 Corporation
 7.875% 5/15/2006      1,000,000      1,048,500
The Columbia Gas
 System, Inc.
 6.610% 11/28/2002     3,000,000      3,025,560
Comcast Cable
 Communications, Inc.
 8.375% 5/01/2007      2,500,000      2,784,250
Commercial Credit
 Company *
 7.750% 3/01/2005      3,000,000      3,217,890
Continental Airlines,
 Inc., Series 1996-2B
 8.560% 1/02/2016      1,701,186      1,935,066

                                                                     (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------
                                                     Principal
                                                      Amount       Market Value
                                                      ------       ------------
Continental Airlines, Inc., Series 1996-B
  7.820% 4/15/2015                                  $1,960,784    $  2,113,118
Corning Glass Works *8.875% 3/15/2016                1,000,000       1,205,550
Crown Cork & Seal Company Inc. 6.750% 12/15/2003     3,550,000       3,594,375
CSX Corporation 7.250% 5/01/2027                     4,000,000       4,395,360
English China Clays Delaware Inc. *7.375% 10/01/2002 1,000,000       1,037,450
Equifax Inc. 6.500% 6/15/2003                        1,000,000       1,000,320
ERAC USA Finance Company 144A 6.950% 1/15/2006       1,500,000       1,536,300
FBG Finance Limited 144A 7.875% 6/01/2016            3,000,000       3,302,490
First Brands Corporation 7.250% 3/01/2007            2,000,000       2,061,200
Fletcher Challenge Ltd. 7.750% 6/20/2006             2,000,000       2,114,840
Foodbrands America, Inc. 10.750% 5/15/2006           3,000,000       3,492,450
Foster Wheeler Corporation 6.750% 11/15/2005         2,000,000       2,012,640
General American Transportation Corporation
  6.750% 3/01/2006                                   3,000,000       3,032,640
General Electric Capital Corporation 6.500%
  11/01/2006                                         1,250,000       1,269,675
General Electric Capital Corporation 8.750%
  5/21/2007                                          1,500,000       1,763,595
General Mills, Inc. 8.900% 6/15/2006                 2,250,000       2,611,620
General Motors Acceptance Corporation 8.625%
  6/15/1999                                          4,175,000       4,316,700
General Telephone Company of Florida 7.500%
  8/01/2002                                          1,000,000       1,044,440
The Goldman Sachs Group, L.P 144A 6.200% 2/15/2001   2,500,000       2,508,325
Harrahs Operating Inc. 8.750% 3/15/2000              1,100,000       1,124,750
Hercules Incorporated *6.625% 6/01/2003              1,000,000       1,006,060
Hershey Foods Corporation 7.200% 8/15/2027           3,750,000       3,986,625
Hilton Hotels Corporation 7.000% 7/15/2004           3,500,000       3,552,255
IMCERA Group Inc. *6.000% 10/15/2003                 1,000,000         964,870
Interpool, Inc. 7.350% 8/01/2007                     2,000,000       2,000,520
Korea Development Bank 7.375% 9/17/2004              1,500,000       1,200,315
Leucadia National Corporation 7.750% 8/15/2013       2,500,000       2,585,525
Lockheed Martin Corporation 7.700% 6/15/2008         3,000,000       3,245,160
MAPCO Inc. 7.250% 3/01/2009                          3,250,000       3,390,108
Millipore Corporation 7.500% 4/01/2007               3,750,000       3,955,275
Mobil Corporation 8.625% 8/15/2021                   4,000,000       5,003,560
Morgan Stanley Group, Inc. 6.875% 3/01/2007          5,500,000       5,619,625
Newmont Mining Corporation * 8.625% 4/01/2002        2,000,000       2,148,260
News America Holdings Incorporated 9.250% 2/01/2013  3,000,000       3,573,270
Norfolk Southern Corporation 7.050% 5/01/2037        5,000,000       5,284,700
North Finance (Bermuda) Limited 144A 7.000%
  9/15/2005                                          2,000,000       2,042,120
Orchard Supply Hardware Stores Corporation
  9.375% 2/15/2002                                   3,871,000       4,004,317
Penske Truck Leasing Co., L.P 7.750% 5/15/1999       1,500,000       1,534,185
Petroleum Geo-Services ASA 7.500% 3/31/2007            750,000         793,688
Ralston Purina Company 7.750% 10/01/2015             2,000,000       2,175,080
Raytheon Company 6.750% 8/15/2007                    2,500,000       2,550,425
Rite Aid Corporation 6.700% 12/15/2001               2,000,000       2,021,360
Rolls-Royce Capital Inc. 7.125% 7/29/2003            2,000,000       2,061,000
Scholastic Corporation 7.000% 12/15/2003             4,000,000       4,104,720
Sears Roebuck Acceptance Corp. 6.750% 9/15/2005      3,500,000       3,568,040
Texaco Inc. 8.500% 2/15/2003                         2,500,000       2,743,850
Thomas & Betts Corporation * 8.250% 1/15/2004        2,500,000       2,720,200
Time Warner Inc. Pass-Thru Asset Trust 1997-1 144A
  6.100% 12/30/2001                                  4,000,000       3,919,280
United Air Lines, Inc. 10.110% 2/19/2006               924,283       1,046,335
US Air, Inc., Class B 7.500% 10/15/2009              1,425,421       1,491,347
The US West Capital Funding, Inc. 6.850% 1/15/2002   3,750,000       3,792,225
Valassis Communications, Inc. 9.550% 12/01/2003      2,000,000       2,247,200
Valero Pass-Through Asset Trust 1997-1 144A
 6.750% 12/15/2002                                   2,000,000       2,009,820
WorldCom, Inc. 7.750% 4/01/2007                      2,000,000       2,147,780
WorldCom, Inc. 9.375% 1/15/2004                      1,525,000       1,614,624
WR. Grace & Co. 8.000% 8/15/2004                     5,000,000       5,410,200
                                                                   -----------
TOTAL CORPORATE DEBT                                               202,260,413
(Cost $193,280,633)                                                ===========

NON - U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 0.9%

Prudential Home Mortgage Securities
Collateralized Mortgage Obligations
Prudential Home
 Mortgage Securities
 1993-26  Class A6
 6.750% 7/25/2008                                    4,000,000       4,032,480
(Cost $3,955,000)
                                                                     (Continued)


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                        Principal
                         Amount    Market Value
                         ------    ------------

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 20.0%
Federal Home Loan Mortgage Corporation
(FHLMC) -- 1.1%
Collateralized Mortgage Obligations -- 1.0%
FHLMC Series 1322
 Class G
 7.500% 2/15/2007     $2,000,000   $  2,053,120
FHLMC Series 1460
 Class H
 7.000% 5/15/2007      2,000,000      2,051,240
FHLMC Series 1490
 Class PJ
 6.000% 5/15/2007        600,000        597,558
                                   ------------
                                      4,701,918
                                   ============

Pass-Through Securities -- 0.1%
FHLMC
 9.000% 3/01/2017        300,225        321,520
                                   ------------
                                      5,023,438
                                   ============

Federal National Mortgage Association
(FNMA) -- 4.0%
Collateralized Mortgage Obligations -- 3.9%
FNMA Series 1989-20
 Class A
 6.750% 4/25/2018      4,137,448      4,002,981
FNMA Series 1993-
 134 Class GA
 6.500% 2/25/2007      5,000,000      5,037,500
FNMA Series 1993-
 191 Class PD
 5.400% 3/25/2004      1,240,567      1,234,365
FNMA Series 1993-
 221 Class D
 6.000% 12/25/2008     2,500,000      2,464,825
FNMA Series 1996-54
 Class C
 6.000% 9/25/2008      5,000,000      4,885,350
                                   ------------
                                     17,625,021
                                   ============

Pass-Through Securities -- 0.1%
FNMA
 8.000% 5/01/2013        385,311        393,067
                                   ------------
                                     18,018,088
                                   ============

Government National Mortgage Association
(GNMA) -- 13.6%
Collateralized Mortgage Obligations -- 0.4%
JHM Acceptance
 Corporation Series E
 Class 5
 8.960% 4/01/2019      1,548,083      1,619,682
                                   ============

Pass-Through Securities -- 13.2%
GNMA
 5.500% 10/20/2027 -
        12/20/2027     6,831,097      6,843,543
GNMA
 6.000% 1/20/2027 -
        12/20/2027    28,456,886     28,937,195
GNMA
 7.000% 8/15/2023 -
        11/15/2023     4,950,004      5,007,225
GNMA
 7.500% 1/15/2017 -
        6/15/2017      6,460,948      6,683,011
GNMA
 8.000% 4/15/2001 -
        1/15/2009     11,966,862     12,566,394
GNMA
 9.000% 12/15/2004 -
        10/15/2009       422,766        459,083
                                   ------------
                                     60,496,451
                                   ------------
                                     62,116,133
                                   ============

U.S. Government Guaranteed Notes -- 1.3%
1994-A Baxter
 Springs, KS
 5.930% 8/01/1999        700,000        700,875
1994-A Erie, PA
 5.930% 8/01/1999      1,590,000      1,591,988
1994-A Los Angeles
 County, CA
 5.930% 8/01/1999        190,000        190,238
1994-A Montgomery
 County, PA
 5.930% 8/01/1999        150,000        150,188
1994-A Pohatcong
 Township, NJ
 5.930% 8/01/1999        255,000        255,319
1994-A Rochester, NY
 5.930% 8/01/1999        135,000        135,169
1994-A Sacramento, CA
 5.930% 8/01/1999         60,000         60,075
1994-A Santa Ana, CA
 5.930% 8/01/1999        920,000        921,150
U.S. Dept. of Housing
 and Urban Development,
 Series 1996-A
 6.670% 8/01/2001      2,000,000      2,045,000
                                   ------------
                                      6,050,002
                                   ============
TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS                   91,207,661
(Cost $89,014,515)                 ============


U.S. TREASURY OBLIGATIONS -- 16.9%

U.S. Treasury Bonds -- 14.1%
U.S. Treasury Bond
 7.250% 5/15/2016     28,650,000     32,634,070
U.S. Treasury Bond
 8.875% 8/15/2017     23,750,000     31,524,325
                                   ------------
                                     64,158,395
                                   ============

U.S. Treasury Note -- 0.5%
U.S. Treasury Note
 5.875% 9/30/2002      2,400,000      2,413,128
                                   ============

U.S. Treasury Strips -- 2.3%
U.S. Treasury Strip -- Principal Only
 0.000% 8/15/2015     12,100,000      4,215,398
U.S. Treasury Strip -- Principal Only
 0.000% 5/15/2016     19,300,000      6,429,409
                                   ------------
                                     10,644,807
                                   ============

TOTAL U.S. TREASURY
OBLIGATIONS                          77,216,330
(Cost $72,179,992)                 ============

TOTAL BONDS & NOTES                 401,498,683
(Cost $385,108,639)                ============

SHORT-TERM INVESTMENTS -- 10.4%

Commercial Paper
Boston Scientific
 Corporation
 6.200% 1/20/1998      1,690,000      1,684,470
Boston Scientific
 Corporation
 6.750% 1/16/1998      4,710,000      4,696,753
Carter Holt Harvey
 Limited
 6.200% 1/06/1998      1,815,000      1,813,437
Carter Holt Harvey
 Limited
 6.250% 1/05/1998      2,015,000      2,013,601
Carter Holt Harvey
 Limited
 6.350% 1/13/1998      5,310,000      5,298,761
Comdisco, Inc.
 6.150% 2/10/1998      5,650,000      5,611,392
Comdisco, Inc.
 6.850% 1/22/1998        505,000        502,982
ConAgra, Inc.
 6.330% 1/07/1998      4,250,000      4,245,516
ConAgra, Inc.
 6.850% 1/02/1998      5,175,000      5,174,015
Indiana Michigan
 Power Company
 6.400% 1/08/1998      3,620,000      3,615,495

                                                                     (Continued)


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                        Principal
                         Amount    Market Value
                         ------    ------------

Mallinckrodt Group
 Inc.
 6.150% 1/12/1998     $3,700,000   $  3,693,047
ORIX Credit Alliance,
 Inc.
 6.170% 1/09/1998      5,055,000      5,048,069
Public Service
 Company of Colorado
 6.300% 1/22/1998      2,560,000      2,550,592
Union Oil Company of
 California
 6.270% 1/09/1998      1,635,000      1,632,722
                                   ------------

TOTAL SHORT-TERM
INVESTMENTS                          47,580,852
(At Amortized Cost)                ============

TOTAL INVESTMENTS -- 98.4%          449,079,535

Other Assets/
(Liabilities) - 1.6%                  7,250,624
                                   ============

NET ASSETS -- 100.0%               $456,330,159
(Cost $432,689,491)+               ============


Notes to Portfolio of Investments

+ Aggregate cost for Federal tax purposes (Note 7)

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

* All or a portion of this security is segregated to cover forward purchase commitments. (Note 2).


              The remainder of this page intentionally left blank.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities


                                                               December 31, 1997
                                                               -----------------
Assets:
  Investments, at value (cost $385,108,639) (Note 2) ......... $     401,498,683
  Short-term investments, at amortized cost (Note 2) .........        47,580,852
                                                               -----------------
    Total Investments ........................................       449,079,535
  Cash .......................................................            46,527
  Receivables from:
    Settlement of investments purchased on a
      forward commitment basis (Note 2) ......................            69,262
    Fund shares sold .........................................         4,180,459
    Interest .................................................         5,841,824
                                                               -----------------
      Total assets ...........................................       459,217,607
                                                               -----------------
Liabilities:
  Payables for:
    Investments purchased ....................................             9,945
    Fund shares redeemed .....................................         2,639,343
    Directors' fees and expenses (Note 3) ....................             5,869
    Affiliates (Note 3):
      Investment management fees .............................           190,543
      Administration fees ....................................            33,205
      Service and distribution fees ..........................               262
    Accrued expenses and other liabilities ...................             8,281
                                                               -----------------
      Total liabilities ......................................         2,887,448
                                                               -----------------
    Net assets ............................................... $     456,330,159
                                                               =================
Net assets consist of:
    Paid-in capital .......................................... $     438,706,742
    Undistributed net investment income ......................         1,094,301
    Accumulated net realized gain on investments .............            69,810
    Net unrealized appreciation on investments
      and forward commitments ................................        16,459,306
                                                               -----------------
                                                               $     456,330,159
                                                               =================
Net assets:
    Class 1 .................................................. $         131,171
                                                               =================
    Class 2 .................................................. $         133,481
                                                               =================
    Class 3 .................................................. $         134,838
                                                               =================
    Class S .................................................. $     455,930,669
                                                               =================
Shares outstanding:
    Class 1 ..................................................            12,073
                                                               =================
    Class 2 ..................................................            12,265
                                                               =================
    Class 3 ..................................................            12,379
                                                               =================
    Class S ..................................................        42,182,957
                                                               =================
Net asset value, offering price and
redemption price per share:
    Class 1 .................................................. $           10.86
                                                               =================
    Class 2 .................................................. $           10.88
                                                               =================
    Class 3 .................................................. $           10.89
                                                               =================
    Class S .................................................. $           10.81
                                                               =================


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Statement of Operations

                                                                                Year ended
                                                                             December 31, 1997
                                                                             -----------------
Investment income:
   Interest ..............................................................   $      28,599,868
                                                                             -----------------
Expenses (Note 1):
   Investment management fees (Note 3) ...................................           1,869,877
   Custody fees ..........................................................              43,020
   Audit and legal fees ..................................................               8,768
   Directors' fees (Note 3) ..............................................              21,363
   Fees waived by the investment manager (Note 3) ........................             (49,361)
                                                                             -----------------
                                                                                     1,893,667
   Administration fees (Note 3):
     Class 1  ............................................................                 708
     Class 2  ............................................................                 655
     Class 3  ............................................................                 409
     Class S .............................................................             346,971
   Distribution and service fees (Note 3):
     Class 1  ............................................................                 809
     Class 2  ............................................................                 190
                                                                             -----------------
       Net expenses ......................................................           2,243,409
                                                                             -----------------
       Net investment income .............................................          26,356,459
                                                                             -----------------
Realized and unrealized gain (loss):
   Net realized gain on investment transactions and forward commitments ..           2,197,948
   Net change in unrealized appreciation (depreciation) on
     investments and forward commitments .................................          11,750,983
                                                                             -----------------
       Net realized and unrealized gain ..................................          13,948,931
                                                                             -----------------
   Net increase in net assets resulting from operations ..................   $      40,305,390
                                                                             =================

  The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                               Year ended              Year ended
                                                                            December 31, 1997       December 31, 1996
                                                                            -----------------       -----------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income ................................................    $  26,356,459            $  19,120,753
  Net realized gain (loss) on investment transactions
   and forward commitments .............................................        2,197,948               (1,886,093)
  Net change in unrealized appreciation (depreciation) on
   investments and forward commitments .................................       11,750,983               (6,456,882)
                                                                            -------------            -------------
   Net increase in net assets resulting from operations ................       40,305,390               10,777,778
                                                                            -------------            -------------
Distributions to shareholders (Note 2):
  From net investment income:
  Class 1 ..............................................................           (5,999)                  (4,416)
  Class 2 ..............................................................           (6,818)                  (5,227)
  Class 3 ..............................................................           (7,342)                  (5,674)
  Class S ..............................................................      (27,133,147)             (17,374,307)
                                                                            -------------            -------------
   Total distributions from net investment income ......................      (27,153,306)             (17,389,624)
                                                                            -------------            -------------
  From net realized gains:
  Class 1 ..............................................................              (55)                    (740)
  Class 2 ..............................................................              (55)                    (714)
  Class 3 ..............................................................              (56)                    (715)
  Class S ..............................................................         (196,689)              (1,942,817)
                                                                            -------------            -------------
   Total distributions from net realized gains .........................         (196,855)              (1,944,986)
                                                                            -------------            -------------
Net fund share transactions (Note 5):
  Class 1 ..............................................................            6,094                  (45,858)
  Class 2 ..............................................................            6,894                    5,941
  Class 3 ..............................................................            7,406                    6,389
  Class S ..............................................................       86,289,359              111,704,711
                                                                            -------------            -------------
   Increase in net assets from net fund share transactions .............       86,309,753              111,671,183
                                                                            -------------            -------------
  Total increase in net assets .........................................       99,264,982              103,114,351

Net assets:
  Beginning of period ..................................................      357,065,177              253,950,826
                                                                            -------------            -------------
  End of period (including undistributed net investment income
   of $1,094,301 and $1,845,746, respectively) .........................    $ 456,330,159            $ 357,065,177
                                                                            =============            =============

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                              Class 1
                                                                                              -------
                                                                   Year ended       Year ended        Year ended     Period ended
                                                                    12/31/97         12/31/96          12/31/95       12/31/94**
                                                                   ----------       ----------        ----------      ----------
Net asset value, beginning of period                               $    10.50       $    10.79        $     9.90      $    10.00
                                                                   ----------       ----------        ----------      ----------
Income (loss) from investment operations:
 Net investment income                                                   0.56***          0.53***           0.50            0.10
 Net realized and unrealized gain (loss) on investments                  0.33            (0.36)             1.26           (0.10)
                                                                   ----------       ----------        ----------      ----------
   Total income (loss) from investment operations                        0.89             0.17              1.76              --
                                                                   ----------       ----------        ----------      ----------
Less distributions to shareholders:
 From net investment income                                             (0.51)           (0.40)            (0.54)          (0.10)
 From net realized gains                                                (0.02)           (0.06)            (0.33)             --
                                                                   ----------       ----------        ----------      ----------
   Total distributions                                                  (0.53)           (0.46)            (0.87)          (0.10)
                                                                   ----------       ----------        ----------      ----------
Net asset value, end of period                                     $    10.86       $    10.50        $    10.79      $     9.90
                                                                   ==========       ==========        ==========      ==========
Total Return                                                             8.09%            1.60%            17.81%           0.00%
Ratios / Supplemental Data:
 Net assets, end of period (000s)                                        $131             $121              $171            $101
 Net expenses to average daily net assets#                               1.67%            1.65%             1.65%           1.65%*
 Net investment income to average daily net assets                       5.22%            5.10%             5.39%           5.91%*
 Portfolio turnover rate                                                   54%              54%              104%              7%
   #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
    Without this partial waiver of fees by MassMutual, the ratio
    of expenses to average daily net assets would have been:             1.69%            1.69%             1.69%           1.71%*
                                                                                                 Class 2
                                                                                                 -------
                                                                    Year ended         Year ended      Year ended    Period ended
                                                                     12/31/97           12/31/96        12/31/95      12/31/94**
                                                                    ----------         ----------      ----------     ----------
Net asset value, beginning of period                                $    10.51         $    10.82      $     9.90     $    10.00
                                                                    ----------         ----------      ----------     ----------
Income (loss) from investment operations:
 Net investment income                                                    0.63***            0.60***         0.64           0.11
 Net realized and unrealized gain (loss) on investments                   0.33              (0.38)           1.19          (0.10)
                                                                    ----------         ----------      ----------     ----------
   Total income (loss) from investment operations                         0.96               0.22            1.83           0.01
                                                                    ----------         ----------      ----------     ----------
Less distributions to shareholders:
 From net investment income                                              (0.57)             (0.47)          (0.58)         (0.11)
 From net realized gains                                                 (0.02)             (0.06)          (0.33)            --
                                                                    ----------         ----------      ----------     ----------
   Total distributions                                                   (0.59)             (0.53)          (0.91)         (0.11)
                                                                    ----------         ----------      ----------     ----------
Net asset value, end of period                                      $    10.88         $    10.51      $    10.82     $     9.90
                                                                    ==========         ==========      ==========     ==========
Total Return                                                              9.16%              2.07%          18.51%          0.08%
Ratios / Supplemental Data:
 Net assets, end of period (000s)                                         $133               $122            $120           $101
 Net expenses to average daily net assets#                                1.12%              1.10%           1.10%          1.10%*
 Net investment income to average daily net assets                        5.77%              5.67%           5.97%          6.46%*
 Portfolio turnover rate                                                    54%                54%            104%             7%
   #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
    Without this partial waiver of fees by MassMutual, the ratio
    of expenses to average daily net assets would have been:              1.14%              1.14%           1.14%          1.16%*

   * Annualized
  ** For the period from October 3, 1994 (commencement of operations) through
     December 31, 1994.
 *** Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Core Bond Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                              Class 3
                                                                                              -------
                                                                    Year ended      Year ended        Year ended      Period ended
                                                                     12/31/97        12/31/96          12/31/95        12/31/94**
                                                                    ----------      ----------        ----------       ----------
Net asset value, beginning of period                                $    10.52      $    10.82        $     9.90       $    10.00
                                                                    ----------      ----------        ----------       ----------
Income (loss) from investment operations:
 Net investment income                                                    0.67***         0.64***           0.68             0.11
 Net realized and unrealized gain (loss) on investments                   0.33           (0.37)             1.19            (0.10)
                                                                    ----------      ----------        ----------       ----------
  Total income (loss) from investment operations                          1.00            0.27              1.87             0.01
                                                                    ----------      ----------        ----------       ----------
Less distributions to shareholders:
 From net investment income                                              (0.61)          (0.51)            (0.62)           (0.11)
 From net realized gains                                                 (0.02)          (0.06)            (0.33)              --
                                                                    ----------      ----------        ----------       ----------
  Total distributions                                                    (0.63)          (0.57)            (0.95)           (0.11)
                                                                    ----------      ----------        ----------       ----------
Net asset value, end of period                                      $    10.89      $    10.52        $    10.82       $     9.90
                                                                    ==========      ==========        ==========       ==========
Total Return                                                              9.53%           2.52%            18.87%            0.09%
Ratios / Supplemental Data:
 Net assets, end of period (000s)                                         $135            $123              $120             $101
 Net expenses to average daily net assets#                                0.78%           0.75%             0.75%            0.75%*
 Net investment income to average daily net assets                        6.12%           6.01%             6.32%            6.83%*
 Portfolio turnover rate                                                    54%             54%              104%               7%
  #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
   Without this partial waiver of fees by MassMutual, the ratio
   of expenses to average daily net assets would have been:               0.79%           0.79%             0.79%            0.81%*
                                                                                            Class S (1)
                                                                                            -----------
                                                                    Year ended      Year ended      Year ended      Period ended
                                                                     12/31/97        12/31/96        12/31/95        12/31/94**
                                                                    ----------      ----------      ----------       ----------
Net asset value, beginning of period                                $    10.45      $    10.75      $     9.84       $    10.00
                                                                    ----------      ----------      ----------       ----------
Income (loss) from investment operations:
 Net investment income                                                    0.69***         0.67***         0.72***          0.18
 Net realized and unrealized gain (loss) on investments                   0.33           (0.37)           1.17            (0.16)
                                                                    ----------      ----------      ----------       ----------
  Total income (loss) from investment operations                          1.02            0.30            1.89             0.02
                                                                    ----------      ----------      ----------       ----------
Less distributions to shareholders:
 From net investment income                                              (0.64)          (0.54)          (0.65)           (0.18)
 From net realized gains                                                 (0.02)          (0.06)          (0.33)              --
                                                                    ----------      ----------      ----------       ----------
  Total distributions                                                    (0.66)          (0.60)          (0.98)           (0.18)
                                                                    ----------      ----------      ----------       ----------
Net asset value, end of period                                      $    10.81      $    10.45      $    10.75       $     9.84
                                                                    ==========      ==========      ==========       ==========
Total Return@                                                             9.78%           2.80%          19.15%            0.20%
Ratios / Supplemental Data:
 Net assets, end of period (000s)                                     $455,931        $356,699        $253,540         $194,150
 Net expenses to average daily net assets#                              0.5393%         0.5130%         0.5130%          0.5130%*
 Net investment income to average daily net assets                        6.34%           6.26%           6.56%            6.86%*
 Portfolio turnover rate                                                    54%             54%            104%               7%
  #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
   Without this partial waiver of fees by MassMutual, the ratio
   of expenses to average daily net assets would have been:             0.5512%         0.5550%         0.5553%          0.5672%*

  *Annualized
 **For the period from October 3, 1994 (commencement of operations) through
   December 31, 1994.
***Per share amount calculated on the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with the results of operations.
(1)Class S shares were previously designated as Class 4 shares.
 @ Employee retirement benefit plans that invest plan assets in the Separate
   Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment objective and policies for the MassMutual Balanced Fund?


     The objective and policies of the Fund are to:

     . achieve a high total rate of return over an extended period of time consistent with the preservation of capital values

     . invest in a diversified portfolio of equity securities, fixed income securities and money market instruments

     . manage the allocation of investments, under normal circumstances, in three sectors within the following ranges:

     Prime Sector no more than 35% of net assets
     Core Bond Sector no more than 35% of net assets
     Value Equity Sector no more than 65% of net assets

How did the Fund perform over the past year?


     The Fund performed quite well for the year. We're pleased to report that our stock-picking strategy allowed us to actively participate in another very positive 12-month period for the equity market. Additionally the benefits of our balanced strategy were demonstrated as the stock market became volatile toward the end of the year. During the fourth quarter, which was negative for stocks, the income and price appreciation we garnered from our fixed income holdings allowed us to continue to report positive results.

Within your stock holdings, what types of investments were strongest over the period?

     Within stocks, our healthcare holdings were our best performers for the year. Bristol-Myers, our largest single holding, doubled the performance of the broad market for the period. Its excellent product development pipeline and aggressive marketing program caught investors' attention, and that drove the stock to new highs.

     Insurance companies have also been strong. Since they tend to own significant bond portfolios, they do well in periods of declining interest rates. American General is a well-capitalized insurer in a steady growth business with a focused and capable management and it's been a good holding for us for the year.

     In basic industries, well-managed chemical companies benefited the Fund. Two examples were Air Products, a distributor of industrial gases, and Englehard, a firm providing technological solutions to air quality issues.

     Some of our best performers during the turbulent fourth quarter were electric utilities and telephone companies, up roughly 10 percent as a group during a down quarter for the broad market. Pinnacle West, a Phoenix-based electric utility has been a strong performer for us, as has Tampa-based Teco. We feel both of these companies offer stable earnings and good dividends at reasonable valuations.

What was your fixed income strategy, and how did it benefit the Fund?

     Over the year, we held roughly equivalent portions of bonds and money market instruments, and both have served the portfolio well. In bonds, we were focused primarily on AA rated corporate issues, followed by mortgage-backed securities and Treasuries. Most classes of bonds have performed well, especially during the second half, when yields declined on fears about the depth of the Asian financial troubles. Price appreciation resulted from declining rates and then combined with coupon income to make bonds an excellent investment this year.

     We also strategically increased our holdings of short-term debt instruments this period because of a relatively flat yield curve. When the yield curve flattens, the yield advantage investors earn by owning longer maturity, more interest rate sensitive bonds diminishes. Over the past year, we found we could earn competitive income from short-maturity investments and reduce risk at the same time.

How are you currently positioning the portfolio and why?

     We're very comfortable with the current sector allocation of the portfolio, so we're not planning on making any significant changes at this time. At year-end, the Fund was roughly 57 percent invested in stocks, 15 percent in bonds and 28 percent in money market instruments. The overweighting in stocks has been a plus, and we expect that to continue for the coming year. And our fixed income holdings should continue to help temper any volatility from the stock portion by providing an income cushion. Within each of the portfolio's components, we will continue to use first-hand analysis and intensive research to identify the stock and bond investments we believe represent the best opportunities for the Fund.

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

What is your outlook for the Fund as we move into 1998?

     We think this will be another good year. The economy continues to show signs of strength. Consumer confidence is at a 28-year high, corporations continue to be well-managed and profitable, inflation is in decline from an already low level and interest rates are low and fairly stable. We believe these facts bode well for the stock market, though volatility may continue due to a combination of high valuations and financial instability in the Pacific Rim. On the bond side, we expect returns to come primarily from income after last year's rally, but for the market to remain positive. If the Federal Reserve begins to fear an economic slowdown either as fallout from Asia or as a natural part of the economic cycle, however, rates could decline further. Should that happen, we would expect even more strength in the bond sector. Being invested in both markets has been the key to our strong long-term performance, and we would expect that strategy will continue to serve the Fund well, allowing us to capture competitive returns without excessive exposure to risk.



--------------------------------------------------------------------------------
Growth of a $10,000 Investment
Hypothetical Investments in MassMutual Balanced Fund Classes 1, 2, 3 and S and the Lipper Balanced Fund Index

--------------------------------------------------------------------------------
MassMutual Balanced Fund
Total Return              One Year            Average Annual
                      1/1/97 - 12/31/97     10/3/94 - 12/31/97
Class 1                    17.28%                 14.90%
Class 2                    17.93%                 15.51%
Class 3                    18.37%                 15.94%
Class S                    18.72%                 16.21%

--------------------------------------------------------------------------------
Lipper Balanced            19.00%                 16.90%
Fund Index

Standard & Poor's 500      33.37%                 28.44%
Composite Index

Lehman Brothers             9.75%                  9.71%
Government/Corporate
Bond Index
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Lipper Balanced Fund Index, the Lehman Brother Government/Corporate Bond Index, and the Standard & Poor's 500 Composite Index are unmanaged and do not incur expenses, and cannot be purchased directly by investors.

                GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                           [LINE GRAPH APPEARS HERE]

                                                    Lipper      Lehman Brothers
                                                   Balanced   Government/Corporate   Standard & Poor's 500
          Class 1   Class 2   Class 3   Class S   Fund Index      Bond Index            Composite Index
          -------   -------   -------   -------   ----------  --------------------   ---------------------
10/3/94   10,000    10,000    10,000    10,000      10,000          10,000                   10,000
12/94     10,000    10,017    10,028    10,029       9,880          10,037                    9,998
6/95      11,086    11,124    11,158    11,179      11,203          11,220                   12,019
12/95     11,992    12,070    12,132    12,164      12,306          11,968                   13,756
6/96      12,544    12,656    12,741    12,788      12,860          11,743                   15,144
12/96     13,391    13,548    13,662    13,725      13,960          12,315                   16,915
6/97      14,659    14,873    15,028    15,126      15,522          12,652                   20,401
12/97     15,705    15,977    16,172    16,294      16,612          13,515                   22,559

--------------------------------------------------------------------------------

                           [PIE GRAPH APPEARS HERE]

                       --------------------------------
                           MassMutual Balanced Fund
                               Asset Allocation
                                  on 12/31/97

                            Common Stocks      57%
                            Short-term Issues  28%
                            Bonds              15%
                       --------------------------------


                       --------------------------------
                           MassMutual Balanced Fund
                       Largest Stock Holdings (12/31/97)
                       ---------------------------------
                       Bristol-Myers Squibb Company
                       General Electric Company
                       Albertson's, Inc.
                       Bank of New York Company,
                         Incorporated
                       Hewlett-Packard Company
                       Marsh & McLennan Companies, Inc.
                       Schering-Plough Corp.
                       International Business Machines
                         Corporation
                       Goodyear Tire & Rubber Company
                       Kimberly-Clark Corporation

                       --------------------------------

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997


                                                      Number of
                                                        Shares    Market Value
                                                        ------    ------------
EQUITIES -- 56.6%
Aerospace & Defense -- 1.8%
Raytheon Company Class A                                34,000   $  1,676,625
Raytheon Company Class B                                92,000      4,646,000
TRW Inc.                                                98,500      5,257,438
                                                                 ------------
                                                                   11,580,063
                                                                 ============

Apparel, Textiles & Shoes -- 0.6%
VF Corporation                                          89,000      4,088,438
                                                                 ------------
Automotive & Parts -- 2.6%
Ford Motor Company                                      97,300      4,737,294
Genuine Parts Company                                  154,500      5,243,344
Goodyear Tire & Rubber Company                         113,700      7,234,163
                                                                 ------------
                                                                   17,214,801
                                                                 ============

Banking, Savings & Loans -- 4.3%
The Bank of New York Company, Incorporated             135,000      7,804,688
Comerica, Incorporated                                  53,000      4,783,250
CoreStates Financial Corp.                              47,200      3,778,950
Norwest Corporation                                    114,000      4,403,250
Pacific Century Financial Corporation                  116,800      2,890,800
Wachovia Corp.                                          60,100      4,875,613
                                                                 ------------
                                                                   28,536,551
                                                                 ============

Beverages -- 0.7%
Brown-Forman Corporation (Class B)                      80,700      4,458,675
                                                                 ============

Chemicals -- 3.3%
Air Products and Chemicals, Inc.                        36,500      3,002,125
Engelhard Corporation                                  140,200      2,435,975
E. I. du Pont de Nemours and Company                    66,000      3,964,125
The Lubrizol Corporation                                68,300      2,518,563
Nalco Chemical Company                                  96,000      3,798,000
Rohm & Haas Company                                     60,000      5,745,000
                                                                 ------------
                                                                   21,463,788
                                                                 ============

Commercial Services -- 0.5%
Pinnacle West Capital Corporation                       76,200      3,228,975
                                                                 ============

Computers & Office Equipment -- 4.9%
Electronic Data Systems Corporation                    111,500      4,899,031
Hewlett-Packard Company                                122,000      7,625,000
International Business Machines Corporation             70,000      7,319,365
Pitney Bowes, Inc.                                      65,000      5,845,938
Xerox Corporation                                       90,000      6,643,125
                                                                 ------------
                                                                   32,332,459
                                                                 ============

Containers -- 0.5%
Temple-Inland, Inc.                                     63,000      3,295,688
                                                                 ============

Cosmetics & Personal Care -- 1.1%
Kimberly-Clark Corporation                             145,800      7,189,763
                                                                 ============
Drugs -- 0.5%
Pharmacia & Upjohn, Inc.                                94,000      3,442,750
                                                                 ============

Electric Utilities -- 0.6%
SCANA Corporation                                      130,500      3,906,844
                                                                 ============

Electrical Equipment & Electronics -- 3.9%
AMP, Incorporated                                      156,700   $  6,581,400
General Electric Company                               125,000      9,171,875
Honeywell Inc.                                          76,000      5,206,000
Hubbell, Incorporated (Class B)                         96,023      4,735,114
                                                                  -----------
                                                                   25,694,389
                                                                  ===========

Energy -- 3.4%
Amoco Corporation                                       74,000      6,299,250
Kerr-McGee Corporation                                  43,500      2,754,094
Mobil Corporation                                       70,000      5,053,125
Teco Energy, Inc.                                      117,000      3,290,625
Unocal Corporation                                     130,000      5,045,625
                                                                  -----------
                                                                   22,442,719
                                                                  ===========

Financial Services -- 0.8%
American Express Company                                56,500      5,042,625
                                                                  ===========

Foods -- 2.3%
Archer-Daniels-Midland Company                         180,600      3,916,763
ConAgra, Inc.                                          148,400      4,869,375
CPC International, Inc.                                 61,000      6,572,750
                                                                  -----------
                                                                   15,358,888
                                                                  ===========

Forest Products & Paper -- 1.1%
Westvaco Corporation                                   101,500      3,190,906
Weyerhaeuser Company                                    84,600      4,150,688
                                                                  -----------
                                                                    7,341,594
                                                                  ===========

Hardware & Tools -- 0.6%
The Stanley Works                                       77,000      3,633,438
                                                                  ===========



                                                                     (Continued)

   The accompanying notes are an integral part of the financial statements.
36

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                        Number of
                         Shares      Market Value
                         ------      ------------
Healthcare -- 3.7%
Becton, Dickinson and
 Company                 102,000     $  5,100,000
Bristol-Myers Squibb
 Company                 123,000       11,638,875
Schering-Plough Corp.    119,600        7,430,150
                                     ------------
                                       24,169,025
                                     ============

Industrial Distribution -- 0.7%
W.W. Grainger, Inc.       48,000        4,665,000
                                     ============

Industrial Transportation -- 1.5%
Burlington Northern
 Santa Fe Corp.           51,900        4,823,456
Norfolk Southern
 Corporation             167,200        5,151,850
                                     ------------
                                        9,975,306
                                     ============

Insurance -- 4.3%
American General
 Corporation              70,000        3,784,375
Jefferson-Pilot
 Corporation              39,250        3,056,594
Marsh & McLennan
 Companies, Inc.         100,000        7,456,250
MBIA, Inc.               103,000        6,881,688
SAFECO Corporation       139,000        6,776,250
                                     ------------
                                       27,955,157
                                     ============

Machinery & Components -- 0.9%
Dover Corporation        124,000        4,479,500
Parker-Hannifin
 Corporation              38,000        1,743,250
                                     ------------
                                        6,222,750
                                     ============

Manufacturing -- 0.9%
Armstrong World
 Industries, Inc.         61,000        4,559,750
Pall Corporation          49,800        1,030,238
                                     ------------
                                        5,589,988
                                     ============

Miscellaneous -- 0.9%
Harsco Corporation        69,000        2,975,625
Minnesota Mining &
 Manufacturing
 Company                  34,200        2,806,538
                                     ------------
                                        5,782,163
                                     ============

Oil & Gas -- 1.1%
ENI SPA, Sponsored
 ADR                      55,400        3,161,263
Occidental Petroleum
 Corporation             128,500        3,766,656
                                     ------------
                                        6,927,919
                                     ============

Photography -- 0.5%
Eastman Kodak
 Company                  59,200     $  3,600,100
                                     ============
Publishing & Printing -- 1.4%
The McGraw-Hill
 Companies, Inc.          89,000        6,586,000
R.R. Donnelley & Sons
 Company                  75,500        2,812,375
                                     ------------
                                        9,398,375
                                     ============

Retail -- 1.5%
The May Department
 Stores Company           98,500        5,189,719
Sears Roebuck and Co.     98,000        4,434,500
                                     ------------
                                        9,624,219
                                     ============

Retail-Grocery -- 1.8%
Albertson's, Inc.        169,100        8,011,113
American Stores
 Company                 185,000        3,804,063
                                     ------------
                                       11,815,176
                                     ============

Telecommunications -- 0.9%
GTE Corporation          116,000        6,061,000
                                     ============

Telephone Utilities -- 1.6%
Ameritech Corporation     44,500        3,582,250
Frontier Corporation     159,500        3,837,969
Southern New England
 Telecommunications
 Corporation              57,100        2,872,844
                                     ------------
                                       10,293,063
                                     ============

Tobacco -- 1.4%
Fortune Brands, Inc.     105,400        3,906,388
UST Inc.                 136,800        5,053,050
                                     ------------
                                        8,959,438
                                     ============
TOTAL EQUITIES                       $371,291,127
                                     ============
(Cost $236,958,405)

                       Principal
                        Amount       Market Value
                        ------       ------------

BONDS & NOTES -- 15.2%
ASSET BACKED SECURITIES -- 1.1%
California
 Infrastructure PG&E-
 1,1997-1, Class A4
 6.160% 6/25/2003      $ 300,000        301,146
California
 Infrastructure PG&E-
 1,1997-1, Class A6
 6.320% 9/25/2005        150,000        151,307
California
 Infrastructure SCE-
 1,1997-1, Class A3
 6.170% 3/25/2003        200,000        200,746
California
 Infrastructure
 SCE-1,1997-1,
 Class A5
 6.280% 9/25/2005        150,000        150,707
California
 Infrastructure
 SDG&E-1,1997-1,
 Class A5
 6.190% 9/25/2005        100,000        100,308
Capita Equipment
 Receivables Trust
 1996-1, Class A4
 6.280% 6/15/2000      1,000,000      1,004,120
Caterpillar Financial
 Asset Trust, 1997-B,
 Class A3
 6.160% 9/25/2003      1,000,000        998,000
Chase Manhattan RV
 Owner Trust 1997-A,
 Class A7
 6.140% 10/16/2006     1,000,000      1,001,180
Ford Credit 1994-B
 Grantor Trust
 7.300% 10/15/1999       159,393        160,588
Ford Credit Auto
 Owner Trust 1996-B,
 Class A-4
 6.300% 1/15/2001      1,000,000      1,003,750
Metlife Capital
 Equipment Loan Trust
 Series 1997-A,
 Class A
 6.850% 5/20/2008        500,000        515,175
Railcar Trust No.
 1992-1
 7.750% 6/01/2004        367,765        386,304
World Omni 1996-A
 Automobile Lease
 Securitization Trust,
 Class Al
 6.300% 6/25/2002      1,130,249      1,131,300
                                      ---------

TOTAL ASSET BACKED
SECURITIES                            7,104,631
                                      =========
(Cost $7,073,371)

CORPORATE DEBT -- 7.4%
AirTouch
 Communications, Inc.
 7.500% 7/15/2006      1,000,000      1,061,710
America West Airlines
 1996-1, Class A
 6.850% 7/02/2009        990,374      1,005,586


                                    (Continued)



   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                               Principal
                                                Amount      Market Value
                                                ------      ------------
American Airlines
 1994-A Pass-Through
 Trusts, Class A4
 9.780% 11/26/2011                           $   979,852    $  1,173,618
AMR Corporation
 9.000% 8/01/2012                                500,000         593,255
Analog Devices, Inc.
 6.625% 3/01/2000                                500,000         502,960
Archer-Daniels-Midland
 Company
 6.750% 12/15/2027                               350,000         350,606
Associates Corporation
 of North America
 6.500% 8/15/2002                                500,000         504,850
Associates Corporation
 of North America
 6.750% 8/01/2001                              1,000,000       1,016,370
Barrick Gold
 Corporation
 7.500% 5/01/2007                              1,000,000       1,051,570
Bell Atlantic Financial
 Services, Inc.
 6.610% 2/04/2000                              1,000,000       1,012,590
BHP Finance (USA)
 Limited
 6.420% 3/01/2026                              1,000,000       1,002,710
Carlisle Companies
 Incorporated
 7.250% 1/15/2007                                500,000         518,220
Celulosa Arauco
 Constitucion
 6.950% 9/15/2005                                500,000         499,555
Champion International
 Corporation
 6.400% 2/15/2026                              1,000,000         994,090
The Charles Schwab
 Corporation
 6.250% 1/23/2003                              1,000,000         997,370
The CIT Group
 Holdings, Inc.
 6.375% 10/01/2002                             1,000,000       1,002,410
CITGO Petroleum
 Corporation
 7.875% 5/15/2006                                250,000         262,125
Comcast Cable
 Communications, Inc.
 8.375% 5/01/2007                                750,000         835,275
Continental Airlines,
 Inc., Series 1996-2B
 8.560% 1/02/2016                                486,053         552,876
Continental Airlines,
 Inc., Series 1996-B
 7.820% 4/15/2015                                490,196         528,279
Crown Cork & Seal
 Company Inc.
 6.750% 12/15/2003                             1,000,000       1,012,500
CSX Corporation
 7.250% 5/01/2027                              1,200,000       1,318,608
Delta Air Lines, Inc.,
 1992, Series C
 8.540% 1/02/2007                                419,455         445,944
English China Clays
 Delaware Inc.
 7.375% 10/01/2002                               500,000         518,725
ERAC USA Finance
 Company 144A
 6.950% 1/15/2006                                500,000         512,100
FBG Finance Limited
 144A
 7.875% 6/01/2016                              1,000,000       1,100,830
Fletcher Challenge Ltd.
 7.750% 6/20/2006                                500,000         528,710
Foodbrands America,
 Inc.
 10.750% 5/15/2006                             1,000,000       1,164,150
General American
 Transportation
 Corporation
 6.750% 3/01/2006                              1,000,000       1,010,880
General Electric
 Capital Corporation
 6.500% 11/01/2006                               250,000         253,935
General Mills, Inc.
 8.900% 6/15/2006                                500,000         580,360
The Goldman Sachs
 Group, L.P. 144A
 6.200% 2/15/2001                              1,000,000       1,003,330
GTE Corporation
 9.100% 6/01/2003                                375,000         419,903
Hershey Foods
 Corporation
 7.200% 8/15/2027                              1,000,000       1,063,100
Hilton Hotels
 Corporation
 7.000% 7/15/2004                              1,000,000       1,014,930
Interpool, Inc.
 7.350% 8/01/2007                                500,000         500,130
Korea Development
 Bank
 7.375% 9/17/2004                                350,000         280,074
Leucadia National
 Corporation
 7.750% 8/15/2013                              1,000,000       1,034,210
Lockheed Martin
 Corporation
 7.700% 6/15/2008                              1,000,000       1,081,720
MAPCO Inc.
 7.250% 3/01/2009                              1,000,000       1,043,110
Millipore Corporation
 7.500% 4/01/2007                              1,000,000       1,054,740
Mobil Corporation
 8.625% 8/15/2021                              1,000,000       1,250,890
Morgan Stanley Group,
 Inc.
 6.875% 3/01/2007                                500,000         510,875
Newmont Mining
 Corporation
 8.625% 4/01/2002                              1,000,000       1,074,130
News America
 Holdings Incorporated
 9.250% 2/01/2013                              1,000,000       1,191,090
Norfolk Southern
 Corporation
 7.050% 5/01/2037                              1,350,000       1,426,869
North Finance
 (Bermuda) Limited
 144A
 7.000% 9/15/2005                              1,000,000       1,021,060
Petroleum Geo-
 Services ASA
 7.500% 3/31/2007                                250,000         264,563
Raytheon Company
 6.750% 8/15/2007                                500,000         510,085
Rite Aid Corporation
 6.700% 12/15/2001                               500,000         505,340
Rolls-Royce Capital
 Inc.
 7.125% 7/29/2003                              1,000,000       1,030,500
Scholastic Corporation
 7.000% 12/15/2003                             1,000,000       1,026,180
Thomas & Betts
 Corporation
 8.250% 1/15/2004                                500,000         544,040
Time Warner Inc.
 7.750% 6/15/2005                              1,000,000       1,054,740
Time Warner Inc.
 Pass-Thru Asset
 Trust 1997-1 144A
 6.100% 12/30/2001                               750,000         734,865
US Air, Inc., Class B
 7.500% 10/15/2009                               475,140         497,116
The US West Capital
 Funding, Inc.
 6.850% 1/15/2002                              1,000,000       1,011,260
Valero Pass-Through
 Asset Trust
 1997-1 144A
 6.750% 12/15/2002                               500,000         502,455
WorldCom, Inc.
 7.750% 4/01/2007                                500,000         536,945

                                                                     (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                      Principal
                       Amount      Market Value
                       ------      ------------
WorldCom, Inc.
 9.375% 1/15/2004     $  435,000    $   460,565
W.R. Grace & Co.
 8.000% 8/15/2004      1,000,000      1,082,040
                                    -----------
TOTAL CORPORATE DEBT                 48,643,622
                                    ===========
(Cost $46,114,710)

U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 3.6%
Federal Home Loan Mortgage Corporation
(FHLMC) -- 0.2%
Collateralized Mortgage Obligations -- 0.1%
FHLMC Series 1322
 Class G
 7.500% 2/15/2007      1,000,000      1,026,560
                                    ===========


Pass-Through Securities -- 0.1%
FHLMC
 9.000% 3/01/2017        150,112        160,760
                                    -----------
                                      1,187,320
                                    ===========

Federal National Mortgage Association
(FNMA) -- 0.8%
Collateralized Mortgage Obligations -- 0.7%
FNMA Series 1993-
 134 Class GA
 6.500% 2/25/2007      1,000,000      1,007,500
FNMA Series 1993-
 191 Class PD
 5.400% 3/25/2004        827,045        822,910
FNMA Series 1993-
 221 Class D
 6.000% 12/25/2008     1,000,000        985,930
FNMA Series 1996-54
 Class C
 6.000% 9/25/2008      2,000,000      1,954,140
                                    -----------
                                      4,770,480
                                    ===========

Pass-Through Securities -- 0.1%
FNMA
 8.000% 5/01/2013        385,311        393,067
                                    -----------
                                      5,163,547
                                    ===========

Government National Mortgage Association
(GNMA) -- 1.8%
Pass-Through Securities
GNMA
 5.500% 10/20/2027 -
        11/20/2027     1,863,751      1,867,255
GNMA
 6.000% 5/20/2027      2,431,322      2,477,663
GNMA
 7.000% 8/15/2023 -
        10/15/2023       990,000      1,001,445
GNMA
 7.500% 10/15/2006 -
        6/15/2017      2,575,523      2,667,548
GNMA
 8.000% 11/15/2004 -
        1/15/2009      2,811,429      2,952,279
GNMA
 9.000% 12/15/2008 -
        5/15/2009        479,372        520,549
                                    -----------
                                     11,486,739
                                    ===========

U.S. Government Guaranteed Notes -- 0.8%
1991-A Fairfax
 County, VA
 8.740% 8/01/2001        200,000        215,500
1991-A Jefferson
 Park, CA
 8.740% 8/01/2001      1,740,000      1,874,850
1991-A Monroe
 County, NY
 8.740% 8/01/2001        500,000        538,750
1991-A Rochester, NY
 8.740% 8/01/2001         60,000         64,650
U.S. Dept. of Housing
 and Urban
 Development, Series
 1995-A
 8.240% 8/01/2002      3,000,000      3,259,770
                                    -----------
                                      5,953,520
                                    ===========

TOTAL US. GOVERNMENT
AGENCY OBLIGATIONS                   23,791,126
                                    ===========
(Cost $22,913,562)

U.S. TREASURY OBLIGATIONS -- 3.1%
U.S. Treasury Bonds -- 2.2%
U.S. Treasury Bond
 7.250% 5/15/2016      6,000,000      6,834,360
U.S. Treasury Bond
 8.750% 5/15/2017      6,000,000      7,866,540
                                    -----------
                                     14,700,900
                                    ===========

U.S. Treasury Note -- 0.5%
U.S. Treasury Note
 7.125% 2/29/2000      3,000,000      3,086,730
                                    ===========

U.S. Treasury Strips -- 0.4%
U.S. Treasury Strip -- Principal Only
 0.000% 2/15/1999       2,250,000     2,114,055
U.S. Treasury Strip --  Principal Only
 0.000% 8/15/2015         700,000       243,866
                                    -----------
                                      2,357,921
                                    ===========

TOTAL U.S. TREASURY
OBLIGATIONS                          20,145,551
                                    ===========
(Cost $18,769,405)

TOTAL BONDS & NOTES                  99,684,930
                                    ===========
(Cost $94,871,048)


                       Principal
                        Amount      Market Value
                        ------      ------------

SHORT-TERM INVESTMENTS -- 28.9%
Commercial Paper
Aristar, Inc.
 5.970% 2/13/1998    $ 6,315,000    $ 6,269,970
Boston Scientific
 Corporation
 5.940% 1/12/1998      5,300,000      5,290,381
Carter Holt Harvey
 Limited
 5.750% 1/16/1998      5,253,000      5,240,415
Carter Holt Harvey
 Limited
 6.000% 2/05/1998      3,600,000      3,579,000
Comdisco, Inc.
 5.750% 1/07/1998      5,285,000      5,279,935
Comdisco, Inc.
 5.750% 1/23/1998      4,515,000      4,499,135
Comdisco, Inc.
 5.770% 1/21/1998      3,430,000      3,419,005
Comdisco, Inc.
 5.830% 1/29/1998      4,030,000      4,011,726
Comdisco, Inc.
 6.000% 1/08/1998      4,735,000      4,729,476
Cox Enterprises, Inc.
 5.770% 1/28/1998      4,600,000      4,580,094
Cox Enterprises, Inc.
 5.900% 2/06/1998      1,935,000      1,923,584
Crown Cork & Seal
 Company Inc.
 6.070% 3/31/1998      6,140,000      6,049,682
CSX Corporation
 5.820% 1/13/1998      3,035,000      3,029,112
CSX Corporation
 5.980% 2/03/1998      4,000,000      3,978,073
Dana Credit
 Corporation
 6.100% 3/05/1998      3,815,000      3,774,275
Dominion Resources,
 Inc.
 5.720% 1/14/1998      5,000,000      4,989,672
Dominion Resources,
 Inc.
 5.780% 1/26/1998      5,250,000      5,228,927
Echlin, Inc.
 5.900% 2/23/1998      2,410,000      2,389,066
Echlin, Inc.
 6.000% 2/02/1998      4,275,000      4,252,200
Federal Signal Corp.
 5.720% 1/15/1998      3,760,000      3,751,636
Federal Signal Corp.
 7.300% 1/02/1998      4,315,000      4,314,125
Humana, Inc.
 5.980% 1/09/1998      5,270,000      5,262,997

                                     (Continued)


  The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                                                  Principal
                                                    Amount     Market Value
                                                    ------     ------------
Humana, Inc.
  6.020% 1/06/1998                                $3,965,000   $  3,961,685
Illinois Power Company
  5.960% 2/17/1998                                 2,990,000      2,966,734
International Paper Company
  5.920% 2/10/1998                                 3,070,000      3,049,806
Lockheed Martin Corporation
  5.850% 3/13/1998                                 6,450,000      6,374,311
Mallinckrodt Group Inc.
  6.030% 2/11/1998                                 5,000,000      4,965,663
ORIX Credit Alliance, Inc.
  6.100% 2/20/1998                                 4,000,000      3,966,111
ORIX Credit Alliance, Inc.
  6.130% 3/02/1998                                 2,845,000      2,816,787
ORIX Credit Alliance, Inc.
  6.150% 3/16/1998                                 3,370,000      3,328,783
ORIX Credit Alliance, Inc.
  7.000% 1/13/1998                                   450,000        448,950
Public Service Electric and Gas Company
  5.800% 1/20/1998                                 5,000,000      4,984,695
Public Service Electric and Gas Company
  5.800% 1/30/1998                                 5,235,000      5,210,541
Ryder System, Inc.
  6.050% 2/27/1998                                 7,025,000      6,957,706
Ryder System, Inc.
  6.080% 2/24/1998                                 2,585,000      2,561,425
Ryder System, Inc.
  6.150% 2/18/1998                                 3,935,000      3,902,733
Textron Financial Corporation
  5.980% 3/20/1998                                   575,000        578,792
Textron Financial Corporation
  6.000% 1/05/1998                                 5,740,000      5,736,173
Textron Financial Corporation
  6.100% 1/02/1998                                 5,100,000      5,099,136
Tyson Foods, Inc.
  5.810% 1/27/1998                                 4,845,000      4,824,670
Tyson Foods, Inc.
  5.980% 2/12/1998                                 4,865,000      4,831,059
Union Pacific Corporation
  6.000% 2/09/1998                                 5,455,000      5,419,543
Union Pacific Corporation
  6.070% 4/30/1998                                 2,275,000      2,230,255
UOP
  5.850% 1/22/1998                                 6,525,000      6,502,733
UOP
  6.200% 2/04/1998                                 2,890,000      2,873,077
                                                               -------------

TOTAL SHORT-TERM
INVESTMENTS                                                     189,433,854
                                                               =============
(Cost $189,418,921)

TOTAL INVESTMENTS -- 100.7%                                     660,409,911
(Cost $521,248,374)+

Other Assets/
(Liabilities) - (0.7%)                                          (4,796,780)
                                                               -------------
NET ASSETS -- 100.0%                                           $655,613,131
                                                               =============

Notes to Portfolio of Investments
+ Aggregate cost for Federal tax purposes (Note 7)

144A: Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Financial Statements
--------------------------------------------------------------------------------


Statement of Assets and Liabilities


                                                                    December 31, 1997
                                                                    -----------------
Assets:
   Investments, at value (cost $331,829,453) (Note 2) ............  $     470,976,057
   Short-term investments, at value (cost $189,418,921) (Note 2) .        189,433,854
                                                                    -----------------
     Total Investments ...........................................        660,409,911
   Cash ..........................................................              1,001
   Receivables from:
    Investments sold .............................................          1,709,145
    Fund shares sold .............................................          1,081,911
    Interest and dividends .......................................          2,153,880
                                                                    -----------------
      Total assets ...............................................        665,355,848
                                                                    -----------------
Liabilities:
   Payables for:
    Investments purchased ........................................          1,385,886
    Fund shares redeemed .........................................          8,018,295
    Directors' fees and expenses (Note 3) ........................              5,867
    Affiliates (Note 3):
      Investment management fees .................................            271,183
      Administration fees ........................................             47,263
      Service and distribution fees ..............................                312
   Accrued expenses and other liabilities ........................             13,911
                                                                    -----------------
      Total liabilities ..........................................          9,742,717
                                                                    -----------------
   Net assets ....................................................  $     655,613,131
                                                                    =================
Net assets consist of:
   Paid-in capital ...............................................  $     510,255,546
   Accumulated net realized gain on investments ..................          6,196,048
   Net unrealized appreciation on investments
      and forward commitments ....................................        139,161,537
                                                                    -----------------
                                                                    $     655,613,131
                                                                    =================
Net assets:
   Class 1 .......................................................  $         156,975
                                                                    =================
   Class 2 .......................................................  $         159,724
                                                                    =================
   Class 3 .......................................................  $         161,227
                                                                    =================
   Class S .......................................................  $     655,135,205
                                                                    =================
Shares outstanding:
   Class 1 .......................................................             11,560
                                                                    =================
   Class 2 .......................................................             11,735
                                                                    =================
   Class 3 .......................................................             11,820
                                                                    =================
   Class S .......................................................         48,223,502
                                                                    =================
Net asset value, offering price and
redemption price per share:
   Class 1 .......................................................  $           13.58
                                                                    =================
   Class 2 .......................................................  $           13.61
                                                                    =================
   Class 3 .......................................................  $           13.64
                                                                    =================
   Class S .......................................................  $           13.59
                                                                    =================


The accompanying notes are an integral part of the financial statements.     41

--------------------------------------------------------------------------------
MassMutual Balanced Fund - Financial Statements (Continued)
--------------------------------------------------------------------------------

Statement of Operations

                                                                       Year ended
                                                                    December 31, 1997
                                                                    -----------------
Investment income:
   Interest ......................................................  $      18,009,660
   Dividends .....................................................          7,554,347
                                                                    -----------------
     Total investment income .....................................         25,564,007
                                                                    -----------------

Expenses (Note 1):
   Investment management fees (Note 3) ...........................          2,799,328
   Custody fees ..................................................             66,289
   Audit and legal fees ..........................................             14,611
   Directors' fees (Note 3) ......................................             21,362
   Fees waived by the investment manager (Note 3) ................            (74,994)
                                                                    -----------------
                                                                            2,826,596
   Administration fees (Note 3):
     Class 1 .....................................................                832
     Class 2 .....................................................                770
     Class 3 .....................................................                482
     Class S .....................................................            525,386
   Distribution and service fees (Note 3):
     Class 1 .....................................................                947
     Class 2 .....................................................                222
                                                                    -----------------
       Net expenses ..............................................          3,355,235
                                                                    -----------------
       Net investment income .....................................         22,208,772
                                                                    -----------------

Realized and unrealized gain (loss):
   Net realized gain on investment transactions and
     forward commitments..........................................         30,475,696
   Net change in unrealized appreciation (depreciation) on
     investments and forward commitments .........................         53,068,589
                                                                    -----------------
       Net realized and unrealized gain ..........................         83,544,285
                                                                    -----------------
   Net increase in net assets resulting from operations ..........  $     105,753,057
                                                                    =================

42      The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

                                                                                          Year ended                  Year ended
                                                                                       December 31, 1997           December 31, 1996
                                                                                       -----------------           -----------------
Increase(Decrease) in Net Assets:
Operations:
  Net investment income ....................................................           $     22,208,772            $     19,347,629
  Net realized gain on investment transactions
    and forward commitments ................................................                 30,475,696                   8,885,806
  Net change in unrealized appreciation (depreciation) on
    investments and forward commitments ....................................                 53,068,589                  33,108,845
                                                                                       ----------------            ----------------
    Net increase in net assets resulting from operations ...................                105,753,057                  61,342,280
                                                                                       ----------------            ----------------

Distributions to shareholders (Note 2):
  From net investment income:
  Class 1 ..................................................................                     (3,540)                     (3,204)
  Class 2 ..................................................................                     (4,381)                     (4,068)
  Class 3 ..................................................................                     (4,913)                     (4,538)
  Class S ..................................................................                (22,163,635)                (19,441,756)
                                                                                       ----------------            ----------------
    Total distributions from net investment income .........................                (22,176,469)                (19,453,566)
                                                                                       ----------------            ----------------
  From net realized gains:
  Class 1 ..................................................................                     (6,158)                     (1,969)
  Class 2 ..................................................................                     (6,204)                     (1,970)
  Class 3 ..................................................................                     (6,230)                     (1,972)
  Class S ..................................................................                (26,240,454)                 (7,883,759)
                                                                                       ----------------            ----------------
    Total distributions from net realized gains ............................                (26,259,046)                 (7,889,670)
                                                                                       ----------------            ----------------

Net fund share transactions (Note 5):
  Class 1 ..................................................................                      9,696                     (49,367)
  Class 2 ..................................................................                     10,600                       6,038
  Class 3 ..................................................................                     11,159                       6,510
  Class S ..................................................................                 34,578,286                  72,536,092
                                                                                       ----------------            ----------------
    Increase in net assets from net fund share transactions ................                 34,609,741                  72,499,273
                                                                                       ----------------            ----------------
  Total increase in net assets .............................................                 91,927,283                 106,498,317

Net assets:
  Beginning of period ......................................................                563,685,848                 457,187,531
                                                                                       ----------------            ----------------
  End of period (including undistributed net investment income
  of $0 and $26,102, respectively) .........................................           $    655,613,131            $    563,685,848
                                                                                       ================            ================

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                                 Class 1
                                                                                                 -------
                                                                         Year ended    Year ended     Year ended    Period ended
                                                                          12/31/97      12/31/96       12/31/95      12/31/94**
                                                                          ---------     ---------      ---------      ---------
Net asset value, beginning of period                                      $  12.35      $  11.50       $   9.94       $  10.00
                                                                          ---------     ---------      ---------      ---------
Income (loss) from investment operations
  Net investment income                                                       0.33          0.34           0.28           0.06
  Net realized and unrealized gain (loss) on investments                      1.80          1.01           1.70          (0.06)
                                                                          ---------     ---------      ---------      ---------
  Total income (loss) from investment operations                              2.13          1.35           1.98            -
                                                                          ---------     ---------      ---------      ---------
Less distributions to shareholders:
  From net investment income                                                 (0.33)        (0.31)         (0.33)         (0.06)
  From net realized gains                                                    (0.57)        (0.19)         (0.09)            --
                                                                          ---------     ---------      ---------      ---------
    Total distributions                                                      (0.90)        (0.50)         (0.42)         (0.06)
                                                                          ---------     ---------      ---------      ---------
Net asset value, end of period                                            $  13.58      $  12.35       $  11.50       $   9.94
                                                                          =========     =========      =========      =========
Total Return                                                                 17.28%        11.67%         19.92%          0.00%

Ratios / Supplemental Data:
  Net assets, end of period (000s)                                            $157          $134           $173           $100
   Net expenses to average daily net assets#                                  1.68%         1.65%          1.65%          1.65%*
   Net investment income to average daily net assets                          2.43%         2.71%          3.03%          3.39%*
   Portfolio turnover rate                                                      28%           26%            23%             2%
   Average broker commission rate (a)                                     $ 0.0579      $ 0.0594            N/A            N/A

    #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
     Without this partial waiver of fees by MassMutual, the ratio
     of expenses to average daily net assets would have been:                 1.69%         1.69%          1.69%          1.71%*


                                                                                                 Class 2
                                                                                                 -------
                                                                         Year ended    Year ended     Year ended    Period ended
                                                                          12/31/97      12/31/96       12/31/95      12/31/94**
                                                                          ---------     ---------      ---------      ---------
Net asset value, beginning of period                                      $  12.37      $  11.53       $   9.95       $  10.00
                                                                          ---------     ---------      ---------      ---------
Income (loss) from investment operations:
  Net investment income                                                       0.40          0.39           0.39           0.06
  Net realized and unrealized gain (loss) on investments                      1.81          1.03           1.65          (0.04)
                                                                          ---------     ---------      ---------      ---------
    Total income (loss) from investment operations                            2.21          1.42           2.04           0.02
                                                                          ---------     ---------      ---------      ---------
Less distributions to shareholders:
  From net investment income                                                 (0.40)        (0.39)         (0.37)         (0.07)
  From net realized gains                                                    (0.57)        (0.19)         (0.09)            --
                                                                          ---------     ---------      ---------      ---------
    Total distributions                                                      (0.97)        (0.58)         (0.46)         (0.07)
                                                                          ---------     ---------      ---------      ---------
  Net asset value, end of period                                          $  13.61      $  12.37       $  11.53       $   9.95
                                                                          =========     =========      =========      =========
  Total Return                                                               17.93%        12.25%         20.50%          0.17%


  Ratios / Supplemental Data:
   Net assets, end of period (000s)                                           $160          $135           $121           $100
   Net expenses to average daily net assets#                                  1.12%         1.10%          1.10%          1.10%*
   Net investment income to average daily net assets                          2.99%         3.23%          3.60%          3.94%*
   Portfolio turnover rate                                                      28%           26%            23%             2%
   Average broker commission rate (a)                                     $ 0.0579      $ 0.0594            N/A            N/A

    #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
     Without this partial waiver of fees by MassMutual, the ratio
     of expenses to average daily net assets would have been:                 1.14%         1.14%          1.14%          1.16%*

*   Annualized
** For the period from October 3, 1994 (commencement of operations) through December 31, 1994.
(a) Average commission rate paid is computed by dividing the total amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Balanced Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                                Class 3
                                                                                                -------
                                                                         Year ended    Year ended     Year ended    Period ended
                                                                          12/31/97      12/31/96       12/31/95      12/31/94**
                                                                          ---------     ---------      ---------     ----------
Net asset value, beginning of period                                      $  12.39      $  11.55       $   9.96       $  10.00
                                                                          ---------     ---------      ---------      ---------
Income (loss) from investment operations:
  Net investment income                                                       0.45          0.44           0.43           0.07
  Net realized and unrealized gain (loss) on investments                      1.82          1.02           1.66          (0.04)
                                                                          ---------     ---------      ---------      ---------
    Total income (loss) from investment operations                            2.27          1.46           2.09           0.03
                                                                          ---------     ---------      ---------      ---------
Less distributions to shareholders:
  From net investment income                                                 (0.45)        (0.43)         (0.41)         (0.07)
  From net realized gains                                                    (0.57)        (0.19)         (0.09)            --
                                                                          ---------     ---------      ---------      ---------
    Total distributions                                                      (1.02)        (0.62)         (0.50)         (0.07)
                                                                          ---------     ---------      ---------      ---------
Net asset value, end of period                                            $  13.64      $  12.39       $  11.55       $   9.96
                                                                          =========     =========      =========      =========
Total Return                                                                 18.37%        12.61%         20.96%          0.28%

Ratios / Supplemental Data:
  Net assets, end of period (000s)                                            $161          $136           $121           $100
  Net expenses to average daily net assets#                                   0.78%         0.75%          0.75%          0.75%*
  Net investment income to average daily net assets                           3.33%         3.60%          3.94%          4.32%*
  Portfolio turnover rate                                                       28%           26%            23%             2%
  Average broker commission rate (a)                                      $ 0.0579     $  0.0594            N/A            N/A

   #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
    Without this partial waiver of fees by MassMutual, the ratio
    of expenses to average daily net assets would have been:                  0.79%         0.79%          0.79%          0.81%*


                                                                                               Class S (1)
                                                                                               -----------
                                                                         Year ended    Year ended     Year ended    Period ended
                                                                          12/31/97      12/31/96       12/31/95      12/31/94**
                                                                          ---------     ---------      ---------     ----------
Net asset value, beginning of period                                      $  12.34      $  11.51       $   9.92       $  10.00
                                                                          ---------     ---------      ---------      ---------
Income (loss) from investment operations:
  Net investment income                                                       0.48          0.46           0.44           0.11
  Net realized and unrealized gain (loss) on investments                      1.82          1.02           1.68          (0.08)
                                                                          ---------     ---------      ---------      ---------
    Total income (loss) from investment operations                            2.30          1.48           2.12           0.03
                                                                          ---------     ---------      ---------      ---------
Less distributions to shareholders:
  From net investment income                                                 (0.48)        (0.46)         (0.44)         (0.11)
  From net realized gains                                                    (0.57)        (0.19)         (0.09)            --
                                                                          ---------     ---------      ---------      ---------
    Total distributions                                                      (1.05)        (0.65)         (0.53)         (0.11)
                                                                          ---------     ---------      ---------      ---------
Net asset value, end of period                                            $  13.59      $  12.34       $  11.51       $   9.92
                                                                          =========     =========      =========      =========
Total Return@                                                                18.72%        12.83%         21.31%          0.29%

Ratios / Supplemental Data:
  Net assets, end of period (000s)                                        $655,135      $563,280       $456,773       $349,688
  Net expenses to average daily net assets#                                 0.5389%       0.5120%        0.5120%        0.5120%*
  Net investment income to average daily net assets                           3.57%         3.83%          4.18%          4.29%*
  Portfolio turnover rate                                                       28%           26%            23%             2%
  Average broker commission rate (a)                                      $ 0.0579      $ 0.0594            N/A            N/A

   #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
    Without this partial waiver of fees by MassMutual, the ratio
    of expenses to average daily net assets would have been:                0.5510%       0.5522%        0.5514%        0.5650%*

*   Annualized
** For the period from October 3, 1994 (commencement of operations) through December 31, 1994.
(a) Average commission rate paid is computed by dividing the total amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(1) Class S shares were previously designated as Class 4 shares.
 @ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Value Equity Fund -- Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment       The objective and policies of the Fund are to:
objective and policies        . achieve long-term growth of capital and income
for the MassMutual            . invest primarily in a diversified portfolio of
Value Equity Fund?              equity securities of larger, well established
                                companies (generally companies with market capitalization over $2.0 billion)
                              . utilize a value-oriented strategy in making
                                investment decisions
                              . utilize fundamental analysis to identify
                                companies which
                                - are of high investment quality
                                - offer above-average dividend growth potential
                                - are attractively valued in the marketplace

How did the Fund              The Fund did quite well over the year, however the
perform over the past         Fund lagged the performance of the S&P 500 index,
year?                         which turned in an exceptional gain of 33.37%,
                              over 30% for the second time in the past three years. The S&P 500 has changed in composition over the past several years, with a much higher component of technology stocks and large capitalization growth stocks which strongly influence the performance of the index. The past year saw strong gains in these groups, causing the index to exceed the results of most active managers. As a value manager, we consider many of these favored companies as too expensive, with price-earning's ratios at substantial premiums to the average stock. Such high valuations represent risk to investors in the event that the companies fall short of expectations. Our focus on high quality companies selling at more modest valuations should enable the Fund to compare well with index returns over the full market cycle.

How did the stock             The market has been remarkably strong over the
market perform over the       past three years -- in fact we haven't had three
course of the year?           consecutive years this buoyant in decades. This
                              hospitable market environment benefited from a continued economic expansion without the obvious excesses of past cycles, stable to declining interest rates, high labor productivity, healthy corporate profits, and a clear focus on shareholder value on the part of corporate boards and management.

                              On closer inspection, the first quarter of the year was somewhat weak due to an increase in interest rates. From there, the market came roaring back in the second quarter and through September. Problems in Asian markets caused a difficult October, including a sharp one-day selloff that interrupted trading. The market recovered after October, showed strength in December and finished the year close to the all-time high. Still, the perception of increased risk and volatility is now firmly in place.

How did your strategy         Our healthcare holdings were among our best
work during this              performers for the year. Bristol-Myers, our
environment?                  largest single holding, doubled the performance of
                              the broad market for the period. It's excellent product pipeline and aggressive marketing program are increasingly recognized by investors and suggest a favorable outlook for the coming year, as well.

                              The financial stocks in the portfolio achieved outstanding gains throughout the year. CoreStates Financial, the leading bank in the Philadelphia area, agreed to be acquired by First Union, and the Fund's holdings benefited accordingly. Other large gainers included Bank of New York, Comerica, and Norwest, all of which showed appreciation of 70% or more.

                              A conservative investment approach like ours can lag more aggressive styles in a powerful bull market, we held up better than most during the challenges of the fourth quarter. Some of our best performers during that period were electric utilities and telephone companies, two groups which did not participate earlier in the year. Their stable, domestically based earnings and ample dividends were appealing as the Asian situation unfolded. Pinnacle West, which serves the Phoenix area, was purchased mid-year, and performed well for the Fund.

--------------------------------------------------------------------------------
MassMutual Value Equity -- Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

How are you currently         We think selectivity will be the key to this
positioning the               year's market. In general, we're looking for
portfolio?                    companies with stable earnings streams, little or
                              no exposure to Asia, and little import
                              competition. Market valuation continues to be high, but low interest rates and declining inflation are encouraging signs. Growth in the economy and corporate profits are likely to be substantially lower than in recent years, and we have reduced our expectations accordingly. On the negative side, this country's competitive position has been weakened by the strong dollar, and import competition is likely to be fierce. This represents an unusually challenging period for capital equipment and commodity basic materials.
                              Our emphasis will be on value added products which can retain their share of market.

                              Insurance companies may be particularly well positioned, as declining interest rates increase the value of their bond holdings. American General, a well-capitalized insurer with a focused management team, is a recent addition to the portfolio. Finally, well managed specialty chemical companies such as Air Products, a producer of industrial gases, and Englehard Corp., whose catalysts provide solutions to air quality problems, offer opportunity for the Fund.

What is your outlook as       We expect the coming year's market to be
we enter into 1998?           challenging. There is still a fair amount of risk
                              from the unfolding Asian financial situation, and market valuation continues to be high. Balancing these negatives is the fact that we can still find individual stocks offering both high quality and valuations which suggest sound returns over the long term. As always, we will focus on well financed companies with competitive advantages that can grow earnings at an attractive rate in the future. This strategy has generated strong returns with low volatility in the past and we expect continued success in the future.

--------------------------------------------------------------------------------
MassMutual Value Equity Fund -- Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------


 -------------------------------------------------------------------------------
 Growth of a $10,000 Investment

 Hypothetical Investments in MassMutual Value Equity Fund Classes 1, 2, 3 and S and the Standard & Poor's 500 Composite Index

 ---------------------------------------------------------------------------
 MassMutual Value Equity Fund
 Total Return                     One Year               Average Annual
                                  1/1/97 - 12/31/97      10/3/94 - 12/31/97
 Class 1                               27.56%                  23.09%
 Class 2                               28.34%                  23.80%
 Class 3                               28.71%                  24.21%
 Class S                               29.01%                  24.51%
 ---------------------------------------------------------------------------
 Standard & Poor's                     33.37%                  28.44%
 500 Composite Index
 ---------------------------------------------------------------------------
 Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Standard & Poor's 500 Composite Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

                GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                           [LINE CHART APPEARS HERE]

                                                                      S&P 500
              Class 1       Class 2       Class 3       Class S        Index
              -------       -------       -------       -------       -------
10/3/94        10,000        10,000        10,000        10,000        10,000
12/94           9,961         9,978         9,982         9,990         9,998
6/95           11,507        11,566        11,590        11,613        12,019
12/95          12,959        13,052        13,106        13,141        13,756
6/96           13,995        14,135        14,213        14,276        15,144
12/96          15,399        15,591        15,716        15,802        16,915
6/97           17,862        18,144        18,319        18,435        20,401
12/97          19,643        20,009        20,228        20,386        22,559

---------------------------------------------
 MassMutual Value Equity Fund
 Largest Stock Holdings (12/31/97)
---------------------------------------------

 Bristol-Myers Squibb Company
 General Electric Company
 Albertson's, Inc.
 Bank of New York Company, Incorporated
 Hewlett-Packard Company
 International Business Machines Corporation
 Goodyear Tire & Rubber Company
 Kimberly-Clark Corporation
 Marsh & McLennan Companies, Inc.
 MBIA, Inc.
---------------------------------------------

--------------------------------------------------------------------------------
MassMutual Value Equity Fund -- Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997

                        Number of
                          Shares   Market Value
                          ------   ------------

EQUITIES -- 97.1%

Aerospace & Defense -- 3.0%
Raytheon Company
  Class A                283,000   $ 13,955,438
Raytheon Company
  Class B                772,000     38,986,000
TRW Inc.                 829,800     44,290,575
                                   ------------
                                     97,232,013
                                   ============

Apparel, Textiles & Shoes -- 1.0%
VF Corporation           730,000     33,534,375
                                   ============

Automotive & Parts -- 4.7%
Ford Motor Company       945,300     46,024,294
Genuine Parts
  Company              1,290,000     43,779,375
Goodyear Tire &
  Rubber Company         955,000     60,761,875
                                   ------------
                                    150,565,544
                                   ============

Banking, Savings & Loans -- 7.5%
The Bank of New
  York Company,
  Incorporated         1,140,000     65,906,250
Comerica, Incorporated   450,000     40,612,500
CoreStates Financial
  Corp.                  392,000     31,384,500
Norwest Corporation      970,000     37,466,250
Pacific Century
  Financial Corporation  979,400     24,240,150
Wachovia Corp.           494,000     40,075,750
                                   ------------
                                    239,685,400
                                   ============

Beverages -- 1.2%
Brown-Forman
  Corporation (Class B)  682,600     37,713,650
                                   ============

Chemicals -- 5.6%
Air Products and
  Chemicals, Inc.        303,600     24,971,100
Engelhard Corporation  1,179,500     20,493,813
E. I. du Pont de
  Nemours and Company    550,000     33,034,375
The Lubrizol
  Corporation            571,200     21,063,000
Nalco Chemical
  Company                797,400     31,547,138
Rohm & Haas
  Company                503,000     48,162,240
                                   ------------
                                    179,271,666
                                   ============

Commercial Services -- 0.8%
Pinnacle West Capital
  Corporation            636,868     26,987,282
                                   ============

Computers & Office Equipment -- 8.5%
Electronic Data
  Systems Corporation    930,000     40,861,875
Hewlett-Packard
  Company              1,020,000     63,750,000
International Business
  Machines Corporation   582,000     60,855,375
Pitney Bowes, Inc.       542,000     48,746,125
Xerox Corporation        723,000     53,366,438
                                   ------------
                                    267,579,813
                                   ============

Containers -- 0.9%
Temple-Inland, Inc.      525,000     27,464,063
                                   ============

Cosmetics & Personal Care -- 1.9%
Kimberly-Clark
  Corporation          1,231,000     60,703,688
                                   ============

Drugs -- 0.9%
Pharmacia & Upjohn,
  Inc.                   792,000     29,007,000
                                   ============

Electric Utilities -- 1.0%
SCANA Corporation      1,090,600     32,649,838
                                   ============

Electrical Equipment & Electronics -- 6.6%
AMP, Incorporated      1,213,000     50,946,000
General Electric
  Company              1,035,000     75,943,125
Honeywell Inc.           630,000     43,155,000
Hubbell, Incorporated
  (Class B)              846,471     41,741,621
                                   ------------
                                    211,785,746
                                   ============

Energy -- 5.9%
Amoco Corporation        615,000     52,351,875
Kerr-McGee
  Corporation            360,000     22,792,500
Mobil Corporation        580,000     41,868,750
Teco Energy, Inc.      1,000,000     28,125,000
Unocal Corporation     1,090,000     42,305,625
                                   ------------
                                    187,443,750
                                   ============
Financial Services -- 1.3%
American Express
  Company                470,000     41,947,500
                                   ============

Foods -- 3.8%
Archer-Daniels-Midland
  Company              1,489,005     32,292,796
ConAgra, Inc.          1,226,000     40,228,125
CPC International, Inc.  462,500     49,834,375
                                   ------------
                                    122,355,296
                                   ============

Forest Products & Paper -- 1.9%
Westvaco Corporation     855,000     26,879,063
Weyerhaeuser Company     721,900     35,418,219
                                   ------------
                                     62,297,282
                                   ============

Hardware & Tools -- 0.9%
The Stanley Works        639,000     30,152,813
                                   ============
Healthcare -- 6.2%
Becton, Dickinson and
  Company                922,800     46,140,000
Bristol-Myers Squibb
  Company              1,025,000     96,990,625
Schering-Plough Corp.    907,200     56,359,800
                                   ------------
                                    199,490,425
                                   ============

                                                                     (Continued)


The accompanying notes are an integral part of the financial statements.     49

--------------------------------------------------------------------------------
MassMutual Value Equity Fund - Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                        Number of
                         Shares   Market Value
                         ------   ------------
Industrial Distribution -- 1.2%
W.W. Grainger, Inc.      400,000 $   38,875,000
                                 ==============

Industrial Transportation -- 2.6%
Burlington Northern
 Santa Fe Corp.          432,200     40,167,588
Norfolk Southern
 Corporation           1,390,200     42,835,538
                                 --------------
                                     83,003,126
                                 ==============

Insurance -- 7.4%
American General
 Corporation             585,000     31,626,563
Jefferson-Pilot
 Corporation             337,000     26,243,875
Marsh & McLennan
 Companies, Inc.         809,800     60,380,713
MBIA, Inc.               870,000     58,126,875
SAFECO Corporation     1,140,000     55,575,000
                                 --------------
                                    231,953,026
                                 ==============

Machinery & Components -- 1.7%
Dover Corporation      1,080,000     39,015,000
Parker-Hannifin
 Corporation             317,000     14,542,375
                                 --------------
                                     53,557,375
                                 ==============

Manufacturing -- 1.5%
Armstrong World
 Industries, Inc.        515,000     38,496,250
Pall Corporation         426,200      8,817,013
                                 --------------
                                     47,313,263
                                 ==============

Miscellaneous -- 1.5%
Harsco Corporation       600,000     25,875,000
Minnesota Mining &
 Manufacturing
 Company                 279,700     22,952,881
                                 --------------
                                     48,827,881
                                 ==============
Oil & Gas -- 1.8%
ENI SPA, Sponsored
 ADR                     464,200     26,488,413
Occidental Petroleum
 Corporation           1,067,000     31,276,438
                                 --------------
                                     57,764,851
                                 ==============

Photography -- 0.9%
Eastman Kodak
 Company                 496,300     30,181,244
                                 ==============

Publishing & Printing -- 2.4%
The McGraw-Hill
 Companies, Inc.         740,000     54,760,000
R.R. Donnelley & Sons
 Company                 630,000     23,467,500
                                 --------------
                                     78,227,500
                                 ==============

Retail -- 2.7%
The May Department
 Stores Company          825,000     43,467,188
Sears Roebuck and Co.    973,100     44,032,775
                                 --------------
                                     87,499,963
                                 ==============

Retail-Grocery -- 3.1%
Albertson's, Inc.      1,414,000     66,988,250
American Stores
 Company               1,531,600     31,493,525
                                 --------------
                                     98,481,775
                                 ==============

Telecommunications -- 1.6%
GTE Corporation          965,800     50,463,050
                                 ==============

Telephone Utilities -- 2.7%
Ameritech Corporation    372,000     29,946,000
Frontier Corporation   1,319,000     31,738,438
Southern New England
 Telecommunications
 Corporation             480,400     24,170,125
                                 --------------
                                     85,854,563
                                 ==============

Tobacco -- 2.4%
Fortune Brands, Inc.     961,300     35,628,181
UST Inc.               1,126,800     41,621,175
                                 --------------
                                     77,249,356
                                 ==============
TOTAL EQUITIES                    3,107,119,117
                                 ==============
(Cost $1,987,657,293)


                        Principal
                         Amount     Market Value
                         ------     ------------

SHORT-TERM INVESTMENTS -- 2.8%
Commercial Paper
Abbott Laboratories
 5.950% 1/13/1998    $ 4,000,000     $3,992,067
Abbott Laboratories
 6.000% 1/09/1998      7,000,000      6,990,665
AlliedSignal Inc.
 5.550% 6/12/1998      5,000,000      4,866,125
AT&T Corp.
 5.690% 2/02/1998      7,690,000      7,651,106
Caterpillar Financial
 Services Corp.
 5.520% 4/22/1998      3,000,000      2,944,963
Caterpillar Financial
 Services Corp.
 5.550% 4/24/1998      5,000,000      4,906,618
Coca-Cola Company,
 The
 5.660% 2/02/1998     10,000,000      9,949,689
Eastman Kodak
 Company
 5.950% 1/15/1998      2,983,000      2,976,098
Ford Motor Credit
 Company
 5.520% 4/20/1998      5,000,000      4,909,924
IBM Credit
 Corporation
 5.720% 2/11/1998      3,389,000      3,366,922
Motorola, Inc.
 5.700% 2/06/1998      8,694,000      8,644,444
Procter & Gamble
 Company, The
 5.550% 4/14/1998      7,000,000      6,880,835
Procter & Gamble
 Company, The
 5.600% 4/14/1998      5,000,000      4,914,882
Sara Lee Corporation
 6.000% 1/07/1998     11,000,000     10,989,000
Walt Disney Company,
 The
 5.550% 4/08/1998      5,000,000      4,919,840
                                 --------------

TOTAL SHORT-TERM
INVESTMENTS                          88,903,178
                                 ==============
(Cost $88,947,350)

TOTAL INVESTMENTS -- 99.9%        3,196,022,295
(Cost $2,076,604,643)+

Other Assets/
(Liabilities) - 0.1%                  2,422,343
                                 ==============

NET ASSETS -- 100.0%             $3,198,444,638
                                 ==============


Notes to Portfolio of Investments
+ Aggregate cost for Federal tax purposes (Note 7)


50 The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Value Equity Fund -- Financial Statements
--------------------------------------------------------------------------------

Statement of Assets and Liabilities

                                                                                             December 31, 1997
                                                                                             -----------------
Assets:
  Investments, at value (cost $1,987,657,293) (Note 2) .................................     $   3,107,119,117
  Short-term investments, at value (cost $88,947,350) (Note 2) .........................            88,903,178
                                                                                             -----------------
    Total Investments ..................................................................         3,196,022,295
  Cash .................................................................................                 5,510
  Receivables from:
    Investments sold ...................................................................            14,276,512
    Fund shares sold ...................................................................             5,721,246
    Interest and dividends .............................................................             5,967,211
                                                                                             -----------------
      Total assets .....................................................................         3,221,992,774
                                                                                             -----------------

Liabilities:
  Payables for:
    Investments purchased ..............................................................            11,451,815
    Fund shares redeemed ...............................................................            10,503,639
    Directors' fees and expenses (Note 3) ..............................................                 5,866
    Affiliates (Note 3):
      Investment management fees .......................................................             1,298,717
      Administration fees ..............................................................               226,696
      Service and distribution fees ....................................................                   387
  Accrued expenses and other liabilities ...............................................                61,016
                                                                                             -----------------
      Total liabilities ................................................................            23,548,136
                                                                                             -----------------
  Net assets ...........................................................................     $   3,198,444,638
                                                                                             =================

Net assets consist of:
  Paid-in capital ......................................................................     $   2,027,869,764
  Undistributed net investment income ..................................................             1,297,337
  Accumulated net realized gain on investments .........................................            49,859,885
  Net unrealized appreciation on investments ...........................................         1,119,417,652
                                                                                             -----------------
                                                                                             $   3,198,444,638
                                                                                             =================
Net assets:
  Class 1 .............................................................................      $         196,012
                                                                                             =================
  Class 2 .............................................................................      $         199,451
                                                                                             =================
  Class 3 .............................................................................      $         201,310
                                                                                             =================
  Class S .............................................................................      $   3,197,847,865
                                                                                             =================
Shares outstanding:
  Class 1 .............................................................................                 11,555
                                                                                             =================
  Class 2 .............................................................................                 11,719
                                                                                             =================
  Class 3 .............................................................................                 11,813
                                                                                             =================
  Class S .............................................................................            188,089,578
                                                                                             =================

Net asset value, offering price and redemption price per share:
  Class 1 .............................................................................      $           16.96
                                                                                             =================
  Class 2 .............................................................................      $           17.02
                                                                                             =================
  Class 3 .............................................................................      $           17.04
                                                                                             =================
  Class S .............................................................................      $           17.00
                                                                                             =================

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Value Equity Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Statement of Operations

                                                                 Year ended
                                                              December 31, 1997
                                                              -----------------
Investment income:
    Dividends ................................................ $  63,147,354
    Interest .................................................     7,971,314
                                                               -------------
      Total investment income ................................    71,118,668
                                                               -------------
Expenses (Note 1):
    Investment management fees (Note 3) ......................    13,063,454
    Custody fees .............................................       257,635
    Audit and legal fees .....................................        67,121
    Directors' fees (Note 3) .................................        21,361
    Fees waived by the investment manager (Note 3) ...........      (391,015)
                                                               -------------
                                                                  13,018,556
    Administration fees (Note 3):
      Class 1 ................................................         1,025
      Class 2 ................................................           951
      Class 3 ................................................           602
      Class S ................................................     2,592,022
    Distribution and service fees (Note 3):
      Class 1 ................................................         1,146
      Class 2 ................................................           268
                                                               -------------
       Net expenses ..........................................    15,614,570
                                                               -------------
       Net investment income .................................    55,504,098
                                                               -------------
Realized and unrealized gain (loss):
  Net realized gain on investment transactions ...............   263,910,119
  Net change in unrealized appreciation (depreciation)
    on investments ...........................................   407,559,726
                                                               -------------
       Net realized and unrealized gain ......................   671,469,845
                                                               -------------
  Net increase in net assets resulting from operations ....... $ 726,973,943
                                                               =============

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Value Equity Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------


Statements of Changes in Net Assets

                                                                          Year ended           Year ended
                                                                       December 31, 1997    December 31, 1996
                                                                       -----------------    -----------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income .............................................   $    55,504,098      $    55,712,269
  Net realized gain on investment transactions ......................       263,910,119           74,040,546
  Net change in unrealized appreciation (depreciation)
   on investments ...................................................       407,559,726          296,454,766
                                                                        ---------------      ---------------
   Net increase in net assets resulting from operations .............       726,973,943          426,207,581
                                                                        ---------------      ---------------

Distributions to shareholders (Note 2):
   From net investment income:
   Class 1 ..........................................................            (1,299)              (1,849)
   Class 2 ..........................................................            (2,285)              (2,628)
   Class 3 ..........................................................            (2,920)              (3,152)
   Class S ..........................................................       (54,611,119)         (55,920,646)
                                                                        ---------------      ---------------
    Total distributions from net investment income ..................       (54,617,623)         (55,928,275)
                                                                        ---------------      ---------------
   From net realized gains:
   Class 1 ..........................................................           (13,946)              (4,035)
   Class 2 ..........................................................           (14,077)              (4,054)
   Class 3 ..........................................................           (14,146)              (4,061)
   Class S ..........................................................      (228,186,420)         (64,653,761)
                                                                        ---------------      ---------------
    Total distributions from net realized gains .....................      (228,228,589)         (64,665,911)
                                                                        ---------------      ---------------

Net fund share transactions (Note 5):
   Class 1 ..........................................................            15,245                5,884
   Class 2 ..........................................................            16,362                6,682
   Class 3 ..........................................................            17,066                7,213
   Class S ..........................................................       268,059,999           54,936,919
                                                                        ---------------      ---------------
    Increase in net assets from net fund share transactions .........       268,108,672           54,956,698
                                                                        ---------------      ---------------
   Total increase in net assets .....................................       712,236,403          360,570,093

Net assets:
   Beginning of period ..............................................     2,486,208,235        2,125,638,142
                                                                        ---------------      ---------------
   End of period (including undistributed net investment income
    of $1,297,337 and $410,862, respectively) .......................   $ 3,198,444,638      $ 2,486,208,235
                                                                        ===============      ===============

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Value Equity Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                                 Class 1
                                                                                                 -------
                                                                         Year ended    Year ended     Year ended    Period ended
                                                                          12/31/97      12/31/96       12/31/95       12/31/94**
                                                                          --------      --------       --------       ----------
Net asset value, beginning of period                                      $  14.44      $  12.63       $   9.92       $  10.00
                                                                          --------      --------       --------       ----------
Income (loss) from investment operations:
  Net investment income                                                       0.13          0.17           0.18           0.04
  Net realized and unrealized gain (loss) on investments                      3.81          2.21           2.81          (0.08)
                                                                          --------      --------       --------       ----------
    Total income (loss) from investment operations                            3.94          2.38           2.99          (0.04)
                                                                          --------      --------       --------       ----------
Less distributions to shareholders:
  From net investment income                                                 (0.12)        (0.18)         (0.18)         (0.04)
  From net realized gains                                                    (1.30)        (0.39)         (0.10)            --
                                                                          --------      --------       --------       ----------
    Total distributions                                                      (1.42)        (0.57)         (0.28)         (0.04)
                                                                          --------      --------       --------       ----------
Net asset value, end of period                                            $  16.96      $  14.44       $  12.63       $   9.92
                                                                          ========      ========       =======-       ==========
Total Return                                                                 27.56%        18.83%         30.10%         (0.39)%

Ratios / Supplemental Data:
  Net assets, end of period (000s)                                            $196          $154           $129            $99
  Net expenses to average daily net assets#                                   1.68%         1.65%          1.65%          1.65%*
  Net investment income to average daily net assets                           0.77%         1.28%          1.58%          2.31%*
  Portfolio turnover rate                                                       20%           13%            16%             3%
  Average broker commission rate (a)                                      $ 0.0579      $ 0.0585            N/A            N/A

   #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
    Without this partial waiver of fees by MassMutual, the ratio
    of expenses to average daily net assets would have been:                  1.69%         1.69%          1.70%          1.71%*

                                                                                                 Class 2
                                                                                                 -------
                                                                         Year ended    Year ended     Year ended    Period ended
                                                                          12/31/97      12/31/96       12/31/95       12/31/94**
                                                                          --------      --------       --------       ----------
Net asset value, beginning of period                                      $  14.47      $  12.65       $   9.93       $  10.00
                                                                          --------      --------       --------       ----------
Income (loss) from investment operations:
  Net investment income                                                       0.22          0.25           0.24           0.05
  Net realized and unrealized gain (loss) on investments                      3.84          2.22           2.82          (0.07)
                                                                          --------      --------       --------       ----------
    Total income (loss) from investment operations                            4.06          2.47           3.06          (0.02)
                                                                          --------      --------       --------       ----------
Less distributions to shareholders:
  From net investment income                                                 (0.21)        (0.26)         (0.24)         (0.05)
  From net realized gains                                                    (1.30)        (0.39)         (0.10)            --
                                                                          --------      --------       --------       ----------
    Total distributions                                                      (1.51)        (0.65)         (0.34)         (0.05)
                                                                          --------      --------       --------       ----------
Net asset value, end of period                                            $  17.02      $  14.47       $  12.65       $   9.93
                                                                          ========      ========       ========       ==========
Total Return                                                                 28.34%        19.46%         30.80%         (0.22)%
Ratios / Supplemental Data:
  Net assets, end of period (000s)                                            $199          $155           $130            $99
  Net expenses to average daily net assets#                                   1.13%         1.10%          1.10%          1.10%*
  Net investment income to average daily net assets                           1.32%         1.82%          2.13%          2.86%*
  Portfolio turnover rate                                                       20%           13%            16%             3%
  Average broker commission rate (a)                                      $ 0.0579      $ 0.0585            N/A            N/A
   #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
    Without this partial waiver of fees by MassMutual, the ratio
    of expenses to average daily net assets would have been:                  1.14%         1.14%          1.15%          1.16%*

*   Annualized
** For the period from October 3, 1994 (commencement of operations) through December 31, 1994.
(a) Average commission rate paid is computed by dividing the total amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Value Equity Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                            Class 3
                                                                                            -------
                                                                     Year ended    Year ended     Year ended     Period ended
                                                                      12/31/97      12/31/96       12/31/95       12/31/94**
                                                                     ----------    ----------     ----------     ------------
Net asset value, beginning of period                                 $   14.49     $   12.66      $    9.93      $     10.00
                                                                     ----------    ----------     ----------     ------------
Income (loss) from investment operations:
 Net investment income                                                    0.28          0.30           0.28             0.05
 Net realized and unrealized gain (loss) on investments                   3.84          2.23           2.83            (0.07)
                                                                     ----------    ----------     ----------     ------------
  Total income (loss) from investment operations                          4.12          2.53           3.11            (0.02)
                                                                     ----------    ----------     ----------     ------------
Less distributions to shareholders:
 From net investment income                                              (0.27)        (0.31)         (0.28)           (0.05)
 From net realized gains                                                 (1.30)        (0.39)         (0.10)              --
                                                                     ----------    ----------     ----------     ------------
  Total distributions                                                    (1.57)        (0.70)         (0.38)           (0.05)
                                                                     ----------    ----------     ----------     ------------
Net asset value, end of period                                       $   17.04     $   14.49      $   12.66      $      9.93
                                                                     ==========    ==========     ==========     ============
Total Return                                                             28.71%        19.92%         31.30%           (0.18)%

Ratios / Supplemental Data:
 Net assets, end of period (000s)                                         $201          $156           $130              $99
 Net expenses to average daily net assets#                                0.78%         0.75%          0.75%            0.75%*
 Net investment income to average daily net assets                        1.67%         2.17%          2.48%            3.23%*
 Portfolio turnover rate                                                    20%           13%            16%               3%
 Average broker commission rate (a)                                  $  0.0579     $  0.0585            N/A              N/A

  #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
   Without this partial waiver of fees by MassMutual, the ratio
   of expenses to average daily net assets would have been:               0.80%         0.80%          0.80%            0.81%*

                                                                                          Class S(1)
                                                                                          ----------
                                                                     Year ended    Year ended     Year ended     Period ended
                                                                      12/31/97      12/31/96       12/31/95       12/31/94**
                                                                     ----------    ----------     ----------     ------------
Net asset value, beginning of period                                 $   14.46     $   12.63      $    9.91      $     10.00
                                                                    -----------   -----------    -----------    -------------
Income (loss) from investment operations:
 Net investment income                                                    0.32          0.34           0.31             0.08
 Net realized and unrealized gain (loss) on investments                   3.83          2.22           2.82            (0.09)
                                                                    -----------   -----------    -----------    -------------
   Total income (loss) from investment operations                         4.15          2.56           3.13            (0.01)
                                                                    -----------   -----------    -----------    -------------
Less distributions to shareholders:
 From net investment income                                              (0.31)        (0.34)         (0.31)          (0.08)
 From net realized gains                                                 (1.30)        (0.39)         (0.10)              -
                                                                    -----------   -----------    -----------    -------------
  Total distributions                                                    (1.61)        (0.73)         (0.41)          (0.08)
                                                                    -----------   -----------    -----------    -------------
Net asset value, end of period                                      $    17.00    $    14.46     $    12.63     $      9.91
                                                                    ===========   ===========    ===========    =============
Total Return@                                                            29.01%        20.24%         31.54%          (0.10)%

Ratios / Supplemental Data:
 Net assets, end of period (000s)                                   $3,197,848    $2,485,743     $2,125,248      $1,563,563
 Net expenses to average daily net assets#                              0.5378%       0.5067%        0.5067%         0.5067%*
 Net investment income to average daily net assets                        1.91%         2.42%          2.72%           3.20%*
 Portfolio turnover rate                                                    20%           13%            16%              3%
 Average broker commission rate (a)                                 $   0.0579    $   0.0585             N/A             N/A

   #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
   Without this partial waiver of fees by MassMutual, the ratio
   of expenses to average daily net assets would have been:             0.5512%       0.5534%        0.5528%         0.5681%*

 * Annualized
** For the period from October 3, 1994 (commencement of operations) through December 31, 1994. (a)Average commission rate paid is computed by dividing the total amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(1)Class S shares were previously designated as Class 4 shares.
 @ Employee retirement benefit plans that invest plan assets in the Separate
   Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.

The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity -- Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment
objective and policies
for the MassMutual
Small Cap Value Equity
Fund?

  The objective and policies of the Fund are to:

 . achieve long-term growth of capital and income

 . invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalization, at the time of purchase, of $750 million or less)

 . utilize a value-oriented strategy in making investment decisions

 . utilize fundamental analysis to identify companies which

  -are of high investment quality or possess a unique product, market position or operating characteristics

  -offer above-average levels of profitability or superior growth potential

  -are attractively valued in the marketplace


How did the Fund
perform over the past
year?

The Fund performed quite well, turning in the best performance since inception. We finished the year well ahead of the Russell 2000 Index. In fact, due to our success in having located stocks of well-positioned, well-managed small companies when they were selling at what proved to be a discount, the Fund now also surpasses the Russell 2000 on an annualized three-, five-, and ten-year basis.


How did the small cap
stock market change
over the course of the
year?

Although it's been another extremely good year, 1997 was quite a volatile year for the domestic stock market and for smaller stocks in particular. The year started out strong for the small cap market, but took a sharp dip in April fueled by concern over technology stocks and the Federal Reserve's interest rate increase. After that resolved, we saw a strong run until October. Then part way through the fourth quarter, trouble in the Asian markets spilled into the small cap market. This occurred for two reasons. On a macroeconomic level, problems in any of the more speculative areas of the markets tend to cause a general `flight to quality.' This means investors move money indiscriminately to the most stable areas of the market, typically domestic large cap growth companies. On a more rational and localized level, investors became concerned about future profits for domestic technology companies that sell into Asian markets. Though recent volatility wasn't enough to offset performance for the year, both of these elements increased volatility toward year-end.


How did your strategy
work in this
environment?

A value strategy is often a benefit during periods of rapid price swings. If you haven't overpaid for a company's growth rate, you have less risk when volatility increases. Specifically this year, however, it was our strong stock selections that helped us most.

The industry sector that was strongest for us over the year was banking, insurance and specialty finance. Declining interest rates in the second half suggested high profit margins, and many companies hit new highs as a result. Added to this was increased takeover talk within the banking industry. To put the pricing into perspective, in 1991 investors were paying less than book value to acquire small banks. In 1997, deals at four times book value were not uncommon. Due to increased acquisition activity, some of the best stocks in our portfolio over the year were First Republic and Sovereign Bancorp. Executive Risk, a specialty insurance company was another top performer, as was Bank United in Texas.

We increased our small exposure to the energy sector over the year, although the difficulties in Southeast Asia are currently putting pressure on oil prices, which in turn has been a drag on stocks in this sector recently. Our focus is primarily on domestic companies providing natural gas from the Gulf of Mexico. We believe that due to favorable supply and demand factors, this is an excellent business for the long term.

Various other strong stocks for us over the year included Dallas Semiconductor, a company that makes semiconductors for non-computer uses such as cell phones and electronics; Greenbriar, a manufacturer of double-stacked rail cars that came back strong from the 1996 railroad slump and benefited from rail car shortages this year; and Arbor Drugs, a Detroit-based retail chain that has been rebuilding its warehousing and distribution infrastructure and is now opening new stores.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity -- Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

How are you currently
positioning the
portfolio?

Our strategy remains the same as we position the portfolio for the coming year. On the whole, we're targeting companies that look better than average, and that appear to be selling at good values. Until the Asian financial situation recovers, we're concentrating on firms that are more domestically than internationally oriented. And we're also trimming our exposure to companies that we consider highly interest rate sensitive, since there is now downward pressure on rates.

Recent volatility has created value in certain sectors, so we're watching for opportunities in technology, where prices are where they were a year ago regardless of having hit highs in mid-1997, and in energy, where again, we believe negative price pressures are temporary.


What is your outlook
for the Fund as we
move into 1998?

It's business as usual for the Fund. The factors that made 1997 profitable -- a sound economy, low interest rates, and a corporate focus on productivity and shareholder value -- remain in place. However, at this point in the economic cycle and the current bull market, we expect the volatility we experienced in the past year to continue as well. In this environment, research, strong stock selection and a long-term perspective should separate winners from losers. We expect our requirements for both value and quality will help us make the most of opportunities and avoid potential problems as the year progresses.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity -- Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

Growth of a $10,000 Investment

Hypothetical Investments in MassMutual Small Cap Value Equity Fund Classes 1, 2, 3 and S and the Russell 2000 Index

 MassMutual Small Cap Value Equity Fund
 Total Return          One Year                Average Annual
                       1/1/97 - 12/31/97       10/3/94 - 12/31/97
 Class 1                    34.74%                  21.52%
 Class 2                    35.58%                  22.23%
 Class 3                    35.95%                  22.64%
 Class S                    36.36%                  22.94%
--------------------------------------------------------------------------------
 Russell                    22.36%                  19.76%
 2000 Index

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.


                             [GRAPH APPEARS HERE]

                GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

                                                                      Russell
               Class 1       Class 2      Class 3      Class S      2000 Index

10/3/94        10,000        10,000       10,000       10,000         10,000
  12/94         9,711         9,728        9,732        9,734          9,813
   6/95        10,422        10,470       10,495       10,507         11,229
  12/95        11,515        11,601       11,642       11,681         12,605
   6/96        12,535        12,665       12,731       12,794         13,912
  12/96        13,983        14,161       14,277       14,346         14,683
   6/97        16,144        16,398       16,550       16,664         16,181
  12/97        18,841        19,199       19,410       19,562         17,966

----------------------------------
           MassMutual
  Small Cap Value Equity Fund
Largest Stock Holdings (12/31/97)
----------------------------------

Analysts International Corporation
Hughes Supply, Inc.
Graco, Incorporated
CCB Financial Corporation
Reliance Steel & Aluminum Company
Dallas Semiconductor Corporation
Trimas Corporation
Titan Wheel International, Inc.
Arbor Drugs, Inc.
Astoria Financial Corporation

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity -- Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997


                                           Number of
                                            Shares     Market Value
                                            ------     ------------
EQUITIES -- 98.4%
Air Transportation -- 1.5%
Atlantic Southeast Airlines, Inc.           365,600    $ 10,396,750
                                                       ============

Automotive & Parts -- 4.2%
Excel Industries, Inc.                      192,500       3,477,031
Keystone Automotive Industries, Inc * .     241,900       5,745,125
Myers Industries, Inc.                      353,268       6,027,635
Titan Wheel International, Inc.             689,500      13,833,094
                                                       ------------
                                                         29,082,885
                                                       ============

Banking, Savings & Loans -- 13.2%
Astoria Financial Corporation               245,900      13,708,925
Bank United Corp.
 Class A                                    173,200       8,475,975
CCB Financial Corporation                   139,900      15,039,250
First Colorado Bancorp, Inc.                254,500       6,044,375
First Republic Bank *                       250,100       7,987,569
Keystone Financial, Inc.                    221,150       8,901,288
One Valley Bancorp of West Virginia, Inc.   229,687       8,900,371
Sovereign Bancorp, Inc.                     431,080       8,944,910
Webster Financial Corporation               198,000      13,167,000
                                                       ------------
                                                         91,169,663
                                                       ============

Beverages -- 0.9%
The Robert Mondavi Corporation *            122,900       5,991,375
                                                       ============

Building Materials & Construction -- 2.8%
Crossmann Communities, Inc. *               181,800       5,022,225
Group Maintenance America Corp. *           508,400       8,547,475
Service Experts, Inc. *                     192,600       5,513,175
                                                       ------------
                                                         19,082,875
                                                       ============

Chemicals -- 2.3%
OM Group, Inc.                              319,800      11,712,675
Spartech Corporation                        288,700       4,366,588
                                                       ------------
                                                         16,079,263
                                                       ============

Communications -- 1.7%
True North Communications, Inc.             478,900      11,852,775
                                                       ============

Computer Services -- 0.8%
Pomeroy Computer Resources, Inc. *          325,900       5,784,725
                                                       ============

Computers & Office Equipment --1.1%
Cognex Corporation *                        285,900       7,790,775
                                                       ============

Diversified Operations -- 0.3%
SPS Technologies, Inc. *                     50,000       2,181,250
                                                       ============

Electrical Equipment & Electronics -- 7.0%
AFC Cable Systems, Inc. *                   177,575       5,282,856
Altron Incorporated *                       699,500       9,268,375
Belden, Inc.                                293,700      10,352,925
Dallas Semiconductor Corporation            345,800      14,091,350
Teleflex, Incorporated                      256,200       9,671,550
                                                       ------------
                                                         48,667,056
                                                       ============

Energy -- 1.1%
NGC Corporation                             176,041       3,080,718
TNP Enterprises, Inc.                       130,100       4,325,825
                                                       ------------
                                                          7,406,543
                                                       ============

Financial Services -- 0.5%
Eaton Vance Corp.                            82,800       3,125,700
                                                       ============

Foods -- 1.5%
International Home Foods, Inc. *            120,100       3,362,800
Morrison Health Care, Inc.                  356,800       7,136,000
                                                       ------------
                                                         10,498,800
                                                       ============


Forest Products & Paper -- 1.9%
Wausau-Mosinee Paper Corporation            654,363      13,169,055
                                                       ============

Gas Distribution -- 1.6%
WICOR, Inc.                                 233,000      10,819,938
                                                       ============

Household Products -- 1.0%
Libbey Inc.                                 185,800       7,037,175
                                                       ============
Industrial Transportation -- 3.3%
ABC Rail Products Corporation *             445,000       8,900,000
Arnold Industries, Inc.                     363,800       6,275,550
The Greenbrier Companies, Inc.              429,400       7,433,988
                                                       ------------
                                                         22,609,538
                                                       ============
Insurance -- 8.6%
ALLIED Group, Incorporated                  404,425      11,576,666
Capital RE Corp.                            202,000      12,536,625
Executive Risk, Inc.                        171,400      11,965,855
Highlands Insurance Group, Inc. *           468,200      13,285,175
Nationwide Financial Services, Inc.
  Class A                                   146,400       5,288,700
State Auto Financial Corporation            138,100       4,453,725
                                                       ------------
                                                         59,106,746
                                                       ============
Investment Management Services -- 0.6%
Conning Corporation *                       257,900       4,319,825
                                                       ============
Leasing Companies -- 1.8%
Rollins Truck Leasing Company               704,450      12,592,044
                                                       ============

Machinery & Components -- 13.0%
Columbus McKinnon Corporation               263,400       6,387,450
DT Industries, Inc.                         380,300      12,930,200
Gleason Corporation                         267,800       7,213,863
Graco, Incorporated                         421,800      15,738,413

                                                                     (Continued)


                                                                              59
   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------

                        Number of
                         Shares    Market Value
                         ------    ------------

Hardinge, Inc.           219,100   $  8,161,475
Helix Technology
 Corporation             494,600      9,644,700
OmniQuip
 International, Inc.     241,800      4,820,888
Regal-Beloit
 Corporation             290,750      8,595,297
Roper Industries, Inc.   335,300      9,472,225
Watsco, Inc.             249,300      6,154,594
                                   ------------
                                     89,119,105
                                   ============

Marine Services -- 0.9%
Trico Marine Services,
  Inc. *                 208,100      6,112,938
                                   ============

Medical Supplies -- 0.7%
Invacare Corporation     223,800      4,867,650
                                   ============

Metals & Mining -- 2.1%
Reliance Steel &
 Aluminum Company        489,300     14,556,675
                                   ============

Miscellaneous -- 2.0%
Trimas Corporation       407,100     13,994,063
                                   ============

Miscellaneous Distributor Wholesale -- 2.4%
Hughes Supply, Inc.      478,600     16,721,088
                                   ============
Office Products -- 0.8%
American Business
 Products, Inc.          252,900      5,468,963
                                   ============

Oil & Gas -- 3.7%
Bayard Drilling
 Technologies, Inc. *    305,800      4,969,250
The Houston
 Exploration Company *   295,300      5,426,138
Parker Drilling
 Company *               386,700      4,712,906
Stone Energy
 Corporation *           215,700      7,225,950
TransCoastal Marine
 Services, Inc. *        235,000      3,348,750
                                   ------------
                                     25,682,994
                                   ============

Other Services -- 3.6%
Analysts International
 Corporation             510,300     17,605,350
Landauer, Inc.           256,800      7,190,400
                                   ------------
                                     24,795,750
                                   ============

Publishing & Printing -- 6.1%
Banta Corporation        284,250      7,674,750
Harte Hanks
 Communications, Inc.    280,600     10,417,275
Houghton Muffin
 Company                 346,400     13,293,100
McClatchy
 Newspapers, Inc.        402,650     10,947,047
                                   ------------
                                     42,332,172
                                   ============

Real Estate -- 2.1%
Captec Net Lease
 Realty, Inc.            379,000      6,514,063
Mid-Atlantic Realty
 Trust                   546,400      8,025,250
                                   ------------
                                     14,539,313
                                   ============

Retail -- 2.0%
Arbor Drugs, Inc.        742,875     13,743,188
                                   ============

Transportation -- 1.3%
C.H. Robinson
 Worldwide, Inc.          90,100      2,015,988
Hub Group, Inc.
 Class A *               237,000      7,050,750
                                   ------------
                                      9,066,738
                                   ------------
TOTAL EQUITIES                     $679,765,393
(Cost $451,951,657)                ============

                      Principal
                      Amount       Market Value
                      ------       ------------

SHORT-TERM INVESTMENTS -- 1.0%
Commercial Paper -- 0.1%
Sara Lee Corporation
 6.000% 1/07/1998     $1,000,000   $    999,000
                                   ============

Discount Note -- 0.9%
Federal Home Loan
 Bank
 5.800% 1/07/1998      6,000,000      5,994,200
                                   ------------
TOTAL SHORT-TERM
INVESTMENTS                           6,993,200
(At Amortized Cost)                ============

TOTAL INVESTMENTS -- 99.4%          686,758,593
(Cost $458,944,857)+

Other Assets/
(Liabilities) - 0.6%                  4,206,064
                                   ============

NET ASSETS -- 100.0%               $690,964,657
                                   ============



Notes to Portfolio of Investments

+ Aggregate cost for Federal tax purposes (Note 7)


* Non-income producing security.

   The accompanying notes are an integral part of the financial statements.
60

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity - Financial Statements
--------------------------------------------------------------------------------

Statement of
Assets and
Liabilities                                                  December 31, 1997
                                                             -----------------
Assets:
  Investments, at value (cost $451,951,657) (Note 2).........  $679,765,393
  Short-term investments, at amortized cost (Note 2).........     6,993,200
                                                               ------------
    Total Investments .......................................   686,758,593
  Cash ......................................................        22,236
  Receivables from:
    Investments sold ........................................     1,745,256
    Fund shares sold ........................................     2,591,194
    Interest and dividends ..................................       663,346
                                                               ------------
      Total assets ..........................................   691,780,625
                                                               ------------
Liabilities:
  Payables for:
    Fund shares redeemed ....................................       408,230
    Directors' fees and expenses (Note 3) ...................         5,867
    Affiliates (Note 3):
      Investment management fees ............................       341,243
      Administration fees ...................................        48,734
      Service and distribution fees .........................           386
  Accrued expenses and other liabilities ....................        11,508
                                                               ------------
      Total liabilities .....................................       815,968
                                                               ------------
  Net assets ................................................  $690,964,657
                                                               ------------
Net assets consist of:
  Paid-in capital ...........................................  $460,933,162
  Accumulated net realized gain on investments ..............     2,217,759
  Net unrealized appreciation on investments ................   227,813,736
                                                               ------------
                                                               $690,964,657
                                                               ============

Net assets:
  Class 1 ...................................................  $    192,471
                                                               ============
  Class 2 ...................................................  $    195,879
                                                               ============
  Class 3 ...................................................  $    198,007
                                                               ============
  Class S ...................................................  $690,378,300
                                                               ============

Shares outstanding:
  Class 1 ...................................................        11,677
                                                               ============
  Class 2 ...................................................        11,809
                                                               ============
  Class 3 ...................................................        11,922
                                                               ============
  Class S ...................................................    41,565,529
                                                               ============

Net asset value, offering price and
redemption price per share:
  Class 1 ...................................................  $      16.48
                                                               ============
  Class 2 ...................................................  $      16.59
                                                               ============
  Class 3 ...................................................  $      16.61
                                                               ============
  Class S ...................................................  $      16.61
                                                               ============

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Statement of Operations

                                                                                  Year ended
                                                                               December 31, 1997
                                                                               -----------------
Investment income:
   Dividends .......................................................           $       7,072,894
   Interest ........................................................                   1,671,001
                                                                               -----------------
      Total investment income ......................................                   8,743,895
                                                                               -----------------

Expenses (Note 1):
   Investment management fees (Note 3)  ............................                   3,149,017
   Custody fees ....................................................                      57,133
   Audit and legal fees ............................................                      13,833
   Directors' fees (Note 3) ........................................                      21,362
   Fees waived by the investment manager (Note 3) ..................                     (65,671)
                                                                               -----------------
                                                                                       3,175,674
   Administration fees (Note 3):
      Class 1  .....................................................                         949
      Class 2  .....................................................                         879
      Class 3  .....................................................                         552
      Class S ......................................................                     488,152
   Distribution and service fees (Note 3):
      Class 1  .....................................................                       1,077
      Class 2  .....................................................                         252
                                                                               -----------------
         Net expenses ..............................................                   3,667,535
                                                                               -----------------
         Net investment income .....................................                   5,076,360
                                                                               -----------------
Realized and unrealized gain (loss):
   Net realized gain on investment transactions ....................                  56,071,743
   Net change in unrealized appreciation (depreciation) on
      investments ..................................................                 116,404,168
                                                                               -----------------
         Net realized and unrealized gain ..........................                 172,475,911
                                                                               -----------------
   Net increase in net assets resulting from operations ............           $     177,552,271
                                                                               =================

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Statements of Changes in Net Assets


                                                                               Year ended           Year ended
                                                                           December 31, 1997     December 31, 1996
                                                                           -----------------     -----------------
Increase (Decrease) in Net Assets:
Operations:
   Net investment income ..............................................    $       5,076,360     $      10,013,929
   Net realized gain on investment transactions .......................           56,071,743            15,188,213
   Net change in unrealized appreciation (depreciation)
      on investments ..................................................          116,404,168            63,151,095
                                                                           -----------------     -----------------
      Net increase in net assets resulting from operations ............          177,552,271            88,353,237
                                                                           -----------------     -----------------

Distributions to shareholders (Note 2):
   From net investment income:
   Class 1 ...........................................................                    --                (1,430)
   Class 2 ...........................................................                  (449)               (2,382)
   Class 3 ...........................................................                (1,067)               (2,845)
   Class S ...........................................................            (5,267,208)           (9,914,239)
                                                                           -----------------     -----------------
      Total distributions from net investment income .................            (5,268,724)           (9,920,896)
                                                                           -----------------     -----------------
   From net realized gains:
   Class 1 ...........................................................               (16,515)               (3,230)
   Class 2 ...........................................................               (16,672)               (3,240)
   Class 3 ...........................................................               (16,782)               (3,251)
   Class S ...........................................................           (58,776,388)          (10,172,978)
                                                                           -----------------     -----------------
      Total distributions from net realized gains ....................           (58,826,357)          (10,182,699)
                                                                           -----------------     -----------------
Net fund share transactions (Note 5):
   Class 1 ...........................................................                16,505               (49,286)
   Class 2 ...........................................................                17,114                 5,622
   Class 3 ...........................................................                17,846                 6,096
   Class S ...........................................................           120,087,619             8,348,780
                                                                           -----------------     -----------------
      Increase in net assets from net fund share transactions ........           120,139,084             8,311,212
                                                                           -----------------     -----------------
      Total increase in net assets ...................................           233,596,274            76,560,854

Net assets:
      Beginning of period ............................................           457,368,383           380,807,529
                                                                           -----------------     -----------------
      End of period (including undistributed net
         investment income of $0 and $192,363, respectively) .........     $     690,964,657     $     457,368,383
                                                                           =================     =================

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                                Class 1
                                                                                                -------
                                                                     Year ended       Year ended      Year ended     Period ended
                                                                      12/31/97         12/31/96        12/31/95       12/31/94**
                                                                     ----------       ----------      ----------     -------------
Net asset value, beginning of period                                 $   13.39        $   11.40       $    9.69      $    10.00
                                                                     ----------       ----------      ----------     -------------

Income (loss) from investment operations:
  Net investment income                                                  (0.04)            0.21            0.06            0.02
  Net realized and unrealized gain (loss) on investments                  4.67             2.23            1.74           (0.31)
                                                                     ----------       ----------      ----------     -------------
    Total income (loss) from investment operations                        4.63             2.44            1.80           (0.29)
                                                                     ----------       ----------      ----------     -------------
Less distributions to shareholders:
  From net investment income                                                --            (0.14)          (0.09)          (0.02)
  From net realized gains                                                (1.54)           (0.31)             --              --
                                                                     ----------       ----------      ----------     -------------
    Total distributions                                                  (1.54)           (0.45)          (0.09)          (0.02)
                                                                     ----------       ----------      ----------     -------------
Net asset value, end of period                                       $   16.48        $   13.39       $   11.40      $     9.69
                                                                     ==========       ==========      ==========     =============
Total Return                                                             34.74%           21.43%          18.58%          (2.89)%
Ratios / Supplemental Data:
  Net assets, end of period (000s)                                        $192             $143            $172             $99
  Net expenses to average daily net assets#                               1.78%            1.75%           1.75%           1.75%*
  Net investment income to average daily net assets                      (0.25)%           1.56%           0.63%           1.14%*
  Portfolio turnover rate                                                   31%              28%             28%              4%
  Average broker commission rate (a)                                 $  0.0517        $  0.0585              N/A             N/A
    #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
    Without this partial waiver of fees by MassMutual, the ratio
    of expenses to average daily net assets would have been:              1.79%            1.79%            1.79%          1.81%*

                                                                                               Class 2
                                                                                               -------
                                                                     Year ended      Year ended       Year ended    Period ended
                                                                      12/31/97        12/31/96         12/31/95     12/31/94**
                                                                     ----------      ----------       ----------    ------------
Net asset value, beginning of period                                 $   13.42       $    11.44       $     9.70    $     10.00
                                                                     ----------      ----------       ----------    ------------
Income (loss) from investment operations:
  Net investment income                                                   0.05             0.22             0.13           0.03
  Net realized and unrealized gain (loss) on investments                  4.70             2.30             1.74          (0.30)
                                                                     ----------      ----------       ----------    ------------
    Total income (loss) from investment operations                        4.75             2.52             1.87          (0.27)
                                                                     ----------      ----------       ----------    ------------
Less distributions to shareholders:
  From net investment income                                             (0.04)           (0.23)           (0.13)         (0.03)
  From net realized gains                                                (1.54)           (0.31)              --             --
                                                                     ----------      ----------       ----------    ------------
    Total distributions                                                  (1.58)           (0.54)           (0.13)         (0.03)
                                                                     ----------      ----------       ----------    ------------
Net asset value, end of period                                       $   16.59       $    13.42       $    11.44    $      9.70
                                                                     ==========      ==========       ==========    ============
Total Return                                                             35.58%           22.07%           19.25%         (2.72)%
Ratios / Supplemental Data:
  Net assets, end of period (000s)                                        $196             $145             $118            $99
  Net expenses to average daily net assets#                               1.23%            1.20%            1.20%          1.20%*
  Net investment income to average daily net assets                       0.30%            1.81%            1.19%          1.69%*
  Portfolio turnover rate                                                   31%              28%              28%             4%
  Average broker commission rate (a)                                 $  0.0517       $   0.0585               N/A            N/A
    #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
    Without this partial waiver of fees by MassMutual, the ratio
    of expenses to average daily net assets would have been:              1.24%            1.24%            1.24%          1.26%*


*   Annualized
** For the period from October 3, 1994 (commencement of operations) through December 31, 1994.
(a) Average commission rate paid is computed by dividing the total amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.

   The accompanying notes are an integral part of the financial statements.
64

--------------------------------------------------------------------------------
MassMutual Small Cap Value Equity -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                           Class 3
                                                                                           -------
                                                                    Year ended   Year ended     Year ended   Period ended
                                                                     12/31/97     12/31/96       12/31/95    12/31/94**
                                                                    ----------   ----------     ----------   ------------
Net asset value, beginning of period                                $   13.44    $   11.44      $    9.70    $  10.00
                                                                    ----------   ----------     ----------   ------------
Income (loss) from investment operations:
  Net investment income                                                  0.10         0.27           0.16        0.03
  Net realized and unrealized gain (loss) on investments                 4.71         2.31           1.74       (0.30)
                                                                    ----------   ----------     ----------   ------------
    Total income (loss) from investment operations                       4.81         2.58           1.90       (0.27)
                                                                    ----------   ----------     ----------   ------------
Less distributions to shareholders:
  From net investment income                                            (0.10)       (0.27)         (0.16)      (0.03)
  From net realized gains                                               (1.54)       (0.31)            --          --
                                                                    ----------   ----------     ----------   ------------
    Total distributions                                                 (1.64)       (0.58)         (0.16)      (0.03)
                                                                    ----------   ----------     ----------   ------------
Net asset value, end of period                                      $   16.61    $   13.44       $  11.44      $ 9.70
                                                                    ==========   ==========     ==========   ============
Total Return                                                            35.95%       22.64%         19.62%      (2.68)%
Ratios / Supplemental Data:
  Net assets, end of period (000s)                                       $198         $146           $119         $99
  Net expenses to average daily net assets#                              0.88%        0.85%          0.85%       0.85%*
  Net investment income to average daily net assets                      0.65%        2.16%          1.54%       2.09%*
  Portfolio turnover rate                                                  31%          28%            28%          4%
  Average broker commission rate (a)                                $  0.0517    $  0.0585             N/A         N/A
     #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
     Without this partial waiver of fees by MassMutual, the ratio
     of expenses to average daily net assets would have been:            0.89%        0.89%          0.89%        0.91%*


                                                                                              Class S (1)
                                                                                              -----------
                                                                        Year ended     Year ended     Year ended   Period ended
                                                                         12/31/97       12/31/96       12/31/95    12/31/94**
                                                                        ----------     ----------     ----------   ------------
Net asset value, beginning of period                                    $   13.43      $   11.44      $    9.69    $  10.00
                                                                        ----------     ----------     ----------   ------------
Income (loss) from investment operations:
  Net investment income                                                      0.13           0.31           0.19        0.04
  Net realized and unrealized gain (loss) on investments                     4.73           2.29           1.75       (0.31)
                                                                        ----------     ----------     ----------   ------------
    Total income (loss) from investment operations                           4.86           2.60           1.94       (0.27)
                                                                        ----------     ----------     ----------   ------------
Less distributions to shareholders:
  From net investment income                                                (0.14)         (0.30)         (0.19)      (0.04)
  From net realized gains                                                   (1.54)         (0.31)            --          --
                                                                        ----------     ----------     ----------   ------------
    Total distributions                                                     (1.68)         (0.61)         (0.19)      (0.04)
                                                                        ----------     ----------     ----------   ------------
Net asset value, end of period                                          $   16.61      $   13.43      $   11.44    $   9.69
                                                                        ==========     ==========     ==========   ============
Total Return@                                                               36.36%         22.82%         20.01%      (2.66)%
Ratios / Supplemental Data:
  Net assets, end of period (000s)                                      $ 690,378      $ 456,935      $ 380,398    $310,789
  Net expenses to average daily net assets#                                0.6400%        0.6110%        0.6110%     0.6110%*
  Net investment income to average daily net assets                          0.89%          2.40%          1.78%       1.78%*
  Portfolio turnover rate                                                      31%            28%            28%          4%
  Average broker commission rate (a)                                    $  0.0517      $  0.0585             N/A        N/A
     #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
     Without this partial waiver of fees by MassMutual, the ratio
     of expenses to average daily net assets would have been:              0.6515%        0.6546%        0.6553%     0.6681%*


*    Annualized
** For the period from October 3, 1994 (commencement of operations) through December 31, 1994.
(a) Average commission rate paid is computed by dividing the total amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged.
(1)  Class S shares were previously designated as Class 4 shares.
@ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Portfolio Manager Report
--------------------------------------------------------------------------------

What are the investment
objective and policies
for the MassMutual
International Equity
Fund?

The objective and policies of the Fund are to:

 . achieve high total rate of return over the long term

 . invest in a diversified portfolio of foreign and domestic equity securities

 . utilize dominant themes to guide investment decisions with respect to risks of investing in foreign securities (economic, political and social influences that are expected to dictate long-term growth trends)


How has the Fund
performed over the past
year?

The Fund has been extremely strong, finishing well within the top quartile of all international equity funds tracked by Lipper Analytical. Its full-year performance far outpaced the Morgan Stanley EAFE Index -- the unmanaged international index we use as a benchmark. Once again, we've finished a year during which some international markets showed tremendous results and others were disastrous. We believe our ability to successfully navigate the markets is a testament to the importance of active international investment management. Our theme-driven approach to stock selection and our careful evaluation of regional economic conditions directed us to well-managed businesses in healthy economies and helped keep us away from some of the well-publicized problem areas.


How did different
regional markets
perform over the year,
and how was the Fund
positioned within them?

We're living in a dynamic world, in which one year's leaders can quickly become another's losers and vice-versa. During 1997, the unraveling of many Asian markets dominated headlines, with markets like Thailand and Indonesia off 77 and 69 percent respectively. On the other hand, emerging markets elsewhere did very well. In a year when the Morgan Stanley U.S. Index was up roughly 31 percent, Turkish and Russian markets both had returns of over 100 percent.

Because we're primarily stock pickers, we concentrate on individual companies' fundamentals above regional forecasts. However, we believe even the best companies need a favorable macroeconomic environment to thrive. Due to extremely high stock market valuations, economic policy issues and potential profitability problems in individual companies, we had concerns about Asia going into the year. As a result, we'd relegated our Asian investments to about 10 percent of the portfolio, a few Japanese stocks we considered special cases, and that decision served us well.

The bulk of our portfolio during this period -- roughly 70 percent -- was in Europe, which was strong as a region due to economic growth and continuously-improving corporate management. Europe as a whole was up over 21 percent in dollar terms during the year, with Switzerland and Portugal up over 40 percent, and Denmark up 33.

Most of the balance of the portfolio was invested in Latin America, which had a strong first half, but lost some ground during the emerging markets scare the Asian markets' difficulties created in the second half. Even so, Latin America returned over 28 percent for the year, and we believe our investments there will continue to perform well.


Which investment
themes worked best for
the Fund in this
climate?

We had a large exposure to oil services companies during 1997 as part of our natural resources theme, and they have performed well. We held positions in two French companies, Coflexip and Geophysique, as well as the Dutch firm Fugro. All three were up over 100 percent for the year in their local currency.

Another strong area was financial services. Some of our best performers were Credito Italiano, a major Italian bank, Renten Anstalt, a Swiss life insurer that is de-mutualizing, the Swedish insurer Skandia and Finnish bank Merita.

European technology firms were good investments for us as well. We benefited from owning the German firm SAP, which was up about 160 percent for the year, as well as the United Kingdom-based software company JBA Holdings. Ordina, a Dutch information systems support company was strong as was Misys, another UK-based firm.

In addition to these investment decisions and having strategically avoided Asia, we benefited from an ongoing effort to concentrate the portfolio. Our holdings over the year numbered only about 80 stocks, with over two percent of the portfolio in our largest holdings.

--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

How are you currently
positioning the
portfolio?

On a small scale, we are evaluating the few individual stocks that were relatively weak over the year, such as luxury consumer goods company Remy Cointreau, UK medical technology firm Biocompatibles, and French/Italian chip maker SGS/Thompson. But the big question for international investment managers right now is `when will Asia become a bargain?' We believe we are still seeing the effects of the overinvestment binge of the past several years, measured in excess capacity and unsustainable economic policy. Japan is doing better, but remains vulnerable to the rest of the Asian market due to the region's close commercial ties, and is operating with a financial system in need of further restructuring. We are watching Asia closely, but suspect the bottom of the market has not yet been reached.

In Europe, we continue to look for bargains in the United Kingdom, which lagged other European markets somewhat for the year. We are also focusing on areas that we think will benefit from the catalysts in the move toward a common currency. We expect southern Europe, particularly Portugal, Spain, Italy and Greece, to benefit from the imposition of sound economic policies, and should see merger and acquisition activity increase as industry consolidates. Additionally, it remains possible to find value-priced stocks throughout Europe, and a strong dollar should continue to benefit European exporters.


What is your outlook
for the Fund in the
coming year?

As this year unfolds, we expect to see another period of good but divergent performance, where active management will play a substantial role in capturing strong returns. We think the environment continues to be one where careful stock pickers -- who research economics, corporate structures, and debt markets -- will be rewarded, and where active managers who have the flexibility to move in and out of markets will continue to outperform the indices. We anticipate a good environment for the Fund and believe, as always, that our dual focus on thematic investing and buying value will be an advantage.

--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Portfolio Manager Report (Continued)
--------------------------------------------------------------------------------

Growth of a $10,000 Investment
Hypothetical Investments in MassMutual International Equity Fund Classes 1, 2, 3 and S and the Morgan Stanley International Index for Europe, Australia and the Far East (MSCI EAFE)

--------------------------------------------------------------------------------
 MassMutual International Equity Fund
 Total Return       One Year               Average Annual
                    1/1/97 - 12/31/97      10/3/94 - 12/31/97
 Class 1                 14.46%                   8.12%
 Class 2                 15.11%                   8.74%
 Class 3                 15.29%                   8.99%
 Class S                 15.79%                   9.39%
--------------------------------------------------------------------------------
 MSCI EAFE                1.78%                   5.44%
 Index
--------------------------------------------------------------------------------

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE is unmanaged and does not incur expenses, and cannot be purchased directly by investors.

                GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

               Class 1   Class 2   Class 3   Class S   MSCI EAFE
10/3/94        10,000    10,000    10,000    10,000     10,000
  12/94         9,250     9,260     9,270     9,280      9,898
   6/95         9,420     9,460     9,480     9,510     10,155
  12/95         9,616     9,679     9,713     9,756     11,007
   6/96        10,513    10,620    10,667    10,734     11,504
  12/96        11,259    11,406    11,473    11,562     11,672
   6/97        13,049    13,257    13,343    13,476     12,980
  12/97        12,887    13,129    13,227    13,388     11,880

-------------------------------------------
   MassMutual International Equity Fund
   Largest Country Weightings (12/31/97)
-------------------------------------------

                               % of fund
 United Kingdom                   15.56%
 France                           14.44%
 Japan                            13.75%
 Switzerland                      10.02%
 Brazil                            8.21%
 The Netherlands                   7.19%
 Sweden                            6.04%
 Italy                             5.45%
 Germany                           5.35%
 Norway                            4.34%

-------------------------------------------

--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Portfolio of Investments
--------------------------------------------------------------------------------

Portfolio of Investments
December 31, 1997

                        Number of
                          Shares   Market Value
                          ------   ------------

EQUITIES -- 83.5%
Automobiles -- 1.8%
Porsche AG,
 Preference                6,000   $ 10,077,623
                                   ============

Banking -- 12.1%
Banco Bradesco SA,
 Preference          292,260,951      2,864,157
Banco de Galicia y
 Buenos Aires SA de
 CV, Sponsored ADR       127,000      3,270,250
Commerzbank AG            75,000      2,919,840
Credit Suisse Group      120,000     18,593,784
Credito Italiano       3,470,000     10,706,338
Liechtenstein Global
 Trust AG                 10,000      6,204,787
Skandinaviska Enskilda
 Banken Group            200,000      2,533,280
Societe Generale         100,000     13,630,630
Unibanco-Uniao de
 Banco Brasileiros SA,
 Sponsored GDR *         190,000      6,115,625
                                   ------------
                                     66,838,691
                                   ============
Computer Hardware -- 1.7%
Canon, Inc.              225,000      5,260,680
Eidos PLC *              225,000      2,498,940
Imagineer Co. Ltd.       205,000      1,608,184
                                   ------------
                                      9,367,804
                                   ============

Computer Services -- 1.0%
Cap Gemini SA            70,000       5,742,317
                                   ============

Computer Software -- 4.9%
JBA Holdings PLC         525,000      8,940,645
Misys PLC                581,892     17,616,955
                                   ------------
                                     26,557,600
                                   ============

Diversified Financial -- 2.4%
Cie Financiere de
 Paribas, Series A       150,000     13,040,520
                                   ============

Electric Utilities -- 0.4%
Cia Paranaense
 Energia, Sponsored
 ADR, Preference B
 Shares                  170,000   $  2,326,875
                                   ============

Electrical Equipment & Electronics -- 2.5%
LEM Holdings SA           11,192      2,271,317
Murata Mfg. Co. Ltd.     100,000      2,522,660
Sony Corporation         100,000      8,921,620
                                   ------------
                                     13,715,597
                                   ============

Energy Services & Producers -- 6.8%
Cie Generale de
 Geophysique SA *         54,000      6,911,725
Cie Generale de
 Geophysique SA, *
 Sponsored ADR           350,000      8,968,750
Coflexip SA,
 Sponsored ADR           200,000     11,100,000
PTT Exploration &
 Production Public Co.
 Ltd.                     93,000      1,070,058
Smedvig AS, Series B     160,000      3,363,984
Transocean Offshore Inc. 125,400      6,042,713
                                   ------------
                                     37,457,230
                                   ============

Food & Beverage -- 2.3%
Cadbury Schweppes PLC  1,000,000     10,094,500
Remy Cointreau           120,000      2,240,076
                                   ------------
                                     12,334,576
                                   ============

Healthcare/Drugs -- 6.5%
Biocompatibles
 International PLC *     823,823      6,845,310
Glaxo Wellcome PLC       312,979      7,415,631
Novartis AG                4,264      6,928,574
Takeda Chemical
 Industries Ltd.         350,000     10,013,745
Torii Pharmaceutical
 Co. Ltd.                249,000      4,213,155
                                   ------------
                                     35,416,415
                                   ============

Healthcare/Supplies & Services -- 2.3%
Medical Invest
 Svenska AB Class A *    114,300      3,889,526
Medical Invest
 Svenska AB Class B *     99,755      3,331,717
Nichii Gakkan
 Company                 150,000      5,191,455
                                   ------------
                                     12,412,698
                                   ============
Industrial Services -- 3.8%
Bau Holdings AF,
 Preference              170,611      7,727,552
Boskalis Westminster     479,798      8,520,349
Ordina NV *              208,000      2,862,621
VBH Holding AG           125,000      1,668,475
                                   ------------
                                     20,778,997
                                   ============

Insurance -- 9.3%
Instituto Nazionale
 delle Assicurazioni   7,000,000     14,193,900
Marschollek,
 Lautenschlaeger und
 Partner-VO, Non-vtg.
 Preferred Stock           4,000      1,034,458
Reinsurance Australia
 Corp. Ltd.            2,951,101      7,691,159
Schweizerische
 Lebensversicherungs-
 und Rentenanstalt        15,000     11,795,952
Skandia Forsakrings AB   338,400     15,972,378
                                   ------------
                                     50,687,847
                                   ============

Leisure & Entertainment -- 6.2%
EMI Group PLC            600,000      5,015,160
Lusomundo SGPS SA        400,000      3,698,760
Nintendo Co. Ltd.        255,000     25,103,603
                                   ------------
                                     33,817,523
                                   ============

                                                                     (Continued)

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
 MassMutual International Equity Fund -- Portfolio of Investments (Continued)
--------------------------------------------------------------------------------


                                                       Number of
                                                        Shares    Market Value
                                                        ------    ------------
Manufacturing -- 1.7%
Powerscreen International PLC                           488,831  $   4,886,257
Stork NV                                                123,157      4,252,599
                                                                 -------------
                                                                     9,138,856
                                                                 =============

Media -- 1.1%
Grupo Televisa SA, Sponsored GDR *                       44,700      1,729,331
Havas SA                                                 60,000      4,318,578
                                                                 -------------
                                                                     6,047,909
                                                                 =============

Non-Durable Household Goods -- 1.6%
Wella AG                                                  2,000      1,412,647
Wella AG Preference                                      10,000      7,341,314
                                                                 -------------
                                                                     8,753,961
                                                                 =============

Oil & Gas -- 3.9%
Expro International Group PLC                           875,000      7,760,113
Novus Petroleum Limited                               2,513,333      6,550,248
Petroleo Brasileiro SA, Preference                   29,233,000      6,834,675
                                                                 -------------
                                                                    21,145,036
                                                                 =============

Real Estate -- 1.4%
Brazil Realty SA, GDR 144A                               62,000      1,277,752
IRSA Inversiones y Representaciones, SA               1,690,673      6,290,318
                                                                 -------------
                                                                     7,568,070
                                                                 =============

Telecommunications -- 0.6%
Tandberg Television ASA *                               300,000      3,458,940
                                                                 =============

Telephone Utilities -- 2.6%
Telecomunicacoes Brasileiras SA, Sponsored ADR          120,000     13,972,500
                                                                 =============

Transportation -- 5.9%
Argonaut AB-B Shares *                                1,100,000      1,885,400
Frontline Ltd. *                                      1,500,000      6,063,300
Internatio-Muller NV                                    159,300      5,013,410
MIF Ltd. *                                              391,000      6,947,835
Smit Internationale NV                                  450,000     12,208,770
                                                                 -------------
                                                                    32,118,715
                                                                 =============
Water Companies -- 0.7%
Cia de Saneamento Basico do Estado de Sao Paulo      17,250,000      4,095,150
                                                                 -------------

TOTAL EQUITIES                                                     456,871,450
(Cost $398,154,381)                                              =============

RIGHTS -- 0.0%
Banking -- 0.0%
Banco Bradesco SA Rts., Preference, Exp. 2/98        12,495,669             --
                                                                 -------------
TOTAL RIGHTS                                                                --
                                                                 =============

                                                       Principal
                                                        Amount    Market Value
                                                        ------    ------------
SHORT-TERM INVESTMENTS -- 16.8%
Commercial Paper
American Express Company 5.830% 1/15/1998          $ 20,000,000   $ 19,954,656
Cooperative Association of Tractor Dealers
  5.920% 1/14/1998                                    4,500,000      4,490,380
Ford Motor Credit Company 5.950% 1/09/1998           10,000,000      9,986,778
Ford Motor Credit Company 6.120% 1/02/1998           10,000,000      9,998,300
The Goldman Sachs Group, L.P. 5.850% 1/05/1998       10,000,000      9,993,500
Merrill Lynch & Co. Inc. 5.870% 1/12/1998            10,000,000      9,982,064
Merrill Lynch & Co. Inc. 5.900% 1/07/1998            10,000,000      9,990,167
New Center Asset 6.750% 1/02/1998                     7,700,000      7,698,556
Prudential Funding Corporation 5.840% 1/13/1998      10,000,000      9,980,533
                                                                 -------------

TOTAL SHORT-TERM INVESTMENTS                                        92,074,934
(At Amortized Cost)                                              =============

TOTAL INVESTMENTS -- 100.3%                                        548,946,384
(Cost $490,229,315)+

Other Assets/
(Liabilities) -- (0.3%)                                             (1,764,450)
                                                                 -------------
NET ASSETS -- 100.0%                                             $ 547,181,934
                                                                 =============
Notes to Portfolio of Investments

* Non-income producing security
+ Aggregate cost for Federal tax purposes (Note 7)
ADR: American Depository Receipt
GDR: Global Depository Receipt

144A: Securities exempt from registration under rule 144A of the Securities Act of 1933. The Securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

70
      The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Financial Statements
--------------------------------------------------------------------------------

Statement of
Assets and
Liabilities



                                                                             December 31, 1997
                                                                             -----------------
Assets:
   Investments, at value (cost $398,154,381) (Note 2) ...................    $     456,871,450
   Short-term investments, at amortized cost (Note 2) ...................           92,074,934
                                                                             -----------------
     Total Investments ..................................................          548,946,384
   Cash .................................................................              200,916
   Receivables from:
     Investments sold ...................................................           21,181,972
     Open forward foreign currency contracts (Note 2) ...................            2,302,439
     Fund shares sold ...................................................            3,179,598
     Interest and dividends .............................................              156,479
     Foreign taxes withheld .............................................              511,024
                                                                             -----------------
      Total assets ......................................................          576,478,812
                                                                             -----------------
Liabilities:
   Payables for:
     Payable to Custodian ...............................................           21,181,199
     Investments purchased ..............................................            4,293,610
     Fund shares redeemed ...............................................            3,274,192
     Directors' fees and expenses (Note 3) ..............................                5,869
     Affiliates (Note 3):
      Investment management fees ........................................              416,327
      Administration fees ...............................................               38,673
      Service and distribution fees .....................................                  263
   Accrued expenses and other liabilities ...............................               86,745
                                                                             -----------------
      Total liabilities .................................................           29,296,878
                                                                             -----------------
   Net assets ...........................................................    $     547,181,934
                                                                             =================

Net assets consist of:
   Paid-in capital ......................................................    $     469,631,790
   Undistributed net investment income ..................................              293,037
   Accumulated net realized gain on investments and
    foreign currency translations .......................................           16,328,165
   Net unrealized appreciation on investments, forward foreign currency
    contracts, foreign currency and other assets and liabilities ........           60,928,942
                                                                             -----------------
                                                                             $     547,181,934
                                                                             =================
Net assets:
   Class 1 ..............................................................    $         128,942
                                                                             =================
   Class 2 ..............................................................    $         131,194
                                                                             =================
   Class 3 ..............................................................    $         132,039
                                                                             =================
   Class S ..............................................................    $     546,789,759
                                                                             =================

Shares outstanding:
   Class 1 ..............................................................               10,526
                                                                             =================
   Class 2 ..............................................................               10,635
                                                                             =================
   Class 3 ..............................................................               10,680
                                                                             =================
   Class S ..............................................................           44,180,338
                                                                             =================
Net asset value, offering price and redemption price per share:
   Class 1 ..............................................................    $           12.25
                                                                             =================
   Class 2 ..............................................................    $           12.34
                                                                             =================
   Class 3 ..............................................................    $           12.36
                                                                             =================
   Class S ..............................................................    $           12.38
                                                                             =================

The accompanying notes are an integral part of the financial statement.

--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Statement of
Operations

                                                                                Year ended
                                                                             December 31, 1997
                                                                             -----------------
Investment income:
  Dividends (net of withholding tax of $697,895) ........................    $       6,628,667
  Interest ..............................................................            1,167,260
                                                                             -----------------
    Total investment income .............................................            7,795,927
                                                                             -----------------
Expenses (Note 1):
  Investment management fees (Note 3)  ..................................            4,149,537
  Custody fees ..........................................................              569,180
  Audit and legal fees ..................................................               10,274
  Directors' fees (Note 3) ..............................................               21,363
  Fees waived by the investment manager (Note 3) ........................              (50,753)
                                                                             -----------------
                                                                                     4,699,601
  Administration fees (Note 3):
     Class 1 ............................................................                  748
     Class 2 ............................................................                  695
     Class 3 ............................................................                  570
     Class S ............................................................              465,031
  Distribution and service fees (Note 3):
     Class 1 ............................................................                  817
     Class 2 ............................................................                  191
                                                                             -----------------
     Net operating expenses .............................................            5,167,653
                                                                             -----------------
  Interest Expense (Note 8)  ............................................               52,801
                                                                             -----------------
     Net investment income ..............................................            2,575,473
                                                                             -----------------

Realized and unrealized gain (loss) from investments
and foreign currency:
  Net realized gain on:
     Investment transactions ............................................           46,198,883
     Foreign currency transactions ......................................              643,684
                                                                             -----------------
     Net realized gain ..................................................           46,842,567
                                                                             -----------------
  Net change in unrealized appreciation (depreciation) on:
     Investments ........................................................           11,424,350
     Translation of assets and liabilities in foreign currencies ........            1,601,856
                                                                             -----------------
     Net unrealized gain ................................................           13,026,206
                                                                             -----------------
     Net realized and unrealized gain from investments
      and foreign currency translation ..................................           59,868,773
                                                                             -----------------
   Net increase in net assets resulting from operations .................    $      62,444,246
                                                                             =================

   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Statements of
Changes in Net
Assets

                                                                                       Year ended                Year ended
                                                                                    December 31, 1997         December 31, 1996
                                                                                    -----------------         -----------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income .........................................................   $       2,575,473         $       1,651,003
  Net realized gain on investments and foreign
  currency transactions .........................................................          46,842,567                10,732,352
  Net change in unrealized appreciation (depreciation) on
  investments and translation of assets and liabilities in
  foreign currencies ............................................................          13,026,206                36,530,674
                                                                                    -----------------         -----------------
   Net increase in net assets resulting from operations .........................          62,444,246                48,914,029
                                                                                    -----------------         -----------------
Distributions to shareholders (Note 2):
    From net investment income:
    Class 1 .....................................................................                 (91)                     (263)
    Class 2 .....................................................................                (133)                     (433)
    Class 3 .....................................................................                (256)                     (501)
    Class S .....................................................................          (3,046,471)               (1,825,896)
                                                                                    -----------------         -----------------
     Total distributions from net investment income .............................          (3,046,951)               (1,827,093)
                                                                                    -----------------         -----------------
    In excess of net investment income:
    Class 1 .....................................................................                  --                      (794)
    Class 2 .....................................................................                  --                    (1,308)
    Class 3 .....................................................................                  --                    (1,513)
    Class S .....................................................................                  --                (5,515,423)
                                                                                    -----------------         -----------------
     Total distributions in excess of net investment income ....................                  --                (5,519,038)
                                                                                    -----------------         -----------------
    From net realized gains:
    Class 1 .....................................................................              (4,184)                       --
    Class 2 .....................................................................              (4,229)                       --
    Class 3 .....................................................................              (4,243)                       --
    Class S .....................................................................         (17,495,727)                       --
                                                                                    -----------------         -----------------
     Total distributions from net realized gains ...............................          (17,508,383)                       --
                                                                                    -----------------         -----------------
Net fund share transactions (Note 5):
    Class 1 .....................................................................               4,275                   (13,956)
    Class 2 .....................................................................               4,362                     1,742
    Class 3 .....................................................................               4,499                     2,018
    Class S .....................................................................         148,628,074                94,070,522
                                                                                    -----------------         -----------------
     Increase in net assets from net fund share transactions ...................          148,641,210                94,060,326
                                                                                    -----------------         -----------------
    Total increase in net assets ................................................         190,530,122               135,628,224
Net assets:
    Beginning of period .........................................................         356,651,812               221,023,588
                                                                                    -----------------         -----------------
    End of period (including undistributed net investment
     income of $293,037 and $113,978, respectively) ............................... $     547,181,934         $     356,651,812
                                                                                    =================         =================



   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------


Financial Highlights
(For a share outstanding throughout each period)

                                                                                              Class 1
                                                                                              -------
                                                                   Year ended       Year ended       Year ended       Period ended
                                                                    12/31/97         12/31/96         12/31/95         12/31/94**
                                                                   ----------       ----------       ----------       ------------
Net asset value, beginning of period                               $   11.07        $    9.54        $    9.25        $   10.00
                                                                   ----------       ----------       ----------       ------------
Income (loss) from investment operations:
 Net investment income                                                 (0.07)           (0.07)           (0.03)           (0.02)
 Net realized and unrealized gain (loss) on investments
 and foreign currency                                                   1.67             1.70             0.40            (0.73)
                                                                   ----------       ----------       ----------       ------------
  Total income (loss) from investment operations                        1.60             1.63             0.37            (0.75)
                                                                   ----------       ----------       ----------       ------------
Less distributions to shareholders:
 From net investment income                                            (0.01)           (0.10)              --               --
 In excess of net investment income                                       --               --            (0.08)              --
 From net realized gains                                               (0.41)              --               --               --
                                                                   ----------       ----------       ----------       ------------
  Total distributions                                                  (0.42)           (0.10)           (0.08)              --
                                                                   ----------       ----------       ----------       ------------
Net asset value, end of period                                     $   12.25        $   11.07        $    9.54        $    9.25
                                                                   ==========       ==========       ==========       ============
Total Return                                                           14.46%           17.09%            3.96%           (7.50)%

Ratios / Supplemental Data:
 Net assets, end of period (000s)                                       $129             $113             $112              $93
 Net expenses to average daily net assets#                              2.20%            2.15%            2.15%            2.15%*
 Net investment income to average daily net assets                     (0.61)%          (0.51)%          (0.40)%          (1.10)%*

 Portfolio turnover rate                                                  83%              58%             121%              18%
 Average broker commission rate (a)                                 $ 0.0083        $  0.0254               N/A              N/A

  #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
   Without this partial waiver of fees by MassMutual, the ratio
   of expenses to average daily net assets would have been:             2.21%            2.22%            2.24%            2.24%*


                                                                                              Class 2
                                                                                              -------
                                                                   Year ended       Year ended       Year ended       Period ended
                                                                    12/31/97         12/31/96         12/31/95         12/31/94**
                                                                   ----------       ----------       ----------       ------------
Net asset value, beginning of period                               $   11.09        $    9.56        $    9.26        $   10.00
                                                                   ----------       ----------       ----------       ------------
Income (loss) from investment operations:
 Net investment income                                                 (0.01)            0.00             0.02            (0.01)
 Net realized and unrealized gain (loss) on investments
 and foreign currency                                                   1.68             1.70             0.40            (0.73)
                                                                   ----------       ----------       ----------       ------------
  Total income (loss) from investment operations                        1.67             1.70             0.42            (0.74)
                                                                   ----------       ----------       ----------       ------------
Less distributions to shareholders:
 From net investment income                                            (0.01)           (0.17)           (0.02)              --
 In excess of net investment income                                       --               --            (0.10)              --
 From net realized gains                                               (0.41)              --               --               --
                                                                   ----------       ----------       ----------       ------------
  Total distributions                                                  (0.42)           (0.17)           (0.12)              --
                                                                   ----------       ----------       ----------       ------------
Net asset value, end of period                                     $   12.34        $   11.09        $    9.56        $    9.26
                                                                   ==========       ==========       ==========       ============

Total Return                                                           15.11%           17.85%            4.52%           (7.40)%
Ratios / Supplemental Data:
 Net assets, end of period (000s)                                       $131             $114              $97              $93
 Net expenses to average daily net assets#                              1.65%            1.60%            1.60%            1.60%*
 Net investment income to average daily net assets                     (0.06)%           0.02%            0.19%           (0.55)%*

 Portfolio turnover rate                                                  83%              58%             121%              18%
 Average broker commission rate (a)                                $  0.0083        $  0.0254              N/A              N/A

  #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
   Without this partial waiver of fees by MassMutual, the ratio
   of expenses to average daily net assets would have been:             1.66%            1.67%            1.69%            1.69%*

*  Annualized

** For the period from October 3, 1994 (commencement of operations) through December 31, 1994.

(a)Average commission rate paid is computed by dividing the total amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged. The average broker commission rate will vary depending on the markets in which trades are executed.


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
MassMutual International Equity Fund -- Financial Statements (Continued)
--------------------------------------------------------------------------------

Financial Highlights
(For a share outstanding throughout each period)

                                                                                                  Class 3
                                                                                                  -------
                                                                           Year ended    Year ended     Year ended   Period ended
                                                                            12/31/97      12/31/96       12/31/95      12/31/94**
                                                                            --------      --------       --------      ----------
Net asset value, beginning of period                                        $  11.10      $   9.57       $   9.27      $   10.00
                                                                            --------      --------       --------      ----------
Income (loss) from investment operations:
  Net investment income                                                         0.02          0.03           0.04          (0.00)
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                          1.67          1.70           0.40          (0.73)
                                                                            --------      --------       --------      ----------
    Total income (loss) from investment operations                              1.69          1.73           0.44          (0.73)
                                                                            --------      --------       --------      ----------
Less distributions to shareholders:
  From net investment income                                                   (0.02)        (0.20)         (0.05)            --
  In excess of net investment income                                              --            --          (0.09)            --
  From net realized gains                                                      (0.41)           --             --             --
                                                                            --------      --------       --------      ----------
    Total distributions                                                        (0.43)        (0.20)         (0.14)            --
                                                                            --------      --------       --------      ----------
Net asset value, end of period                                              $  12.36      $  11.10       $   9.57      $    9.27
                                                                            ========      ========       ========      ==========
Total Return                                                                   15.29%        18.11%          4.78%         (7.30)%
Ratios / Supplemental Data:
  Net assets, end of period (000s)                                              $132          $114            $97            $93
  Net expenses to average daily net assets#                                     1.40%         1.35%          1.35%          1.35%*
  Net investment income to average daily net assets                             0.19%         0.27%          0.45%         (0.30)%*
  Portfolio turnover rate                                                         83%           58%           121%            18%
  Average broker commission rate (a)                                        $ 0.0083      $ 0.0254            N/A            N/A
  #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
   Without this partial waiver of fees by MassMutual, the ratio
   of expenses to average daily net assets would have been:                     1.41%         1.42%          1.44%          1.44%*

                                                                                                 Class S (1)
                                                                                                 -----------
                                                                           Year ended    Year ended     Year ended   Period ended
                                                                            12/31/97      12/31/96       12/31/95      12/31/94**
                                                                            --------      --------       --------      ----------
Net asset value, beginning of period                                        $  11.11      $   9.58       $   9.28      $   10.00
                                                                            --------      --------       --------      ----------
Income (loss) from investment operations:
  Net investment income                                                         0.06          0.06           0.07           0.00
  Net realized and unrealized gain (loss) on investments
  and foreign currency                                                          1.69          1.71           0.41          (0.72)
                                                                            --------      --------       --------      ----------
    Total income (loss) from investment operations                              1.75          1.77           0.48          (0.72)
                                                                            --------      --------       --------      ----------
Less distributions to shareholders:
  From net investment income                                                   (0.07)        (0.24)         (0.07)            --
  In excess of net investment income                                              --            --          (0.11)            --
  From net realized gains                                                      (0.41)           --             --             --
                                                                            --------      --------       --------      ----------
    Total distributions                                                        (0.48)        (0.24)         (0.18)            --
                                                                            --------      --------       --------      ----------
Net asset value, end of period                                              $  12.38      $  11.11       $   9.58      $    9.28
                                                                            ========      ========       ========      ==========
Total Return@                                                                  15.79%        18.51%          5.13%         (7.20)%
Ratios / Supplemental Data:
  Net assets, end of period (000s)                                          $546,790      $356,311       $220,718      $ 150,199
  Net expenses to average daily net assets#                                   1.0580%       1.0020%        1.0020%        1.0020%*
  Net investment income to average daily net assets                             0.53%         0.59%          0.76%          0.04%*
  Portfolio turnover rate                                                         83%           58%           121%            18%
  Average broker commission rate (a)                                        $ 0.0083      $ 0.0254            N/A            N/A
  #Computed after giving effect to the voluntary partial waiver of management fee by MassMutual, which terminated May 1, 1997.
   Without this partial waiver of fees by MassMutual, the ratio
   of expenses to average daily net assets would have been:                   1.0684%       1.0718%        1.0920%        1.0877%*

*   Annualized
** For the period from October 3, 1994 (commencement of operations) through December 31, 1994.
(a) Average commission rate paid is computed by dividing the total amount of commissions paid during the fiscal year by the total number of shares purchased and sold during the fiscal year for which commissions were charged. For fiscal years beginning on or after September 1, 1995, a Fund is required to disclose its average commission rate per share for security trades on which commissions are charged. The average broker commission rate will vary depending on the markets in which trades are executed.
(1) Class S shares were previously designated as Class 4 shares.
 @ Employee retirement benefit plans that invest plan assets in the Separate Investment Accounts (SIAs) may be subject to certain charges as set forth in their respective Plan Documents. Total return figures would be lower for the periods presented if they reflected these charges.


   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

1. The Trust    MassMutual Institutional Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. As of
                December 31, 1997 the Trust consisted of seven separate diversified series of shares (each individually referred to as a "Fund" or collectively as the "Funds"), each of which had four classes of shares: Class 1, Class 2, Class 3 and Class S. Class
                1, Class 2 and Class 3 shares of each Fund were offered primarily to employer-sponsored defined contribution plans that satisfy the qualification requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Class S shares of each Fund, which were originally designated as Class 4 shares, are available only to separate investment accounts
                ("SIAs") of Massachusetts Mutual Life Insurance Company
                ("MassMutual") in which corporate qualified plans, including defined contribution plans and defined benefit plans, are permitted to invest pursuant to the issuance of group annuity contracts. See Note 9 for a summary of the revisions to the class structure of the Funds.

                The Funds are MassMutual Prime Fund ("Prime Fund"), MassMutual Short-Term Bond Fund ("Short-Term Bond Fund"), MassMutual Core Bond Fund ("Core Bond Fund"), MassMutual Balanced Fund ("Balanced Fund"), MassMutual Value Equity Fund ("Value Equity Fund"), MassMutual Small Cap Value Equity Fund ("Small Cap Value Equity Fund"), and MassMutual International Equity Fund ("International Equity Fund"), all of which commenced operations on October 3, 1994. A new series of the Trust, the MassMutual Indexed Equity Fund, is expected to commence operations March 1, 1998. The MassMutual Indexed Equity Fund will have three classes, Class A, Class Y and Class S. See Note 9.

2. Significant  The following is a summary of significant accounting policies
   Accounting   followed consistently by each Fund in the preparation of the
   Policies     financial statements in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    Investment  Equity securities are valued on the basis of valuations
     Valuation  furnished by a pricing service, authorized by the Board of
                Trustees ("Trustees"), which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ national market system, or in the case of over-the-counter securities not so listed, the last reported bid price. Debt securities (other than short-term obligations with a remaining maturity of sixty days or less) are valued on the basis of valuations furnished by a pricing service, authorized by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Money market obligations with a remaining maturity of sixty days or less are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. All other securities and other assets, including debt securities for which the prices supplied by a pricing agent are deemed by MassMutual not to be representative of market values, and including restricted securities and securities for which no market quotation is available, are valued at fair value in accordance with procedures approved by and determined in good faith by the Trustees, although the actual calculation may be done by others.

                Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


Accounting for      Investment transactions are accounted for on the trade date.
   Investments      Realized gains and losses on sales of investments and
                    unrealized appreciation and depreciation of investments are computed on the specific identification cost method.
                    Interest income, adjusted for amortization of discounts and premiums on investments, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income      It is each Fund's intent to continue to comply with the
Tax                 provisions of subchapter M of the Code applicable to a
                    regulated investment company. Under such provisions, the Funds will not be subject to federal income taxes on their ordinary income and net realized capital gain to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, no Federal income tax provision is required.

   Dividends and    Dividends from net investment income and distributions of
Distributions to    any net realized capital gains of each Fund are declared and
    Shareholders    paid annually and at other times as may be required to
                    satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies, the deferral of wash sale losses, and paydowns on certain mortgage-backed securities.
                    As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period.
                    Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting the net asset value of the Funds.

Foreign Currency    The books and records of the Funds are maintained in U.S.
     Translation    dollars. The market values of foreign currencies, foreign
                    securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.
                    Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The
                    Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities.

                    Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividends recorded on the books of the Funds and the amount actually received.

   Forward Foreign Each Fund may enter into forward foreign currency contracts Currency Contracts in order to convert foreign denominated securities or obligations to U.S. dollar denominated investments. The International Equity Fund may engage in such transactions to manage the value of portfolio holdings against future movements in certain foreign currency exchange rates. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward foreign currency exchange rates. Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

                    Forward foreign currency contracts involve a risk of loss from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in foreign currency values and interest rates.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                The notional or contractual amounts of these instruments represent the investments the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations for the International Equity Fund under these financial instruments at December 31, 1997 is as follows:

                                                                In
                    Contracts                                 Exchange                             Unrealized
 Settlement            to                 Units of            for U.S.       Contracts at         Appreciation
   Date          Deliver/Receive          Currency            Dollars           Value            (Depreciation)
-----------     -----------------        ----------        -------------    --------------      ----------------
 BUYS
 01/02/98       Netherlands Guilder          44,232         $     22,125           $21,819      $           (306)
 SELLS
 02/17/98       Japanese Yen          6,824,400,000           55,000,000        52,697,255             2,302,745
                                                                                                ----------------
                                                                                                $      2,302,439
                                                                                                ================



    Forward     Each Fund may purchase or sell securities on a "when issued" or
Commitments     delayed delivery or on a forward commitment basis. The Funds use forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Forward commitments are not used for purposes of trading. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Funds instruct the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty's cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Funds record on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Funds could also be exposed to loss if they cannot close out their forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Funds monitor exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. A summary of open obligations under these forward commitments at December 31, 1997, is as follows:





      Forward                Expiration           Aggregate
     Commitment                 of                Face Value                          Market           Unrealized
  Contracts to Buy           Contracts           of Contracts          Cost            Value          Appreciation
 ------------------         -----------         --------------        ------          --------       --------------
   Core Bond Fund
  U.S. Treasury Note

   6.00% 08/15/2000         February 1998         $30,000,000       $30,135,938     $30,205,200         $69,262

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

     Allocation of
Operating Activity

                In maintaining the records for the Funds, the income and expense accounts are allocated to each class of shares. Investment income, unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and distribution and service fees, which are directly attributable to a class of shares, are charged to that class' operations. Expenses of the Fund not directly attributable to the operations of any class of shares or Fund are prorated among the Funds and classes to which the expense relates based on the relative net assets of each. Total expenses per class were limited to a percentage of average daily net assets for a portion of the year, as discussed in Note 3.

3.  Management
    Fees and Other
    Transactions
    With Affiliates

      Investment
Management Fees


                Under an agreement between the Trust and MassMutual, MassMutual is responsible for providing investment management of each Fund. In return for this service, MassMutual receives advisory fees monthly based upon each Fund's average daily net assets at the following annual rates:

                Prime Fund                               .45%
                Short-Term Bond Fund                     .45%
                Core Bond Fund                           .45%
                Balanced Fund                            .45%
                Value Equity Fund                        .45%
                Small Cap Value Equity Fund              .55%
                International Equity Fund                .85%

                MassMutual has entered into investment sub-advisory agreements with two subsidiaries: David L. Babson and Company, Inc. ("Babson") and HarbourView Asset Management Corporation ("HarbourView"). These agreements provide that (1) effective January 1, 1997, Babson will manage the investment and reinvestment of the assets of the Value Equity Fund, the Small Cap Value Equity Fund and the Value Equity sector of the Balanced Fund, and (2) HarbourView will manage the investment and reinvestment of the assets of the International Equity Fund. Prior to January 1, 1997, Concert Capital Management ("Concert Capital") served as the investment sub-advisor to the Value Equity Fund, the Small Cap Value Equity Fund and the Value Equity sector of the Balanced Fund. On January 1, 1996, the employees of Concert Capital became co-employees of Babson. At the time, both Concert Capital and Babson were wholly-owned subsidiaries of DLB Acquisition Corporation, a controlled subsidiary of MassMutual. Concert Capital merged with and into Babson effective December 31, 1996.

                MassMutual pays Babson a fee equal to an annual rate of .13% of the average daily net asset value of the Value Equity Fund and the Value Equity sector of the Balanced Fund and .25% of the average daily net asset value of the Small Cap Value Equity Fund. MassMutual pays HarbourView a fee equal to an annual rate of .50% of the average daily net asset value of the International Equity Fund.

 Administration Fees

                Under separate administrative and shareholder services agreements between each Fund and MassMutual, MassMutual provides certain administrative and shareholder services and bears some class specific administrative expenses. In return for these services, MassMutual receives an administrative services fee monthly based upon the average daily net assets of the applicable class of shares of the Fund at the following annual rates:

                                Class 1     Class 2     Class 3     Class S
                               ---------   ---------   ---------   ---------
Prime Fund                      .5628%      .5128%      .3152%      .0812%
Short-Term Bond Fund            .5568%      .5068%      .3092%      .0782%
Core Bond Fund                  .5688%      .5188%      .3212%      .0842%
Balanced Fund                   .5708%      .5208%      .3232%      .0852%
Value Equity Fund               .5814%      .5314%      .3338%      .0905%
Small Cap Value Equity Fund     .5728%      .5228%      .3252%      .0862%
International Equity Fund       .5948%      .5448%      .4448%      .0972%

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                In conjunction with the redesignation of Class 4 shares to Class S shares on December 1, 1997, (see Note 9), the Class S administrative service fee was adjusted to .0777% of the average daily net assets of all the Funds with the exception of International Equity Fund, which was adjusted to .0774% of average daily net assets.

Distribution and
    Service Fees

                OppenheimerFunds Distributor, Inc. ("Oppenheimer") acts as distributor to each Fund. MML Investor Services, Inc.
                ("MMLISI") serves as sub-distributor to each Fund. MassMutual has a controlling interest in Oppenheimer and MMLISI is a wholly owned subsidiary of MassMutual. Oppenheimer is paid a distribution fee with respect to Class 1 and Class 2 at the annual rate of .40% and .15%, respectively, of the value of average daily net assets attributable to those classes of shares of which a portion is subsequently allocated to MMLISI. The Funds do not pay any fees directly to MMLISI. MassMutual is also paid a fee for shareholder services with respect to Class 1 shares of the Funds at the annual rate of .25% of the value of the average daily net assets of the respective class of each Fund. These fees are authorized pursuant to separate service and distribution plans for each of the classes of shares adopted by the Funds pursuant to Rule 12b-1 under the Investment Company Act and are used by Oppenheimer to cover expenses primarily intended to result in the sale of those shares of the Funds.

Expense Limitations

                For the period January 1, 1997 to April 30, 1997, MassMutual voluntarily agreed to waive a portion of its management fee to the extent that the aggregate annual operating expenses incurred during the year exceed the following percentages of the average daily net assets:

                                               Class 1     Class 2     Class 3     Class S
                                              ---------   ---------   ---------   ---------
                Prime Fund                      1.65%       1.10%       .75%        .5160%
                Short-Term Bond Fund            1.65%       1.10%       .75%        .5190%
                Core Bond Fund                  1.65%       1.10%       .75%        .5130%
                Balanced Fund                   1.65%       1.10%       .75%        .5120%
                Value Equity Fund               1.65%       1.10%       .75%        .5067%
                Small Cap Value Equity Fund     1.75%       1.20%       .85%        .6110%
                International Equity Fund       2.15%       1.60%      1.35%        1.002%

                MassMutual's voluntary agreement to waive a portion of its management fee terminated May 1, 1997. MassMutual's management fee for the year ended December 31, 1997 was $26,955,580, of which $679,798 was reimbursed to the Funds.

Other
                Certain officers and directors of the Funds are also officers of MassMutual. The compensation of unaffiliated directors of the Funds is borne by the Funds.

                At December 31, 1997, MassMutual or separate investment accounts thereof owned all of the outstanding shares of the Trust.

4.       Purchases And
         Sales Of
         Investments

                Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 1997 were as follows:

                                              Long-term U.S.
                                                Government             Other Long-term
                                                Securities               Securities
                                             ----------------       ---------------------
Purchases     Short-Term Bond Fund           $    31,425,204        $         39,742,452
              Core Bond Fund                      88,174,696                 132,252,986
              Balanced Fund                       29,279,250                 100,443,143
              Value Equity Fund                           --                 642,451,976
              Small Cap Value Equity Fund                 --                 250,070,186
              International Equity Fund                   --                 408,627,335
Sales
              Short-Term Bond Fund              $ 44,702,047        $         19,456,604
              Core Bond Fund                     142,167,673                  66,371,875
              Balanced Fund                       35,319,378                  84,175,961
              Value Equity Fund                           --                 556,704,082
              Small Cap Value Equity Fund                 --                 169,292,492
              International Equity Fund                   --                 380,917,329

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

5.   Capital Share Transactions

The Funds are authorized to issue an unlimited number of shares, with no par value in each class of shares. Changes in shares outstanding for each Fund are as follows:

                                               Class 1                                          Class 2

                                  Year ended              Year ended               Year ended             Year ended
                               December 31, 1997       December 31, 1996        December 31, 1997      December 31, 1996

                              Shares      Amount      Shares      Amount      Shares      Amount     Shares      Amount
                             --------    --------    --------    --------    --------    --------   --------    --------
Prime Fund
  Sold                              -           -           -           -           -           -           -           -
  Issued as reinvestment
   of dividends                    31   $   4,723          28   $   4,288          36   $   5,393          33   $   4,922
  Redeemed                          -           -           -           -           -           -           -           -
                            ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net increase                     31   $   4,723          28   $   4,288          36   $   5,393          33   $   4,922
                            =========   =========   =========   =========   =========   =========   =========   =========

Short-Term Bond Fund
  Sold                              -           -           -           -           -           -           -           -
  Issued as reinvestment
   of dividends                   501       5,151         519       5,285         571       5,867         584       5,951
  Redeemed                          -           -           -           -           -           -           -           -
                            ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net increase                    501   $   5,151         519   $   5,285         571   $   5,867         584   $   5,951
                            =========   =========   =========   =========   =========   =========   =========   =========

Core Bond Fund
  Sold                              -           -         429       4,520           -           -           -           -
  Issued as reinvestment
   of dividends                   561       6,094         489       5,156         634       6,894         562       5,941
  Redeemed                          -           -      (5,250)    (55,534)          -           -           -           -
                            ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net increase (decrease)         561   $   6,094      (4,332)  $ (45,858)        634   $   6,894         562   $   5,941
                            =========   =========   =========   =========   =========   =========   =========   =========

Balanced Fund
  Sold                              -           -         931      10,969           -           -           -           -
  Issued as reinvestment
   of dividends                   722       9,696         416       5,173         787      10,600         484       6,038
  Redeemed                          -           -      (5,552)    (65,509)          -           -           -           -
                            ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net increase (decrease)         722   $   9,696      (4,205)  $ (49,367)        787   $  10,600         484   $   6,038
                            =========   =========   =========   =========   =========   =========   =========   =========

Value Equity Fund
  Sold                              -           -           -           -           -           -           -           -
  Issued as reinvestment
   of dividends                   915      15,245         403       5,884         979      16,362         456       6,682
  Redeemed                          -           -           -           -           -           -           -           -
                            ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net increase                    915   $  15,245         403   $   5,884         979   $  16,362         456   $   6,682
                            =========   =========   =========   =========   =========   =========   =========   =========

Small Cap Value Equity Fund
  Sold                              -           -       4,373      54,090           -           -           -           -
  Issued as reinvestment
   of dividends                 1,011      16,505         349       4,660       1,042      17,114         420       5,622
  Redeemed                          -           -      (9,150)   (108,036)          -           -           -           -
                            ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net increase (decrease)       1,011   $  16,505      (4,428)  $ (49,286)      1,042   $  17,114         420   $   5,622
                            =========   =========   =========   =========   =========   =========   =========   =========

International Equity Fund
  Sold                              -           -       5,377      55,098           -           -           -           -
  Issued as reinvestment
   of dividends                   350       4,275         100       1,065         354       4,362         161       1,742
  Redeemed                          -           -      (7,009)    (70,119)          -           -           -           -
                            ---------   ---------   ---------   ---------   ---------   ---------   ---------   ---------
  Net increase (decrease)         350   $   4,275      (1,532)  $ (13,956)        354   $   4,362         161   $   1,742
                            =========   =========   =========   =========   =========   =========   =========   =========

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                 Class 3                                         Class  S

                                 Year ended               Year ended                  Year ended              Year ended
                              December 31, 1997        December 31, 1996          December 31, 1997        December 31, 1996

                              Shares      Amount      Shares       Amount       Shares       Amount         Shares       Amount
                              ------     --------     ------    ---------     ---------    ------------   ---------    -----------
Prime Fund
 Sold                              -            -          -            -     2,313,757   $356,901,047    2,391,584   $370,653,176
 Issued as reinvestment
  of dividends                    39    $   5,838         35    $   5,335        89,849     13,552,104       86,522     13,067,477
 Redeemed                          -            -          -            -    (2,516,899)  (387,704,105)  (2,445,697)  (378,881,926)
                              ------     --------     ------    ---------     ---------   ------------   ----------    -----------
 Net increase (decrease)          39    $   5,838         35    $   5,335      (113,293)  $(17,250,954)      32,409    $ 4,838,727
                              ======     ========     ======    =========     =========   ============   ==========    ===========

Short-Term Bond Fund
 Sold                              -            -          -            -     9,428,262     98,207,327    6,074,656     62,871,971
 Issued as reinvestment
  of dividends                   614        6,313        625        6,381     1,038,249     10,611,443      808,935      8,206,104
 Redeemed                          -            -          -            -    (5,254,453)   (54,663,274)  (4,631,745)   (47,999,711)
                              ------     --------     ------    ---------     ---------   ------------    ---------    -----------
 Net increase                    614     $  6,313        625    $   6,381     5,212,058   $ 54,155,496    2,251,846    $23,078,364
                              ======     ========     ======    =========     =========   ============   ==========    ===========
Core Bond Fund
 Sold                              -            -          -            -    18,573,681    200,529,976   15,244,478    161,638,362
 Issued as reinvestment
  of dividends                   680        7,406        604        6,389     2,529,434     27,329,767    1,838,613     19,317,124
 Redeemed                          -            -          -            -   (13,062,080)  (141,570,384)  (6,519,179)   (69,250,775)
                              ------     --------     ------    ---------     ---------    -----------    ---------    -----------
 Net increase                    680     $  7,406        604    $   6,389     8,041,035    $86,289,359   10,563,912   $111,704,711
                              ======     ========     ======    =========     =========    ===========   ==========   ============

Balanced Fund
 Sold                              -            -          -            -    15,490,780    208,070,969   16,529,257    200,170,935
 Issued as reinvestment
  of dividends                   826       11,159        521        6,510     3,601,954     48,404,059    2,193,746     27,325,515
 Redeemed                          -            -          -            -   (16,501,676)  (221,896,742) (12,780,860)  (154,960,358)
                              ------     --------     ------    ---------     ---------   ------------   ----------    -----------
 Net increase                    826     $ 11,159        521    $   6,510     2,591,058    $34,578,286    5,942,143    $72,536,092
                              ======     ========     ======    =========     =========   ============   ==========    ===========

Value Equity Fund
 Sold                              -            -          -            -    42,809,442    708,198,212   42,761,147    585,609,490
 Issued as reinvestment
  of dividends                 1,020       17,066        492        7,213    16,938,371    282,797,539    8,235,214    120,574,407
 Redeemed                          -            -          -            -   (43,586,898)  (722,935,752) (47,300,940)  (651,246,978)
                              ------     --------     ------    ---------     ---------   ------------   ----------    -----------
 Net increase                  1,020   $   17,066        492     $  7,213    16,160,915   $268,059,999    3,695,421    $54,936,919
                              ======     ========     ======    =========    ==========   ============   ==========    ===========

Small Cap Value Equity Fund
 Sold                              -            -          -            -    14,575,709    230,041,190   10,428,037    129,033,258
 Issued as reinvestment
  of dividends                 1,085       17,846        455        6,096     3,890,912     64,043,615    1,500,824     20,087,217
 Redeemed                          -            -          -            -   (10,914,681)  (173,997,186) (11,168,365)  (140,771,695)
                              ------     --------     ------    ---------    ----------   ------------   ----------    -----------
 Net increase                  1,085     $ 17,846        455    $   6,096     7,551,940   $120,087,619      760,496    $ 8,348,780
                              ======     ========     ======    =========     =========   ============   ==========    ===========

International Equity Fund
 Sold                              -            -          -            -    22,135,252    274,603,312   14,964,804    154,912,942
 Issued as reinvestment
  of dividends                   365        4,499        186        2,018     1,662,863     20,542,197      672,906      7,341,306
 Redeemed                          -            -          -            -   (11,688,395)  (146,517,435)  (6,611,341)   (68,183,726)
                              ------     --------     ------    ---------     ---------   ------------   ----------    -----------
 Net increase                    365     $  4,499        186     $  2,018    12,109,720  $ 148,628,074    9,026,369    $94,070,522
                              ======     ========     ======    =========    ==========  =============   ==========    ===========

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------


6. Foreign      The International Equity Fund invests substantially all of its
   Securities   assets in foreign securities. The other Funds may also invest in foreign securities, subject to certain percentage restrictions.
                Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S.
                companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. Government.




7. Federal      At December 31, 1997, the cost of securities and the
   Income       unrealized appreciation (depreciation) in the value of
   Tax          investments owned by the Funds, as computed on a Federal income
   Information  tax basis, are as follows:

                                                  Federal        Tax Basis        Tax Basis        Net Unrealized
                                                  Income Tax     Unrealized       Unrealized       Appreciation
                                                  Cost           Appreciation     Depreciation     (Depreciation)
                                             ----------------   --------------   -------------    ---------------
Prime Fund                                   $    228,230,839   $       3,815    $    (24,973)    $      (21,158)
Short-Term Bond Fund                              205,430,337       1,854,403        (561,064)         1,293,339
Core Bond Fund                                    432,689,491      16,919,821        (529,777)        16,390,044
Balanced Fund                                     521,260,171     139,690,566        (540,826)       139,149,740
Value Equity Fund                               2,076,604,643   1,123,293,702      (3,876,050)     1,119,417,652
Small Cap Value Equity Fund                       459,144,230     234,617,794      (7,003,431)       227,614,363
International Equity Fund                         490,229,315      86,328,444     (27,611,375)        58,717,069

                At December 31, 1997, the following Funds had available, for Federal income tax purposes, unused capital losses:


                                   Amount               Expiration Date
                              -------------------- -----------------------------
                Prime Fund        $     2,082            December 31, 2003
                Prime Fund              2,368            December 31, 2004
                Prime Fund              7,761            December 31, 2005

8. Line of      The Trust, on behalf of each Fund, maintains a discretionary
   Credit       line of credit agreement with PNC Bank, N.A. Each Fund may borrow under the line of credit, provided that the Trust's borrowings do not exceed $50,000,000 in the aggregate at any one time. Interest is charged based on outstanding borrowings at the Federal Funds Rate plus .45%. Only the International Equity Fund utilized the line of credit during the year ended December 31, 1997. Average daily borrowings for the year ended December 31, 1997 were $6,100,000 and the average interest rate was 5.86%.
                The maximum borrowing outstanding during the year ended December
                31, 1997 was $31,600,000. There was no balance outstanding at December 31, 1997.

9. Class 4      Effective December 1, 1997, all Class 4 shares of all Funds were
Redesignation   redesignated as Class S shares, and the expense structure was and Subsequent  revised accordingly (see Note 3). Additionally, two new classes
Event           of shares, Class A and Class Y, were created for all Funds.
Regarding New   Effective January 1, 1998, Class A and Y shares began
Classes of      operations, and Class 1 shares of all Funds were exchanged for
Shares          Class A shares and Class 2 and Class 3 shares of all Funds were exchanged for Class Y shares. The Class 1, Class 2, and Class 3 shares were subsequently terminated by the Trustees. The new classes of shares are offered to different types of investors and have different expense and sales charge structures, as outlined in the Trust's Prospectus.

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------


To the Board of Trustees and Shareholders of the MassMutual Institutional Funds:


We have audited the accompanying statements of assets and liabilities of the MassMutual Institutional Funds, comprising, respectively, the Prime, Short-Term Bond, Core Bond, Balanced, Value Equity, Small Cap Value Equity and International Equity Funds, (the "Funds"), including the portfolios of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period from October 3, 1994 (commencement of operations) through December 31, 1994. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the MassMutual Institutional Funds as of December 31, 1997 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the three years in the period then ended and for the period from October 3, 1994 (commencement of operations) through December 31, 1994, in conformity with generally accepted accounting principles.


                         /s/ Coopers & Lybrand L.L.P.



Springfield, Massachusetts
February 6, 1998

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus or private placement memorandum, if applicable, containing more complete information including fees, risks, and expenses. If used as sales material, this report must be accompanied by a Performance Update for the most recently completed calendar quarter. The figures in this report reflect past results. The investment return and principal value of shares will fluctuate with market conditions so that shares, when redeemed, may be worth more or less than their original cost. All investments are subject to certain risks. For example, stocks are sensitive to price changes and bonds are affected by interest rate fluctuations. Investors should make investment decisions based on an investment strategy that takes into consideration investment goals, the length of time money can stay invested, and risk tolerance. Portfolio changes should not be considered recommendations for action by individual investors.



                                  DISTRIBUTOR
                      Oppenheimer Funds Distributor, Inc.
                            Two World Trade Center
                           New York, New York  10048
                               February 27, 1998